             As filed with the Securities and Exchange Commission on
                                 April 28, 2000


                            Registration No. 33-90208
             ======================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------


                         Post-Effective Amendment No. 8
                                       to


                                    Form S-6
                                 ---------------


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2
                                ----------------
                     Acacia National Variable Life Insurance
                               Separate Account I
                           (Exact Name of Registrant)
                                ----------------
                     Acacia National Life Insurance Company
                                   (Depositor)
                    7315 Wisconsin Avenue Bethesda, MD 20814
                                ----------------
Robert-John H. Sands Senior Vice President, Corporate Secretary and General
                                    Counsel
                     Acacia National Life Insurance Company
                              7315 Wisconsin Avenue
                               Bethesda, MD 20855
                                -----------------


Title of Securities Being Registered: Securities of Unit Investment Trust

         Approximate Date Of Proposed Public offering: As soon as practicable after effective date.

         It is proposed that this filing will become effective:

                       Immediately upon filing pursuant to paragraph (b).


                 [X]   On May 1, 2000 pursuant to paragraph (b).


                       60 days after filing pursuant to paragraph (a)(1).

                       On              pursuant to paragraph (a)(1) of Rule 485.

               RECONCILIATION AND TIE BETWEEN ITEMS IN FORM N-8B-2
                               AND THE PROSPECTUS


          ITEM NO. OF
          FORM N-8B-2        CAPTION IN PROSPECTUS
          -----------        ---------------------
               1                 Cover Page
               2                 Cover Page
               3                 Not Applicable
               4                 Distribution of the Policies
               5                 Acacia National Variable Life Insurance Separate Account I
               6                 Acacia National Variable Life Insurance Separate Account I
               7                 Not Required
               8                 Not Required
               9                 Legal Proceedings
              10                 Summary; Addition, Deletion of  Substitution  of Investments; Policy  Benefits;
                                 Policy Rights; Payment  and  Allocation of Premiums; General Provisions; Voting
                                 Rights
              11                 Summary; The Funds
              12                 Summary; The Funds
              13                 Summary; The Funds - Charges and Deductions
              14                 Summary; Payment and Allocation of Premiums
              15                 Summary; Payment and Allocation of Premiums
              16                 Summary; The Alger American Fund, Calvert
                                 Variable Series, Inc, Deutsche Asset Management
                                 VIT Funds, Variable Insurance Products Fund,
                                 Variable Insurance Products Fund II, Franklin
                                 Templeton Variable Insurance Products Trust,
                                 Neuberger Berman Advisers Management Trust,
                                 Oppenheimer Variable Account Funds., and Van
                                 Eck Worldwide Insurance Trust
              17                 Summary, Policy Rights
              18                 The Alger American Fund, Calvert Variable
                                 Series, Inc, Deutsche Asset Management VIT
                                 Funds, Variable Insurance Products Fund,
                                 Variable Insurance Products Fund II, Franklin
                                 Templeton Variable Insurance Products Trust,
                                 Neuberger Berman Advisers Management Trust,
                                 Oppenheimer Variable Account Funds, and Van Eck
                                 Worldwide Insurance Trust
              19                 General Provisions; Voting Rights
              20                 Not Applicable
              21                 Summary; Policy Rights, Loan Benefits; General Provisions
              22                 Not Applicable
              23                 Safekeeping of the Separate Account's Assets
              24                 General Provisions
              25                 Acacia National Life Insurance Company
              26                 Not Applicable
              27                 Acacia National Life Insurance Company
              28                 Executive Officers and Directors of ANLIC; Acacia National Life Insurance
                                 Company
              29                 Acacia National Life Insurance Company
              30                 Not Applicable
              31                 Not Applicable
              32                 Not Applicable
              33                 Not Applicable
              34                 Not Applicable
              35                 Not Applicable
              36                 Not Required
              37                 Not Applicable
              38                 Distribution of the Policies
              39                 Distribution of the Policies
              40                 Distribution of the Policies
              41                 Distribution of the Policies



         ITEM NO. OF
         FORM N-8B-2             CAPTION IN PROSPECTUS
         ------------            ---------------------
             42                  Not Applicable
             43                  Not Applicable
             44                  Cash Value, Payment and Allocation of Premium
             45                  Not Applicable
             46                  The Funds; Cash Value
             47                  The Funds
             48                  State Regulation of ANLIC
             49                  Not Applicable
             50                  The Separate Account
             51                  Cover Page; Summary; Policy Benefits; Payment and Allocation of Premiums,
                                 Charges and Deductions
             52                  Addition, Deletion or Substitution of Investments
             53                  Summary; Federal Tax Matters
             54                  Not Applicable
             55                  Not Applicable
             56                  Not Required
             57                  Not Required
             58                  Not Required
             59                  Financial Statements


PROSPECTUS
                                                         [THE ACACIA GROUP LOGO]
                                                            Acacia National Life
                                                               Insurance Company

Allocator 2000 -- A Flexible Premium Variable Universal Life      7315 Wisconsin
Avenue

Insurance Policy issued by Acacia National Life Insurance Company   Bethesda, MD
20814
--------------------------------------------------------------------------------

     Allocator 2000 is a flexible premium variable universal life insurance Policy ("Policy"), issued by Acacia National Life Insurance Company ("ANLIC"). Like traditional life insurance policies, an Allocator 2000 Policy provides Death Benefits to Beneficiaries and gives you, the Policyowner, the opportunity to increase the Policy's cash value. Unlike traditional policies, Allocator 2000 lets you vary the frequency and amount of premium payments, rather than follow a fixed premium payment schedule. It also lets you choose one of two Death Benefit options: (1) a level amount, which generally equals the Face Amount of the Policy; or (2) a variable amount which generally equals the Face Amount plus the Policy Account Value. While the Policy remains in force, the Death Benefit will not be less than the maximum of the current Face Amount of the Policy or the Policy Account Value multiplied by the applicable corridor percentage specified in the Policy. The minimum face amount is $25,000.

     An Allocator 2000 Policy is different from traditional life insurance policies in another important way: you select how Policy premiums will be invested. Although each Policyowner is guaranteed a minimum death benefit, the cash value of the Policy, as well as the actual Death Benefit, will vary with the performance of investments you select.


     The Investment Options available through Allocator 2000 include investment portfolios from The Alger American Fund, Calvert Variable Series, Inc., Deutsche Asset Management VIT Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, Franklin Templeton Variable Insurance Products Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, and Van Eck Worldwide Insurance Trust. Each of these portfolios has its own investment objective and policies. These are described in the prospectuses for each investment portfolio which must accompany this Allocator 2000 prospectus. You may also choose to allocate premium payments to the Fixed Account managed by ANLIC.


     An Allocator 2000 Policy will be issued after ANLIC accepts a prospective Policyowner's application. Allocator 2000 Policies are available to cover individuals between the ages of 20 and 80 at the time of purchase. An Allocator 2000 Policy, once purchased, may generally be canceled until 20 days after the Owner receives the Policy or 45 days after completion of Part I of the application, if later.

     This Allocator 2000 prospectus is designed to assist you in understanding the opportunity and risks associated with the purchase of an Allocator 2000 Policy. Prospective Policyowners are urged to read the prospectus carefully and retain it for future reference.

     This prospectus includes a summary of the most important features of the Allocator 2000 Policy, information about ANLIC, a list of the investment portfolios to which you may allocate premium payments, and a detailed description of the Allocator 2000 Policy. The appendix to the prospectus includes tables designed to illustrate how cash values and death benefits may change with the investment experience of the Investment Options.

     This prospectus must be accompanied by a prospectus for each of the investment portfolios available through Allocator 2000. Although the Allocator 2000 Policy is designed to provide life insurance, an Allocator 2000 Policy is considered to be a security. The purchase of an Allocator 2000 Policy involves investment risk, including the possible loss of principal. For this reason, Allocator 2000 may not be suitable for all individuals. It may not be advantageous to purchase an Allocator 2000 Policy as a replacement for another type of life insurance or as a way to obtain additional insurance protection if the purchaser already owns another flexible premium variable universal life insurance policy. This Policy may not be available in all states.

     The Securities and Exchange Commission maintains a web site
(http://www.sec.gov) that contains other information regarding registrants that file electronically with the Securities and Exchange Commission.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AUTHORITY HAS APPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The Date of This Prospectus is May 1, 2000.

                                 ALLOCATOR 2000

TABLE OF CONTENTS


                                                                 PAGE
GLOSSARY OF DEFINED TERMS...................................         3
SUMMARY.....................................................         5
QUESTIONS AND ANSWERS ABOUT YOUR POLICY.....................         6
ANLIC AND THE VARIABLE ACCOUNT..............................        11
      Acacia National Life Insurance Company................        11
      The Variable Account..................................        12
THE PORTFOLIOS..............................................        12
      The Alger American Fund...............................        13
      Calvert Variable Series, Inc..........................        13
      Deutsche Asset Management VIT Funds...................        14
      Variable Insurance Products Fund, Variable Insurance
       Products Fund II.....................................        15
      Franklin Templeton Variable Insurance Products
       Trust................................................        15
      Neuberger Berman Advisers Management Trust............        16
      Oppenheimer Variable Account Funds....................        16
      Van Eck Worldwide Insurance Trust.....................        17
      Resolving Material Conflicts..........................        18
      Addition, Deletion, or Substitution of Investments....        18
POLICY BENEFITS.............................................        19
      Death Benefits........................................        19
      Applicable Percentage Table...........................        20
      Payment of Policy Benefits............................        22
PAYMENT AND ALLOCATION OF PREMIUMS..........................        23
      Policy Issue..........................................        23
      Premiums..............................................        23
      Allocation of Premiums and Policy Account Value.......        24
      Transfers.............................................        24
      Policy Lapse and Reinstatement........................        25
CHARGES AND DEDUCTIONS......................................        26
      Surrender Charge......................................        26
      Partial Surrender Charge..............................        26
      Premium Expense Charges...............................        26
      Policy Account Value Charges..........................        27
      Daily Charges Against the Variable Account............        27
      Investment Advisory Fee...............................        28
      Reduction of Charges..................................        28
POLICY RIGHTS...............................................        28
      Loan Privileges.......................................        28
      Surrender Privileges..................................        29
      Partial Surrender.....................................        29
      Coverage Beyond the Maturity Date.....................        30
EXAMINATION OF THE POLICY PRIVILEGE ("FREE LOOK")...........        30
GENERAL ACCOUNT.............................................        30
      General Description...................................        30
      The Policy............................................        31
      General Account Value.................................        31
GENERAL POLICY PROVISIONS...................................        31
      Postponement of Payments..............................        31
      The Contract..........................................        31
      Suicide...............................................        31
      Incontestability......................................        32
      Change of Owner or Beneficiary........................        32
      Collateral Assignment.................................        32
      Misstatement of Age or Sex............................        32
      Reports and Records...................................        32
      Optional Insurance Benefits...........................        32
FEDERAL TAX CONSIDERATIONS..................................        33
      Introduction..........................................        33
POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT
  PLANS.....................................................        36
LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES........        37
VOTING RIGHTS...............................................        37
EXECUTIVE OFFICERS AND DIRECTORS OF ANLIC...................        38
DISTRIBUTION OF THE POLICIES................................        39
ADMINISTRATION..............................................        39
YEAR 2000...................................................        39
POLICY REPORTS..............................................        40
STATE REGULATION............................................        40
EXPERTS.....................................................        40
LEGAL MATTERS...............................................        41
ADDITIONAL INFORMATION......................................        41
FINANCIAL STATEMENTS
      Acacia National Variable Life Insurance Separate
       Account I............................................     F-I-1
      Acacia National Life Insurance Company................    F-II-1
APPENDIX A -- ILLUSTRATIONS.................................       A-1
APPENDIX B -- AUTOMATIC REBALANCING, MODEL ASSET ALLOCATION,
  AND DOLLAR COST AVERAGING PROGRAMS........................       B-1


                                 ALLOCATOR 2000

GLOSSARY OF DEFINED TERMS

ATTAINED AGE - The age of the Insured on the last Policy Anniversary.

BENCHMARK PREMIUM - A monthly premium based on the original face amount and any increase made during the first sixty months that the Policy is in force. During the first sixty months that the Policy is in force, the Policy is guaranteed not to lapse provided the sum of the premiums paid equals or exceeds the sum of the scheduled Benchmark Premiums since the Policy date and any Increase date.

BENEFICIARY - The Beneficiary is designated by the Owner to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with ANLIC. If no Beneficiary survives the Insured, the Owner or the Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

CASH SURRENDER VALUE - The Policy Account Value minus any applicable surrender charges, minus any outstanding indebtedness and due charges.

DEATH BENEFIT - The amount of insurance coverage provided under the selected Death Benefit option of the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the Beneficiary upon receipt by ANLIC of Satisfactory Proof of Death of the Insured while the Policy is in force. It is equal to: (l) the Death Benefit; (2) plus additional life insurance proceeds provided by any riders; (3) minus any Outstanding Policy Debt; (4) minus any Accrued Expense Charges, including the Monthly Deduction for the month of the Death of the Insured.

DUE PROOF OF DEATH - One of the following:
(a) A copy of a certified death certificate.
(b) A copy of a certified decree of a court of competent jurisdiction as to the finding of death.
(c) A written statement by a medical doctor who attended the insured.
(d) Any other proof satisfactory to ANLIC.

FACE AMOUNT - The minimum death benefit payable under the Policy so long as the Policy remains in force. The death benefit proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges.

FIXED ACCOUNT - The portion of the Policy Account Value allocated to our General Account.

FREE LOOK PERIOD - The period of time in which the Owner may cancel the Policy and receive a refund of the total premiums paid. The Owner may cancel the Policy within 20 days of receipt of the Policy and free look notice, or 45 days after completion of Part 1 of the application, whichever is later. This provision also applies in the event of an increase in coverage.

GENERAL ACCOUNT - The assets of ANLIC other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD - The 62 days allowed from the mailing of the notice of the start of the Grace Period until the date the Policy will Lapse for non payment of premium.


GUARANTEED DEATH BENEFIT PREMIUM ("GDBP") - An annual premium listed in the Policy, based on the Insured's age, sex, rate class and amount of insurance coverage at the time of issue. Provided GDBP is paid and the Owner does not elect to take any loans or partial surrenders, the Policy is guaranteed not to lapse before the Insured's age 65 or for ten years from the effective date of coverage, whichever is later.


INDEBTEDNESS - The sum of all unpaid Policy loans and accrued interest on loans.

ISSUE AGE - The Insured's age on the Policy Date.

INSURED - The person upon whose life the Policy is issued.

INVESTMENT OPTIONS - The Fixed Account and the Sub-accounts which invest in portfolios described in the Fund prospectuses.

                                 ALLOCATOR 2000

LOAN VALUE - The maximum amount that may be borrowed under the Policy. The loan value equals 90% of the Policy's Cash Surrender Value.

MATURITY DATE - The Policy Anniversary following the Insured's 95th birthday.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Policy Date. For purposes of the Variable Account, whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date.

NET PREMIUM - Premium paid less the Premium Expense Charge.

OWNER - The Policy Owner as defined below.

PLANNED PERIODIC PREMIUM - A scheduled premium of a level amount at a fixed interval over a specified period of time.

POLICY - The Flexible Premium Variable Life Insurance Policy offered by ANLIC and described in this Prospectus.

POLICY ACCOUNT VALUE - The sum of the Policy's values in the Sub-accounts and the General Account.

POLICY DATE - The date set forth in the Policy that is used to determine Policy years and Policy months. Policy anniversaries are measured from the Policy Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY OWNER ("OWNER") - The person so designated in the Application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

PORTFOLIO - A separate investment portfolio of a mutual fund in which the Variable Account assets are invested.

PREMIUM EXPENSE CHARGE - A charge to cover all premium taxes imposed by the states and any subdivision thereof, which does not necessarily relate to the premium taxes paid for a particular Policy.

SUB-ACCOUNT - A sub-division of the Variable Account. Each Sub-account invests exclusively in the shares of a specified Portfolio of a Fund.

SURRENDER CHARGE - The amount deducted from the Policy Account Value upon lapse or surrender of the Policy during the first 9 years that the original Policy coverage is effective and during the first 9 years from the effective date of an increase.

TARGET PREMIUM - An annual premium amount based upon the Face Amount and the Insured's age, sex and risk class that is used to calculate surrender charges and agent compensation.

VALUATION DATE - Each regular business day that ANLIC and the New York Stock Exchange are open for business, excluding holidays, and any other day in which there is sufficient trading in the Fund's portfolio securities to materially affect the value of the assets in the Variable Account.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business on the next succeeding Valuation Date.


VARIABLE ACCOUNT (OR "SEPARATE ACCOUNT I") - Acacia National Variable Life Insurance Separate Account I, a separate investment account established by ANLIC to receive and invest the net premiums paid under the Policy.


                                 ALLOCATOR 2000

                                    SUMMARY



     The following summary of prospectus information and diagram of the Policy should be read along with the detailed information found elsewhere in this prospectus. Unless stated otherwise, this prospectus assumes that the Policy is in force and that there is no outstanding Policy debt.



                               DIAGRAM OF POLICY


---------------------------------------------------


                                PREMIUM PAYMENTS



                       You can vary amount and frequency.

---------------------------------------------------

--------------------------------------------------------------------------------


                            DEDUCTIONS FROM PREMIUMS



                        Premium Expense Charge -- 2.25%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  NET PREMIUM



 The net premium may be invested in the Fixed Account or in Separate Account I which offers 25 different Subaccounts. The Subaccounts invest in the corresponding portfolios of The Alger American Fund, Calvert Variable Series, Inc., Deutsche Asset Management VIT Funds, Variable Insurance Products Fund, Variable Insurance Product Fund II, Franklin Templeton Variable Insurance Products Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, and Van Eck Worldwide Insurance Trust.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                             DEDUCTIONS FROM ASSETS



 Monthly Charge for Cost of Insurance and cost of any riders. The charge varies by the face amount of the Policy, the Policy duration and the Issue Age, gender, smoker distinction and risk class of the Insured. (See the Policy Schedule for rates.)



 Monthly per Policy charge for administrative expenses:



                      POLICY YEAR                          MONTHLY CHARGE
                      -----------                          --------------
1                                                              $27.00
2+                                                             $ 8.00



 Daily charge from the Subaccounts (not deducted from the Fixed Account):



 Mortality and Expense Risk Charge:



                    POLICY YEAR                          ANNUAL CHARGE
                    -----------                         ----------------
1-15                                                    0.90%
16-23                                                   0.85% to 0.50%
                                                        (reduced by
                                                        0.05% annually)
24+                                                     0.45%



 Fund expense charges, which ranged from 0.30% to 1.50% at the most recent fiscal year end, are also deducted.



 Surrender Charge (determined by multiplying the Surrender Charge factor by actual premiums paid up to the Target Premium, computed separately for the initial Face Amount of the Policy and for each increase in the Face Amount):



                  POLICY YEAR                       SURRENDER CHARGE FACTOR
                  -----------                       -----------------------
1-7                                                           30%
8                                                             20%
9                                                             10%
10+                                                            0%



 Partial Surrender Charge: During the Surrender Charge period for the Policy and for each increase in the Face Amount, the partial surrender charge will be the greater of 8% of the amount withdrawn or $25.

--------------------------------------------------------------------------------


                                LIVING BENEFITS



You may make partial surrenders, subject to certain restrictions. The Death Benefit will be reduced by the amount of the partial surrender. ANLIC allows free transfers between the Investment Options, subject to minimum and maximum transfer amounts.



You may Surrender the Policy at any time for its Cash Surrender Value. (See pages 26 and 29.)



                           RETIREMENT INCOME BENEFITS



Loans may be available on a more favorable interest rate basis after the fifth Policy Year. Should the Policy lapse while loans are outstanding, the portion of the loan attributable to earnings will become a taxable distribution. (See page 29.)



You may Surrender the Policy or make a partial withdrawal and take values as payments under one or more of six different payment options.



                                 DEATH BENEFITS



Generally, Death Benefit income is tax free to the Beneficiary. The Beneficiary may be paid a lump sum or may select any of the six payment methods available as retirement benefits.


                                 ALLOCATOR 2000

QUESTIONS AND ANSWERS ABOUT YOUR POLICY

     The following summary is intended to highlight the most important features of an Allocator 2000 Policy that you should consider. You will find more detailed information in the main portion of the prospectus; cross-references are provided for your convenience. As you review this Summary, take note of the capitalized terms which are defined in the Definitions Section of this prospectus. This summary and all other parts of this prospectus are qualified in their entirety by the terms of the Allocator 2000 Policy, which is available upon request from ANLIC.

WHO IS THE ISSUER OF AN ALLOCATOR 2000 POLICY?
     ANLIC is the issuer of each Allocator 2000 Policy. ANLIC enjoys a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers. A stock life insurance company organized in Virginia, ANLIC is a wholly owned subsidiary of Acacia Life Insurance Company which is, in turn, a second tier subsidiary of Ameritas Acacia Mutual Holding Company. (See the section on Acacia National Life Insurance Company.)

WHY SHOULD I CONSIDER PURCHASING AN ALLOCATOR 2000 POLICY?
     The primary purpose of an Allocator 2000 Policy is to provide life insurance protection on the Insured named in the Policy. This means that, so long as the Policy is in force, it will provide for:

- payment of a Death Benefit, which will never be less than the current face amount at the time of the Death of the Insured (See the section on Death Benefits.);

- Policy loans (See the section on Loan Privileges.);

- Partial Surrender, and Surrender features. (See the sections on Surrender Privileges and Partial Surrenders.)

     An Allocator 2000 Policy also includes an investment component. This means that, so long as the Policy is in force, you will be responsible for selecting the manner in which Net Premiums will be invested. Thus, the value of an Allocator 2000 Policy will reflect your investment choices over the life of the Policy.


WHAT ARE THE CHARGES ASSOCIATED WITH OWNERSHIP OF AN ALLOCATOR 2000 POLICY?


     SURRENDER CHARGE - Because ANLIC incurs expenses immediately upon the issuance of an Allocator 2000 Policy that are recovered over a period of years, an Allocator 2000 Policy that is Surrendered or lapses on or before its 9th Policy Anniversary is subject to a Surrender Charge. Additional Surrender Charges may apply if you increase the Face Amount of your Allocator 2000 Policy. Because the Surrender Charge may be significant upon early surrender, you should purchase an Allocator 2000 Policy only if you intend to maintain your Allocator 2000 Policy for a substantial period. (See the section on Surrender Charge.) Partial Surrender Charge -- During the Surrender Charge period for the Policy and any increase in Face Amount, there will be a charge for a partial surrender equal to 8% of the amount withdrawn or $25, whichever is greater.



     PREMIUM EXPENSE CHARGE - Certain states impose premium and other taxes in connection with insurance policies such as Allocator 2000. ANLIC deducts 2.25% of each premium to cover these charges.



     COST OF INSURANCE - Charges will be deducted monthly against the Policy Account Value to cover the Cost of Insurance under the Policy. Cost of insurance rates are based on the Insured's sex, Issue Age, policy duration, Face Amount, and rate class. (See the section on Policy Account Value Charges.)



     ADMINISTRATIVE EXPENSE CHARGE - Charges are deducted to compensate ANLIC for administering each individual Allocator 2000 Policy. These charges equal $27 per month for the first Policy year and $8 each month thereafter.



     MORTALITY AND EXPENSE RISK CHARGE - As compensation for mortality and expense risks assumed in connection with the Policy, ANLIC will deduct a daily Mortality and Expense Risk Charge from the value of the net assets of the Variable Account. For the first 15 years of your Policy, this charge is at the rate of 0.90% annually. Beginning in the 16th Policy year, this charge is reduced by 0.05% annually until it reaches 0.45% annually in Policy year 24; the rate remains level thereafter. No mortality and expense risk


                                 ALLOCATOR 2000
charges will be deducted from the amounts in the Fixed Account. (See the section on Daily Charges Against the Variable Account.)



     FUND EXPENSE SUMMARY. In addition to the charges against Separate Account I described just above, management fees and expenses will be assessed by the fund managers against the amounts invested in the various portfolios. No portfolio fees will be assessed against amounts placed in the Fixed Account.



     The information shown below was provided to ANLIC by the Funds and ANLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. Each Fund, other than the Calvert Social portfolios, is managed by an organization that is not affiliated with ANLIC. The Calvert Social portfolios are managed by Calvert Asset Management Company, Inc., an ANLIC affiliate. Other Calvert companies provide administrative services to certain of the portfolios. Unless otherwise noted, the amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 1999, was as follows:



                                                                                                       TOTAL
                                                                                                    (Reflecting
                              INVESTMENT                                            WAIVERS       WAIVERS AND/OR
                              ADVISORY &    12B-1        OTHER                       AND/OR       REIMBURSEMENTS,
         PORTFOLIO            MANAGEMENT   EXPENSE      EXPENSES      TOTAL      REIMBURSEMENTS       IF ANY)
         ---------            ----------   -------      --------      -----      --------------   ---------------
ALGER AMERICAN(1)
Alger American Growth           0.75%          --        0.04%        0.79%             --             0.79%
Alger American MidCap Growth    0.80%          --        0.05%        0.85%             --             0.85%
Alger American Small
  Capitalization                0.85%          --        0.05%        0.90%             --             0.90%
CALVERT SOCIAL(2)
Calvert Social Money Market     0.50%          --        0.17%(3)     0.67%             --             0.67%
Calvert Social Small Cap
  Growth                        1.00%          --        0.58%(3)     1.58%             --             1.58%
Calvert Social Mid Cap
  Growth                        0.90%          --        0.21%(3)     1.11%             --             1.11%
Calvert Social International
  Equity                        1.10%          --        0.50%(3)     1.60%(4)          --             1.60%
Calvert Social Balanced         0.70%          --        0.19%(3)     0.89%             --             0.89%
DEUTSCHE VIT(5)
Deutsche VIT Equity 500
  Index                         0.20%          --        0.23%        0.43%          0.13%             0.30%
Deutsche VIT Small Cap Index    0.35%          --        0.83%        1.18%          0.73%             0.45%
Deutsche VIT EAFE Equity
  Index                         0.45%          --        0.69%        1.15%          0.50%             0.65%
FIDELITY PORTFOLIOS(6)
VIP Equity-Income: Service
  Class 2                       0.48%       0.25%        0.10%        0.83%             --             0.83%(7)
VIP High Income: Service
  Class 2                       0.58%       0.25%        0.12%        0.95%             --             0.95%
VIP II Contrafund: Service
  Class 2                       0.58%       0.25%        0.12%        0.95%             --             0.95%(7)
FTVIP(8)
Templeton Asset Strategy
  Fund(9) -- Class 2            0.60%       0.25%(10)    0.14%        0.99%             --             0.99%
Templeton International
  Securities
  Fund(11) -- Class 2           0.65%       0.25%(10)    0.20%        1.10%             --             1.10%


                                 ALLOCATOR 2000

                                                                                                       TOTAL
                                                                                                    (Reflecting
                              INVESTMENT                                            WAIVERS       WAIVERS AND/OR
                              ADVISORY &    12B-1        OTHER                       AND/OR       REIMBURSEMENTS,
         PORTFOLIO            MANAGEMENT   EXPENSE      EXPENSES      TOTAL      REIMBURSEMENTS       IF ANY)
         ---------            ----------   -------      --------      -----      --------------   ---------------
NEUBERGER BERMAN AMT(12)
Neuberger Berman AMT Limited
  Maturity Bond                 0.65%          --        0.11%        0.76%             --             0.76%
Neuberger Berman AMT Growth     0.84%          --        0.08%        0.92%             --             0.92%
Neuberger Berman AMT
  Partners                      0.80%          --        0.07%        0.87%             --             0.87%
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS(13)
Oppenheimer Aggressive
  Growth Fund/VA                0.66%          --        0.01%        0.67%             --             0.67%
Oppenheimer Capital
  Appreciation Fund/VA          0.68%          --        0.02%        0.70%             --             0.70%
Oppenheimer Main Street
  Growth & Income Fund/VA       0.73%          --        0.05%        0.78%             --             0.78%
Oppenheimer High Income
  Fund/VA                       0.74%          --        0.01%        0.75%             --             0.75%
Oppenheimer Strategic Bond
  Fund/VA                       0.74%          --        0.04%        0.78%             --             0.78%
VAN ECK(14)
Worldwide Hard Assets Fund      1.00%          --        0.26%        1.26%             --             1.26%


-------------------------

 (1) Fred Alger Management, Inc. is manager to the Alger American portfolios.



 (2) Calvert Asset Management Company, Inc., an affiliate of ANLIC, is investment advisor of the Calvert Social Portfolios.



 (3) "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be as follows:



Calvert Social Money Market                    0.64%
Calvert Social Small Cap Growth                1.15%
Calvert Social Mid Cap Growth                  1.02%
Calvert Social International Equity            1.50%
Calvert Social Balanced                        0.86%



 (4) Total expenses have been restated to reflect expenses expected to be incurred in 2000, resulting from a change in 1999 to the administrative agreement, as approved by the shareholders.



 (5) Bankers Trust Company is the investment advisor to Deutsche VIT. For its services, the investment advisor receives a fee that is a percentage of each fund's average daily net assets. The investment advisor has entered into agreements to waive and/or reimburse operating expenses, including its fees, that exceed certain percentages of the funds' aggregate average daily net assets. Any differences in amounts are due to rounding.



 (6) Fidelity Management & Research Company is manager of VIP and VIP II (Fidelity Portfolios). Service Class 2 expenses are based on estimated expenses for the first year.



 (7) A portion of the brokerage commissions certain portfolios pay was used to reduce portfolio expenses. In addition, through arrangements with the portfolios' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolios' expenses. After these reductions, the total operating expenses presented in the table for these portfolios would have been as follows:



VIP Equity Income: Service Class 2             0.82%
VIP II Contrafund: Service Class 2             0.92%


                                 ALLOCATOR 2000

 (8) Templeton Investment Counsel, Inc. is investment adviser to the FTVIP funds.



 (9) (Previously the Templeton Asset Allocation Fund) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Global Asset Allocation Fund. The shareholders of that fund approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses for the fund based on the new fund fees and the combined assets of the two funds as of 12/31/99, even though the merger and new fees did not become effective until 5/1/00.



(10) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus. While the maximum amount payable under the fund's 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of FTVIP has set the current rate at 0.25%.



(11) (Previously the Templeton International Fund) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund. The shareholders of that fund approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses for the fund based on the new fund fees and the combined assets of the two funds as of 12/31/99, even though the merger and new fees did not become effective until 5/1/00.



(12) Neuberger Berman Management Inc. ("NBMI") provides investment management services to each Neuberger Berman AMT portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the portfolio. NBMI provides administrative services to each portfolio that include furnishing similar facilities and personnel to the portfolio. With the portfolio's consent, NBMI is authorized to subcontract some of its responsibilities under its administration agreement with the portfolio to third parties. Each portfolio bears all expenses of its operations other than those borne by NBMI as administrator of the portfolio and as distributor of its shares. Each portfolio bears all expenses of its operations other than those borne by NBMI as investment manager of the series. These expenses include, but are not limited to, for the portfolios and the series, legal and accounting fees and compensation for trustees who are not affiliated with NBMI; for the portfolios, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the series, custodial fees for securities. Any expenses which are not directly attributable to a specific series are allocated on the basis of the net assets of the respective series.



(13) Oppenheimer Funds, Inc. serves as manager to the Oppenheimer portfolios.



(14) Van Eck Associates Corporation serves as investment adviser to the Van Eck Worldwide Hard Assets Fund.



     Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.



     ANLIC may receive administrative fees from the investment advisers of certain Funds. ANLIC currently does not assess a separate charge against Separate Account I or the Fixed Account for any federal, state or local income taxes. ANLIC may, however, make such a charge in the future if income or gains within Separate Account I will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of ANLIC changes.


HOW DOES THE INVESTMENT COMPONENT OF MY ALLOCATOR 2000 POLICY WORK?
     ANLIC has established the Variable Account, which is separate from all other assets of ANLIC, as a vehicle to receive and invest premiums received from Allocator 2000 Policy Owners. The Variable Account is divided into separate Sub-accounts. Each Sub-account invests exclusively in shares of one of the investment portfolios available through Allocator 2000. Each Policy Owner may allocate Net Premiums to one or more Sub-accounts, or to the Fixed Account (which invests in ANLIC's General Account) in the initial application. These allocations may be changed, without charge, by notifying ANLIC's Service Office. The aggregate value of your interests in the Sub-accounts, the Fixed Account and any amount held in the General Account to secure Policy debt will represent the Policy Account Value of your Allocator 2000 Policy. (See the section on General Account.)

                                 ALLOCATOR 2000

WHAT INVESTMENT OPTIONS ARE AVAILABLE THROUGH THE ALLOCATOR 2000 POLICY?

     The Investment Options available through Allocator 2000 include 25 investment Portfolios, each of which is a separate series of a mutual fund from:
The Alger American Fund ("Alger American"); Calvert Variable Series, Inc. ("Calvert Social"); Deutsche Asset Management VIT Funds ("Deutsche VIT"); Variable Insurance Products Fund ("VIP") and Variable Insurance Products Fund II ("VIP II") (collectively "Fidelity"); Franklin Templeton Variable Insurance Products Trust ("FTVIP"); Neuberger Berman Advisers Management Trust ("AMT"); Oppenheimer Variable Account Funds ("Oppenheimer Funds"); and Van Eck Worldwide Insurance Trust ("Van Eck"). These Portfolios are listed in the Fund Expense Summary above.


     Details about the investment objectives and policies of each of the available investment Portfolios, including management fees and expenses, appear in the section on "The Portfolios" of this prospectus. Each Portfolio holds its assets separately from the assets of the other Portfolios. In addition to the listed Portfolios, Policyowners may also elect to allocate Net Premiums to the Fixed Account which is available in most states. (See the section on General Account.)

HOW DOES THE LIFE INSURANCE COMPONENT OF AN ALLOCATOR 2000 POLICY WORK?
     An Allocator 2000 Policy provides for the payment of a minimum Death Benefit upon the death of the Insured. The amount of the minimum Death Benefit is chosen by you at the time your Allocator 2000 Policy is established. However, Death Benefit Proceeds -- the actual amount that will be paid after ANLIC receives Due Proof of Death -- may vary over the life of your Allocator 2000 Policy, depending on which of the two available coverage options you select.

     If you choose Option A, the Death Benefit payable under your Allocator 2000 Policy will be the current face amount of your Allocator 2000 Policy or the applicable percentage of Policy Account Value, whichever is greater. (See the section on Applicable Percentage Table.) If you choose Option B, the Death Benefit payable under your Allocator 2000 Policy will be the current face amount of your Allocator 2000 Policy plus the Policy Account Value of your Allocator 2000 Policy, or if it is higher, the applicable percentage of the Policy Account Value on the date of death. In either case, the applicable percentage is established based on the Attained Age at the death of the Insured.

ARE THERE ANY RISKS INVOLVED IN OWNING AN ALLOCATOR 2000 POLICY?
     Yes. Over the life of your Allocator 2000 Policy, the Sub-accounts to which you allocate your premiums will fluctuate with changes in the stock market and overall economic factors. These fluctuations will be reflected in the Policy Account Value of your Allocator 2000 Policy and may result in loss of principal. For this reason, the purchase of an Allocator 2000 Policy may not be suitable for all individuals. It may not be advantageous to purchase an Allocator 2000 Policy to replace or augment your existing insurance arrangements. Appendix A includes tables illustrating the impact that hypothetical market returns would have on Policy Account Values under an Allocator 2000 Policy.

WHAT IS THE PREMIUM THAT MUST BE PAID TO KEEP AN ALLOCATOR 2000 POLICY IN FORCE?
     Like a traditional life insurance policy, an Allocator 2000 Policy requires the payment of premiums in order to keep the Policy in force. You will be asked to establish a payment schedule before your Allocator 2000 Policy becomes effective.

     The distinction between a traditional life policy and an Allocator 2000 Policy is an Allocator 2000 Policy will not lapse simply because premium payments are not made according to that payment schedule. However, an Allocator 2000 Policy will lapse, even if scheduled premium payments are made, if the Cash Surrender Value of your Allocator 2000 Policy falls below zero or premiums paid do not, in the aggregate, equal the premium necessary to satisfy the Benchmark Premium or the Guaranteed Death Benefit requirements. (See the section on Premiums.)

HOW ARE PREMIUMS PAID, PROCESSED AND CREDITED TO ME?
     Your Allocator 2000 Policy will be issued after a completed application is accepted, and the initial premium payment is received, by ANLIC at its Administrative Office. ANLIC has contracted with Ameritas Life Insurance Corp. ("ALIC"), having its principal place of business at 5900 "O" Street.

                                 ALLOCATOR 2000

Lincoln, Nebraska for it to provide ANLIC with certain administrative services for the Flexible Premium Variable Life Policies.

     On the Policy Date or when the initial premium is received whichever is later, your initial Net Premium will be allocated to the Money Market Sub-account. After a fifteen day period, the Policy Account Value of the Policy will be allocated among the Investment Options according to the instructions in your application. You have the right to examine your Allocator 2000 Policy and return it for a refund for a limited time, even after the Policy Date. (See the section on Examination of the Policy Privilege (Free Look).)

     ANLIC will send premium payment notices to you according to any schedule you select. You may make subsequent premium payments according to the Premium schedule you select, although you are not required to do so. When ANLIC receives your Premium Payment at its Administrative Office, the Net Premium will be allocated to the Investment Options according to your selections . (See the section on Allocation of Premiums and Policy Account Value.)

     As already noted, Allocator 2000 provides you considerable flexibility in determining the frequency and amount of premium payments. This flexibility is not, however, unlimited. You should keep certain factors in mind in determining the payment schedule that is best suited to your needs. These include the amount of the Benchmark Premium and/or Guaranteed Death Benefit Premium requirement needed to keep your Allocator 2000 Policy in force; maximum premium limitations established under the Federal tax laws ; and the impact that reduced Premium Payments may have on the Cash Surrender Value of your Allocator 2000 Policy. (See the sections on Federal Tax Considerations, Premiums, and Surrender Privileges.)

IS THE POLICY ACCOUNT VALUE OF MY ALLOCATOR 2000 POLICY AVAILABLE WITHOUT SURRENDER CHARGES?
     Yes, you may obtain a loan, secured by the Policy Account Value of your Allocator 2000 Policy equal to 90% of the Cash Surrender Value. The Owner may obtain Policy loans at any time the Policy has Loan Value. The minimum loan request ANLIC allows is $1,000. There is an interest rate of 6.45% per year charged for loans when the Policy Account Value is less than the cumulative premiums paid. Otherwise, after the fifth Policy year the loan rate charged will be 4.5% per year for the amount of the loan that equals or is less than the amount that the Policy Account Value exceeds cumulative premiums paid. The interest is due and payable at the end of each Policy Month. Loans and interest may be repaid at any time prior to the Maturity Date. Loans may be taxable transactions. (See the section on Loan Privileges.)

WHEN DOES MY ALLOCATOR 2000 POLICY TERMINATE?
     You may terminate your Allocator 2000 Policy by surrendering the Policy while the Insured is alive for its Cash Surrender Value. As noted above, your Allocator 2000 Policy will terminate if you fail to pay required premiums or maintain sufficient Policy Account Value to cover Policy Lapse charges. (See the section on Policy Lapse.)

WHO CAN I CONTACT FOR MORE INFORMATION CONCERNING THE ALLOCATOR 2000 POLICY?
     You can contact your Registered Representative or you can write to us at our Administrative Office, Acacia National Life Insurance Company, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501. ANLIC's telephone number is 888-837-6791 and its website address is www.acaciagroup.com.

                         ANLIC AND THE VARIABLE ACCOUNT

ACACIA NATIONAL LIFE INSURANCE COMPANY
     Acacia National Life Insurance Company ("ANLIC") is a stock life insurance company organized in the Commonwealth of Virginia. ANLIC was incorporated on December 9, 1974. ANLIC is currently licensed to sell life insurance in 46 states, and the District of Columbia.


     ANLIC is a wholly owned subsidiary of Acacia Life Insurance Company ("Acacia Life"), a District of Columbia stock company. Acacia Life is in turn a second tier subsidiary of Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company. The Administrative Offices of both ANLIC and Acacia Life are at 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501. ANLIC's telephone number is 888-837-6791 and its website address is www.acaciagroup.com.


                                 ALLOCATOR 2000

     On January 1, 1999, Ameritas Mutual Insurance Holding Company ("Ameritas Mutual"), a Nebraska mutual insurance holding company and Acacia Mutual Holding Corporation ("Acacia Mutual"), a District of Columbia mutual holding corporation merged and became Ameritas Acacia Mutual Holding Company ("Ameritas Acacia") a Nebraska mutual insurance holding company. Both Ameritas Acacia and Ameritas Holding Company, an intermediate holding company, are organized under the Nebraska Mutual Insurance Holding Company Act. Acacia Life Insurance Company, a subsidiary of Ameritas Holding Company is regulated by the District of Columbia Insurance Department. Ameritas Acacia and its subsidiaries had total statutory assets at December 31, 1999 of over $6.3 billion and Acacia Life and its subsidiaries had total assets as of December 31, 1999 of $1.7 billion.



     Acacia Life also owns all of the outstanding stock of the Acacia Financial Corporation, a holding company, which owns all of the stock of The Advisors Group, Inc. and the Calvert Group, Ltd. ("Calvert"), which in turn owns Calvert Asset Management Company, Inc., the investment adviser of Calvert Variable Series, Inc., a series of Funds available under the Policies. The Advisors Group, Inc. is the principal underwriter for the Policies described in this Prospectus. The Advisors Group, Inc. sells shares of other mutual funds and other securities, and may also sell variable annuity or variable life policies of other issuers.


THE VARIABLE ACCOUNT
     Acacia National Variable Life Insurance Separate Account I ("Variable Account") was established by ANLIC as a separate account on January 31, 1995. The Variable Account will receive and invest the net premiums paid under this Policy. Net premiums placed in the Variable Account constitute certain reserves for benefits payable under the Policies, and these are actuarial reserves for future benefits payable under the Policies. In addition, the Variable Account may receive and invest net premiums for other flexible premium variable life insurance policies issued by ANLIC.


     Although the assets of the Variable Account are the property of ANLIC, the Code of Virginia under which the Variable Account was established provides that the assets in the Variable Account attributable to the Policies are generally not chargeable with liabilities arising out of any other business which ANLIC may conduct. The assets of the Variable Account shall, however, be available to cover the liabilities of the General Account of ANLIC to the extent that the Variable Account's assets exceed its liabilities arising under the Policies supported by it. Thus while Owners neither hold legal title to, nor have any beneficial ownership interest in the Variable Account assets, because the assets are legally segregated from other assets of ANLIC subject to the claims of creditors, Owners have preferential rights to the ANLIC Variable Account assets.


     The Variable Account is currently divided into 25 Sub-accounts. Each Sub-account invests exclusively in shares of a single Portfolio of a Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-account of the Variable Account are credited to or charged against that Sub-account without regard to income, gains or losses from any other Sub-account of the Variable Account or arising out of any other business ANLIC may conduct. Each Sub-account reinvests all dividends and income and capital gain distributions declared by the Portfolio.

     The Variable Account has been registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Registration with the Securities and Exchange Commission ("SEC") does not involve supervision of the management or investment practices or policies of the Variable Account or ANLIC by the SEC.

                                 THE PORTFOLIOS


     The investment objectives of each of the Portfolios are summarized below. There is no assurance that any of the Portfolios will achieve its stated objective. More detailed information about the Portfolios, including a description of the risks may be found in the Prospectus for each of the Portfolios which must accompany or precede this Prospectus. In addition, the Variable Account purchases shares of each Portfolio subject to the terms of the respective participation agreements between ANLIC and the Funds. A copy of the Agreements have been filed as Exhibits to the Registration Statement for the Variable


                                 ALLOCATOR 2000

Account. Each of the Funds has or may have additional Portfolios that are not available to the Variable Account.

THE ALGER AMERICAN FUND
     The Variable Account has three Sub-accounts that invest exclusively in shares of the Alger American Fund. The LargeCap Growth Sub-account, the MidCap Growth Sub-account and the SmallCap Growth Sub-account invest in the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, and the Alger American Small Capitalization Portfolio, respectively, of the Alger American Fund.

     The Alger American Growth Portfolio seeks to provide long-term capital appreciation. It invests in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights, primarily of companies with total market capitalization of $1 billion or greater.


     The Alger American MidCap Growth Portfolio seeks to provide long-term capital appreciation. It invests in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities, of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S & P MidCap 400 index.


     The Alger American Small Capitalization Portfolio seeks to provide long-term capital appreciation. It invests in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive period, the Portfolio invests at least 65% of its total assets in equity securities, of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index.

     Fred Alger Management, Inc. serves as investment manager to the Alger American Fund.

CALVERT VARIABLE SERIES, INC.

     The Variable Account has five Sub-accounts that invest exclusively in shares of Calvert Variable Series, Inc.. The Social Money Market, Social Strategic Growth, Social Managed Growth, Social Global and Social Balanced Sub-accounts of the Variable Account invest in shares of the Calvert Social Money Market Portfolio, the Calvert Social Small Cap Growth Portfolio, the Calvert Social Mid Cap Growth Portfolio, the Calvert Social International Equity Portfolio, and the Calvert Social Balanced Portfolio, respectively, of Calvert Variable Series, Inc. Calvert Variable Series, Inc. is one of eight registered investment companies in the Calvert Group, Ltd. Funds ("Calvert"). Calvert is a second tier wholly-owned subsidiary of Acacia Life. Calvert is the sponsor of the Fund.


     These Portfolios seek to achieve competitive returns while encouraging responsible corporate conduct. The Portfolios look for enterprises that make a significant contribution to society through their products and the way they do business. Each proposed portfolio investment that is deemed financially viable is then screened according to the stated social criteria of the particular Portfolio. Investments must, in the judgment of the investment adviser, be consistent with these criteria. It should be noted that the Portfolios' social criteria tend to limit the availability of investment opportunities more than is customary with other investment portfolios. (See the individual Portfolio Prospectuses for a complete description of each social screen.)

     The Calvert Social Money Market Portfolio ("CS Money Market") seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, by investing in money market instruments, including repurchase agreements with recognized securities dealers and banks secured by such instruments, selected in accordance with the Portfolios' investment and social criteria. CS Money Market attempts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will maintain a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the United States government.

                                 ALLOCATOR 2000

     Calvert Social Small Cap Growth ("CS Small Cap") seeks, with a concern for social impact to achieve long-term capital appreciation by investing primarily in the equity securities of small companies publicly traded in the United States. In seeking capital appreciation, the Portfolio invests primarily in equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics and that in the advisor's opinion, have strong earnings potential relative to the U.S. market as a whole.


     CS Small Cap may invest up to 35% of its assets in debt securities, excluding money market instruments. These debt securities may consist of investment-grade obligations and junk bonds.


     Calvert Social Mid Cap Growth ("CS Mid Cap") seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small- to mid-sized companies that are undervalued but demonstrate a potential for growth.


     CS Mid Cap may also invest in debt securities and may invest up to 5% of its assets in non-investment grade securities and up to 25% of its assets in foreign securities.


     Calvert Social International Equity Portfolio ("CS International") seeks to provide a high return consistent with reasonable risk by investing primarily in a globally diversified portfolio of equity securities. The Portfolio seeks total return through a globally diversified investment portfolio.


     Under normal circumstances, CS International will invest at least 65% of its assets in the securities of issuers in no less than three countries, other than the United States. As an operating policy, the portfolio will limit its investment in securities of U.S. issuers to 5% of its net assets. CS International may also purchase unrated debt securities and may invest up to 5% of its assets in non-investment grade bonds.


     Calvert Social Balanced Portfolio ("CS Balanced") seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment.


     CS Balanced may invest up to 20% of its assets in non-investment grade debt obligations ("junk bonds").


     Calvert Asset Management Company, Inc. ("CAM") is the investment adviser to all the Portfolios of Calvert Variable Series, Inc.. CAM is a wholly owned subsidiary of Calvert which is in turn a second tier wholly owned subsidiary of Acacia Life. Pursuant to its investment advisory agreement, CAM manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall business affairs of each Portfolio. Calvert Administrative Services, an affiliate of CAM, provides administrative services to each Portfolio and is paid a fee by CAM of a percentage of net assets per year.


     On behalf of CS International, CAM has entered into a subadvisory agreement with Murray Johnstone International, Ltd. ("Murray Johnstone") of Glasgow, Scotland, which has its principal U.S. office in Chicago, Illinois, and is a wholly-owned subsidiary of United Asset Management Company. Murray Johnstone manages the investment and reinvestment of assets of CS International, although CAM may manage part of CS International's cash reserves required for liquidity purposes.


     On behalf of CS Balanced, CAM has entered into a subadvisory agreement with United States Trust Company of Boston, a Massachusetts chartered commercial bank with full trust powers. On behalf of CS Small Cap, CAM has entered into a subadvisory agreement with Awad & Associates of New York. The subadvisers manage the investment and reinvestment of the assets of the Portfolio, although CAM may screen potential investments for compatibility with the Portfolio's social criteria. CAM continuously monitors and evaluates the performance of the subadvisers.


DEUTSCHE ASSET MANAGEMENT VIT FUNDS


     The Variable Account has three Sub-accounts that invest exclusively in shares of Portfolios of Deutsche VIT. The Equity 500 Index Sub-account, Small Cap Index Sub-account, and EAFE Equity Index Sub-account invest in shares of the Equity 500 Index Fund, Small Cap Index Fund, and EAFE Equity Index Fund, respectively, of Deutsche.


                                 ALLOCATOR 2000

     The Equity 500 Index Fund seeks to match, before expenses, the risk and return characteristics of the Standard and Poor's 500 Composite Stock Price ("S&P 500 Index"). The Fund will invest primarily in common stocks of companies that comprise the S&P 500 Index, which emphasizes stocks of large U.S. companies. The Fund may also use stock index futures and options.

     The Small Cap Index Fund seeks to match, before expenses, the risk and return characteristics of the Russell 2000 Small Stock Index ("Russell 2000 Index"). The Fund will invest primarily in common stocks of companies that comprise the Russell 2000 Index, which emphasizes stocks of small U.S. companies. The Fund may also use stock index futures and options.

     The EAFE Equity Index Fund seeks to match, before expenses, the risk and return characteristics of the Morgan Stanley Capital International EAFE Index ("EAFE Index"). The Fund will invest primarily in common stocks of companies that comprise the EAFE Index, which emphasizes stocks of companies in major markets in Europe, Australia and the Far East. The Fund may also use stock index futures and options.


     Bankers Trust Company serves as investment adviser to the Deutsche Asset Management VIT Funds.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
     The Variable Account has two Sub-accounts that invest exclusively in shares of Portfolios of the Variable Insurance Products Fund ("VIP") and one Sub-Account that invests exclusively in shares of a Portfolio of the Variable Insurance Products Fund II ("VIP II"). Equity-Income: Service Class 2 ("Equity-Income") and High Income: Service Class 2 ("High-Income") invest in shares of the VIP Equity-Income: Service Class 2 and VIP High Income: Service Class 2 Portfolios, respectively. Contrafund: Service Class 2 ("Contrafund") invests in shares of the VIP 2 Contrafund: Service Class 2 Portfolio of VIP II.

     Equity-Income seeks reasonable income. Will also consider the potential for capital appreciation. Seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 by investing at least 65% in income-producing equity securities, which tens to lead to investments in large cap "value" stocks.

     High Income seeks a high level of current income while also considering growth of capital by investing at least 65% in income-producing equity securities, which tens to lead to investments in large cap "value" stocks.

     Contrafund seeks long-term capital appreciation by investing primarily in common stocks and investing in securities of companies whose value it believes is not fully recognized by the public.

     Fidelity Management & Research Company serves as investment adviser to VIP and VIP II.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     The Variable Account has two Sub-accounts that invest exclusively in shares of Portfolios of the Franklin Templeton Variable Insurance Products Trust ("FTVIP" or "Templeton Portfolios"). The Asset Strategy and International Securities Sub-accounts invest in shares of the Templeton Asset Strategy Fund Class 2 and Templeton International Securities Fund -- Class 2 Portfolios, respectively, of FTVIP.

     Templeton Asset Strategy -- Class 2 has the investment objective of high total return. The fund will invest in equity securities of companies of any nation, debt securities of companies and governments of any nation, and in money market instruments.

     Templeton International Securities -- Class 2 has the investment objective of long-term capital growth. The fund will invest in the equity securities of companies located outside the U.S., including emerging markets.

     The investment adviser for the Templeton Portfolios is Templeton Investment Counsel, Inc.

                                 ALLOCATOR 2000

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     The Variable Account has three Sub-Accounts that invest exclusively in shares of Portfolios of the Neuberger Berman Advisers Management Trust ("AMT"). The Limited maturity Bond, Income and Growth, and Partners Sub-accounts of the Variable Account invest in shares of the Limited Maturity Bond Portfolio, Growth Portfolio, and Partners Portfolio, respectively, of AMT.

     The Neuberger Berman Limited Maturity Bond Portfolio. The investment objective of the Limited Maturity Bond Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Neuberger Berman Limited Maturity Bond invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends.

     The Neuberger Berman Limited Maturity Bond Portfolio invests in a diversified portfolio of short-to-intermediate-term U.S. Government and Agency securities and debt securities issued by financial institutions, corporations, and others, of at least investment grade. These securities include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency securities, and foreign investments. The Neuberger Berman Limited Maturity Bond Portfolio may invest up to 5% of its net assets in municipal securities when the portfolio manager believes such securities may outperform other available issues. The Portfolio may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts, and may engage in lending portfolio securities. The Portfolio's dollar-weighted average portfolio maturity may range up to five years.

     The Neuberger Berman Growth Portfolio seeks capital appreciation, without regard to income. The Neuberger Berman Growth Portfolio invests in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Portfolio expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market. The Portfolios' aggressive growth investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective. While the Portfolio uses the AMT value-oriented investment approach, when the portfolio manager believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with higher multiples to measures of economic value (such as earnings). In addition, the Portfolio focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments into many companies and industries.

     The Neuberger Berman Partners Portfolio seeks capital growth. Principal series investments are common stocks of mid- to large-cap companies.


     The investment adviser for the Limited Maturity Bond, Growth and Partners Portfolios of AMT is Neuberger Berman Management Inc. ("NBMI"). NBMI retains Neuberger Berman, L.P., without cost to AMT, as subadviser to furnish it with investment recommendations and research information. NBMI provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. NBMI provides administrative services to each Portfolio that include furnishing similar facilities and personnel for the Portfolio. With the Portfolio's consent, NBMI is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.


OPPENHEIMER VARIABLE ACCOUNT FUNDS
     The Variable Account has five Sub-accounts that invest exclusively in shares of Portfolios of the Oppenheimer Variable Account Funds (the "Oppenheimer Funds"). The Aggressive Growth, Capital Appreciation, Growth & Income, High Income, and Strategic Bond Income Sub-Accounts of the Variable Account invest in shares of the Aggressive Growth Fund/VA, Capital Appreciation Fund/VA, Main Street Growth & Income Fund/VA, High Income Fund/VA and Strategic Bond Fund/VA respectively, of the Oppenheimer Funds.

                                 ALLOCATOR 2000

     The Oppenheimer Funds are managed by Oppenheimer Funds, Inc. ("the Manager"), which is responsible for selecting the Oppenheimer Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under investment advisory agreements for each Oppenheimer Fund which state the Manager's responsibilities.

     Oppenheimer Aggressive Growth Fund/VA ("Aggressive Growth Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets.

     Oppenheimer Capital Appreciation Fund/VA ("Capital Appreciation Fund") seeks to achieve capital appreciation by investing insecurities of well-known established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies.

     Oppenheimer Main Street Growth & Income Fund/VA ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and collateralized mortgage obligations, zero coupon securities and U.S. obligations. From time to time Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

     The composition of Growth & Income Fund's Portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of Growth & Income Fund's Assets that may, at any given time, be invested in either type of investment.


     Oppenheimer High Income Fund/VA ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities (including long-term debt and preferred stock issues, including convertible securities). High Income Fund's investment policy is to assume certain risks in seeking high yield including securities in the lower rating categories, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher rated securities. These securities may be considered to be speculative.



     Oppenheimer Strategic Bond Fund ("Strategic Bond Fund') seeks a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. Such income is principally derived from interest on debt securities and the Fund seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (I) foreign government and corporate debt securities (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal.


VAN ECK WORLDWIDE INSURANCE TRUST
     The Hard Assets Sub-account of the Variable Account invests exclusively in shares of the Van Eck Worldwide Hard Assets Fund.

     Van Eck Worldwide Hard Assets Fund seeks long-term capital appreciation by investing globally, primarily in "hard asset" securities. Income is a secondary consideration. The Worldwide Hard Assets Fund will invest at least 65% of its assets in "hard asset securities," defined as securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of

                                 ALLOCATOR 2000
precious metals, natural resources, real estate or commodities. The Fund may concentrate as much as 50% of its assets in any single "hard asset" sector.


     The production and marketing of hard assets may be affected by actions and changes in government. In addition, hard assets and securities of hard assets companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard assets companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard assets companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard assets companies may also experience greater price fluctuations than the relevant hard assets. In periods of rising hard assets prices, such securities may rise at a faster rate, and conversely, in times of falling hard assets prices, such securities may suffer a greater price decline.


     The investment adviser for the Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation.

RESOLVING MATERIAL CONFLICTS
     The Funds are used as the investment vehicle for variable life insurance policies issued by ANLIC. In addition, the Funds are also available to registered separate accounts of insurance companies other than ANLIC. As a result, there is a possibility that a material conflict may arise between the interest of Owners whose policies are allocated to the Variable Account and the Owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. In addition, one or more of the Funds may sell shares to certain retirement plans qualifying under Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code). As a result, there is a possibility that a material conflict may arise between the interests of Owners of policies generally, or certain classes of Owners, and such retirement plans or participants in such retirement plans.

     In the event of a material conflict, ANLIC will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that may possibly arise and to determine what action, if any, should be taken in response to those events or conflicts. (See the individual Fund prospectuses for more information.)

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     ANLIC cannot guarantee that shares of the Portfolios will always be available for investment of premium or for transfers. ANLIC reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Variable Account or that the Variable Account may purchase. ANLIC reserves the right to eliminate the shares of any of the Portfolios of the Funds and to substitute shares of another Portfolio of the Funds or of another open-end registered investment company, if the shares of a Portfolio are no longer available for investment, or if in its judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account. ANLIC will not substitute any shares attributable to an Owner's interest in a Sub-account of the Variable Account without notice and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other Portfolios or classes of Policies, or from permitting a conversion between Portfolios or classes of Policies on the basis of requests made by Owners.


     ANLIC also reserves the right to establish additional Sub-accounts of the Variable Account, each of which would invest in a new series or Portfolio of the Funds, or in shares of another investment company, with a specified investment objective. New Sub-accounts may be established when, in the sole discretion of ANLIC, marketing needs or investment conditions warrant, and any new Sub-accounts will be made available to existing Owners on a basis to be determined by ANLIC. ANLIC may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

                                 ALLOCATOR 2000

     In the event of any such substitution or change, ANLIC may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by ANLIC to be in the best interest of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other ANLIC separate accounts.

                                POLICY BENEFITS

DEATH BENEFITS
     As long as the Policy remains in force (See the section on Policy Lapse and Reinstatement -- Lapse.), ANLIC will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy to the named Beneficiary in accordance with the designated death benefit option. The amount of Death Benefit payable will be determined as of the end of the Valuation Period on the date of death, and will not reflect subsequent Variable Account investment performance. The proceeds may be paid in a lump sum or under one or more of the settlement options set forth in the Policy. The death benefit proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance provided by rider and by the monthly deduction for the month in which death occurred.

     The Policy provides two death benefit options: Death Benefit Option A ("Option A") and Death Benefit Option B ("Option B"). The Owner designates the death benefit option in the application. ANLIC guarantees that as long as the Policy remains in force (See the section on Policy Lapse and Reinstatement -- Lapse.), under either option the death benefit will never be less than the current face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges.

     OPTION A. The death benefit is the greater of the current face amount of the Policy or the applicable percentage of Policy Account Value on the date of death. The applicable percentage is 250% for an Insured age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the Applicable Percentage Table. (See the section on Applicable Percentage Table.) Accordingly, under Option A, the death benefit will remain level unless the applicable percentage of Policy Account Value exceeds the current face amount, in which case the amount of the death benefit will vary as the Policy Account Value varies.

     ILLUSTRATION OF OPTION A. For purposes of this illustration, assume that the Insured's Attained Age is between 30 and 40 and that there is no outstanding indebtedness. Under Option A, a Policy with a $100,000 face amount will generally pay $100,000 in Death Benefit Proceeds. However, because the death benefit must be equal to or be greater than 250% of Policy Account Value, any time the Policy Account Value of the Policy exceeds $40,000 the death benefit will exceed the $100,000 face amount. Each additional dollar added to the Policy Account Value above $40,000 will increase the death benefit by $2.50. Thus, if the Policy Account Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. An Owner with a Policy Account Value of $50,000 will be entitled to a death benefit of $125,000 ($50,000 X 250%); a Policy Account Value of $75,000 will yield a death benefit of $187,500 ($75,000 X 250%); a Policy Account Value of $100,000 will yield a death benefit of $250,000 ($100,000 X 250%).

     Similarly, so long as the Policy Account Value exceeds $40,000, each dollar taken out of the Policy Account Value will reduce the death benefit by $2.50. If, for example, the Policy Account Value is reduced from $75,000 to $70,000 because of partial surrenders, charges or negative investment performance, the death benefit will be reduced from $187,500 to $175,000. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the face amount, the death benefit will equal the current face amount of the Policy.

     The applicable percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the illustration above were, for example, 50 (rather than between 30 and 40), the applicable percentage would be 185%. The death benefit would not exceed the $100,000 face amount

                                 ALLOCATOR 2000
unless the Policy Account Value exceeded approximately $54,055 (rather than $40,000), and each $1 then added to or taken from the Policy Account Value would change the death benefit by $1.85 (rather than $2.50).

APPLICABLE PERCENTAGE TABLE

ATTAINED AGE   APPLICABLE PERCENTAGE
------------   ---------------------
  41                    243%
  42                    236
  43                    229
  44                    222
  45                    215
  46                    209
  47                    203
  48                    197
  49                    191
  50                    185
  51                    178
  52                    171
  53                    164
  54                    157
  55                    150
  56                    146
  57                    142
  58                    138
  59                    134
  60                    130

ATTAINED AGE   APPLICABLE PERCENTAGE
------------   ---------------------
  61                    128%
  62                    126
  63                    124
  64                    122
  65                    120
  66                    119
  67                    118
  68                    117
  69                    116
  70                    115
  71                    113
  72                    111
  73                    109
  74                    107
  75-90                 105
  91                    104
  92                    103
  93                    102
  94                    101
  95 or older           100

     OPTION B. The death benefit is equal to the greater of the current Face Amount plus the Policy Account Value of the Policy or the applicable percentage of the Policy Account Value on the date of death. The applicable percentage is 250% for an Insured age 40 or below on the Policy anniversary prior to the date of death. For Insureds with an Attained Age over 40 on a Policy anniversary, the percentage declines as shown in the Applicable Percentage Table. Accordingly, under Option B the amount of the death benefit will always vary as the Policy Account Value varies.

     ILLUSTRATION OF OPTION B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the Policy Account Value. Thus, for example, a Policy with a Policy Account Value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000); a Policy Account Value of $40,000 will yield a death benefit of $140,000 ($100,000 + $40,000). The death benefit, however, must be at least 250% of the Policy Account Value. As a result, if the Policy Account Value of the Policy exceeds approximately $66,667, the death benefit will be greater than the face amount plus the Policy Account Value. Each additional dollar of the Policy Account Value above $66,667 will increase the death benefit by $2.50. Thus, if the Policy Account Value exceeds $66,667 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. An Owner with a Policy Account Value of $75,000 will be entitled to a death benefit of $187,500 ($75,000 X 250%); a Policy Account Value of $100,000 will yield a death benefit of $250,000 ($100,000 X 250%); a Policy Account Value of $125,000 will yield a death benefit of $312,500 ($125,000 X 250%).

     Similarly, any time the Policy Account Value exceeds $66,667, each dollar taken out of the Policy Account Value will reduce the death benefit by $2.50. If, for example, the Policy Account Value is reduced from $75,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $187,500 to $175,000. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the face amount plus the Policy Account Value, then the death benefit will be the current face amount plus the Policy Account Value of the Policy.

                                 ALLOCATOR 2000

     The applicable percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the illustration above were, for example, 50 (rather than under 40), the applicable percentage would be 185%. The amount of the death benefit would be the sum of the Policy Account Value plus $100,000 unless the Policy Account Value exceeded approximately $117,647 (rather than $66,667), and each $1 then added to or taken from the Policy Account Value would change the death benefit by $1.85 (rather than $2.50).

     CHANGE IN FACE AMOUNT. Subject to certain limitations, an Owner may increase or decrease the face amount of a Policy. A change in face amount may affect the cost of insurance rate and the net amount at risk, both of which may affect an Owner's cost of insurance charge. (See the section on Charges and Deductions -- Cost of Insurance.) A change in face amount may affect whether the Policy is a "modified endowment contract" for federal income tax purposes. (See the section on Federal Tax Considerations.)

     DECREASES. Any decrease in the face amount will become effective on the monthly anniversary date on or following receipt by ANLIC of a written request. Generally, no decrease in the face amount will be permitted during the first Policy year (other than a decrease indirectly resulting from a partial surrender) but ANLIC may waive this restriction. The face amount remaining in force after any requested decrease may not be less than $25,000. If, following the decrease in face amount, the Policy would not comply with the maximum premium limitations required by federal tax law. (See the section on Premiums -- Premium Limitations.), the decrease may be limited (or, if the Policyholder so elects, the Policy Account Value may be returned to the Owner) to the extent necessary to meet these requirements. For purposes of determining the cost of insurance charge, a decrease in the face amount will reduce the face amount in the following order:

     (a) The face amount provided by the most recent increase;

     (b) The next most recent increase successively; and

     (c) The face amount when the Policy was issued.

     (See the section on Charges and Deductions--Cost of Insurance.)

     INCREASES. Increases in the Face Amount will be allowed after the first Policy year. For an increase in the Face Amount, you must submit a written supplemental application. ANLIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to put the requested increase in effect. The minimum amount of any increase is $25,000. An increase in the Face Amount will also increase Surrender Charges. An increase in the Face Amount during the time either the Benchmark Premium or the Guaranteed Death Benefit Premium is in effect will increase the respective premium requirements. (See the section on Charges and Deductions.)

     CHANGE IN DEATH BENEFIT OPTION. Generally, the death benefit option in effect may be changed at any time by sending ANLIC a written request for change. If the death benefit option is changed from Option B to Option A, the face amount will be increased by an amount equal to the Policy Account Value on the effective date of change. Changing from Option B to Option A does not require evidence of insurability. The effective date of such a change will be the monthly anniversary on or following receipt of the request. A change in the death benefit option may affect whether the Policy will be treated as a "modified endowment contract" for federal tax purposes. (See the section on Federal Tax Considerations.)

     If the death benefit option is changed from Option A to Option B, the face amount will be decreased by an amount equal to the Policy Account Value on the effective date of the change. This change may not be made if it would result in a face amount less than $25,000. Changing from Option A to Option B may require evidence of insurability satisfactory to ANLIC. The effective date of such a change will be the monthly anniversary on or following the date the change is approved by ANLIC.

     No charges will be imposed upon a change in death benefit option, nor will such a change in and of itself result in an immediate change in the amount of the Policy Account Value. If, however, prior to or accompanying a change in the death benefit option there has been an increase in the face amount, the method of calculating the insurance charge may change. (See the section on Charges and Deductions -- Cost of Insurance.)

                                 ALLOCATOR 2000

     HOW DEATH BENEFITS MAY VARY IN AMOUNT. As long as the Policy remains in force, ANLIC guarantees that the death benefit will never be less than the current face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The death benefit may, however, vary with the Policy Account Value. Under Option A, the death benefit will only vary whenever the Policy Account Value multiplied by the applicable percentage exceeds the face amount of the Policy. The death benefit under Option B will always vary with the Policy Account Value because the death benefit equals either the face amount plus the Policy Account Value or the applicable percentage of Policy Account Value.

     HOW THE DURATION OF THE POLICY MAY VARY. The duration of the Policy depends upon the Policy's Cash Surrender Value. The Policy will remain in force so long as the Cash Surrender Value is sufficient to pay the monthly deduction. (See the section on Charges and Deductions -- Policy Account Value Charges.) Where, however, the Cash Surrender Value is insufficient to pay the monthly deduction or indebtedness exceeds Policy Account Value, and a grace period expires without an adequate payment by the Owner, the Policy will lapse and terminate without value. Special provisions apply if the Owner has paid either the GDBP or Benchmark Premiums. (See the section on Policy Lapse and Reinstatement -- Lapse.)

PAYMENT OF POLICY BENEFITS
     Death Benefit Proceeds under the Policy will ordinarily be paid within seven days after ANLIC receives due proof of death. Policy Account Value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See the section on Postponement of Payments.) The Owner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Owner may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures. If no election is made, ANLIC will pay the benefits in a lump sum upon submission of due proof of death.

     When Death Benefit Proceeds are payable in a lump sum, the beneficiary may select one or more of the settlement options. If Death Benefit Proceeds become payable under a settlement option and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

     SETTLEMENT OPTIONS. Owners and beneficiaries may elect to have benefits paid in a lump sum or in accordance with a wide variety of settlement options offered under the Policy. Once a settlement option is in effect, there will no longer be value in the Variable Account. ANLIC may make other settlement options available in the future. For additional information concerning these options, see the Policy itself.

     INTEREST FOR LIFE. Interest on the amount retained will be paid during the lifetime of the payee. When the payee dies, the amount held by ANLIC will be paid as agreed.

     INTEREST FOR A FIXED PERIOD. Interest or compound interest will be paid for a fixed period. The fixed period cannot exceed 30 years. At the end of the period the principal amount will be paid as agreed.

     PAYMENTS FOR A FIXED PERIOD. The amount retained plus interest will be paid in equal monthly installments for the period chosen. The period chosen may not exceed 30 years.

     PAYMENTS OF A FIXED AMOUNT. The amount retained plus interest will be paid in equal monthly installments until the fund has been paid in full. The total payments in any year must be at least 5% of the amount retained.

     LIFE INCOME. The amount retained plus interest will be paid in equal installments for the guaranteed payment period elected and continue for the life of the person on whose life the option is based. Guaranteed payment periods may be elected for 10 or 20 years, or the period in which the total payments will equal the amount retained.

     JOINT AND SURVIVOR LIFE INCOME. The amount retained plus interest will be paid during the joint lifetime of two persons and continue during the lifetime of the survivor. Payments are guaranteed for 10 years.

                                 ALLOCATOR 2000

     ADDITIONAL SETTLEMENTS. At the request of the Owner, ANLIC will pay the amount retained in any manner acceptable to the Company.

                       PAYMENT AND ALLOCATION OF PREMIUMS

POLICY ISSUE
     Premiums are payable at ANLIC's Administrative Office. (See the section on Acacia National Life Insurance Company.) or to one of ANLIC's authorized agents. A properly completed application must precede or accompany the initial premium. No coverage will take effect unless (a) the application is approved; (b) the first Planned Periodic Premium is paid; and (c) the Policy is accepted by the Applicant. This must be during the lifetime of all persons proposed for insurance. Also, their eligibility and health must remain as described in the application.

     The minimum face amount to issue a Policy is $100,000, under ANLIC's current rules. ANLIC reserves the right to revise its rules from time to time to specify a different minimum face amount at issue. A Policy will generally be issued only to Insureds 80 years of age or under who supply satisfactory evidence of insurability sufficient to ANLIC. ANLIC may, however, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to ANLIC's underwriting rules and ANLIC reserves the right to reject an application for any reason. The Policy Date is the date used to determine Policy years and Policy Months. If a premium is submitted with the application, insurance coverage will begin as of the Policy Date. If a premium is not paid with the application, the Policy Date will ordinarily be approximately 15 days after underwriting approval. Insurance coverage will begin on the later of the Policy date or the date the premium is received. A Policy Date may also be any other date mutually agreeable to ANLIC and the Owner. ANLIC will allocate net premiums on the later of the Policy Date or the date the premium is received. (See the section on Allocation of Premiums and Policy Account Value.)

PREMIUMS
     Subject to certain limitations, an Owner has flexibility in determining the frequency and amount of premiums.

     PREMIUM FLEXIBILITY. Unlike conventional insurance policies, this Policy frees the Owner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. You must pay the first Planned Periodic Premium for coverage to take effect. Thereafter, subject to the minimum and maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. The Policy, therefore, provides the Owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions. The level of premium payments is an important factor in determining whether the Policy will be treated as a "modified endowment contract" for federal tax purposes. (See the section on Federal Tax Considerations.)

     PLANNED PERIODIC PREMIUMS. Each Owner will determine a Planned Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Owner is not required to pay premiums in accordance with this schedule. Furthermore, the Owner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.

     The payment of a Planned Periodic Premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy Account Value. Thus, even if planned periodic premiums are paid by the Owner, the Policy will nonetheless lapse at any time indebtedness exceeds Policy Account Value or the Cash Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See the section on Policy Lapse and Reinstatement -- Lapse.) Exceptions may occur if the Owner pays an amount equal to or greater than either the scheduled Benchmark Premiums or Guaranteed Death Benefit Premiums.

     BENCHMARK PREMIUMS. When the Owner pays the monthly Benchmark Premiums as stated in the Policy and if the sum of the premiums paid equals or exceeds the sum of the scheduled Benchmark Premiums for the face amount and any increase, then the Policy is guaranteed not to lapse during the first

                                 ALLOCATOR 2000
five years that the Policy is in force. Payment of only the Benchmark Premium may reduce the flexibility of premium payments.

     GUARANTEED DEATH BENEFIT PREMIUM ("GDBP"). The Owner may also elect to pay a GDBP premium for the Policy or any increase in coverage. The GDBP premium is stated in the Policy and is calculated based on the Face Amount and the Insured's age, sex and rate class at the time coverage is applied for. Provided GDBP is paid and the Owner makes no loans or partial surrenders, the Policy is guaranteed not to lapse before the Insured reaches age 65 or for ten years from the effective date of coverage, whichever is later.

     For all Policies sold in the State of Maryland, all references to the phrases "the Guaranteed Death Benefit" and the "Guaranteed Death Benefit Premium" are replaced with the phrases "Extended No Lapse Guarantee" and "Extended No Lapse Guarantee Premium." For all Policies sold in the Commonwealth of Massachusetts, the Guaranteed Death Benefit Premium does not apply.

     PREMIUM LIMITATIONS. In no event may the total amount of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations which are required by federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, ANLIC will only accept that portion of the premium which will make total premiums equal the maximum limitation. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Policy. Every premium payment, whether scheduled or unscheduled, must be at least $25. Premium payments less than this minimum amount will be returned to the Owner.

     PAYMENT OF PREMIUMS. Payments made by the Owner will be treated first as payment of premium, not indebtedness unless the Owner indicates that the payment should be treated otherwise. Charges will be deducted from each premium payment as stated in the Policy. (See the section on Charges and Deductions -- Premium Expense Charges.)

ALLOCATION OF PREMIUMS AND POLICY ACCOUNT VALUE
     NET PREMIUM. The net premium equals the premium paid less the premium expense charge. (See the section on Charges and Deductions -- Premium Expense Charges.)

     ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner may allocate net premiums or portions thereof to the Investment Options. The portion of the net premium allocated to Sub-accounts will be allocated initially to the Money Market Portfolio on the Policy Date or the date the first premium is received by ANLIC, whichever is later. After 15 days, the Policy Account Value will be allocated among the Investment Options according to the instructions in your application.

     Net premiums paid after the expiration of the initial fifteen day period will be allocated in accordance with the Owner's instructions in the application as of the end of the Valuation Date in which they are received. The minimum percentage of each premium that may be allocated to the Fixed Account or any Sub-account is 5%; percentages must be in whole numbers. The allocation for future net premiums may be changed without charge at any time by providing ANLIC with written notification. No charge is imposed for any reallocations. No more than ten different Sub-accounts may be chosen to receive premium payments.

     The value of amounts allocated to Sub-accounts will vary with the investment experience of these Sub-accounts and the Owner bears the entire investment risk. Owners should periodically review their allocations of premiums and values in light of market conditions and overall estate planning requirements.

TRANSFERS
     TRANSFERS FROM THE GENERAL ACCOUNT. The Owner may ask to transfer value from the General Account, up to a maximum each Policy year of 25% of the General Account Value as of the last Policy anniversary date. The minimum amount each that may be transferred is $100. During the first Policy year, the Owner may transfer a maximum of 25% of the General Account Value on the transfer date.

                                 ALLOCATOR 2000

     TRANSFERS FROM SUB-ACCOUNTS. The Owner may ask ANLIC to transfer all or part of the amount in one of the Sub-accounts to another Sub-account or to the General Account. The minimum amount for such transfer is $50. The transfer will be made as of the date ANLIC receives the written request.

     AUTOMATIC REBALANCING AND DOLLAR COST AVERAGING PROGRAMS. The Owner may also elect from either the Automatic Rebalancing Program or the Dollar Cost Averaging Program by filing a written authorization with ANLIC. ANLIC reserves the right to alter, including the right to assess a charge, or terminate these administrative programs upon 30 days advance written notice.

     Under the Automatic Rebalancing Program, the Owner may have automatic transfers on either a monthly, quarterly, semi-annual or annual basis, to adjust the values among the Sub-accounts and the General Account to meet the Owner's designated percentage account value proportions the Owner has on file with ANLIC. The allocations are subject to a minimum 5% designated percentage proportion per account.

     Under the Dollar Cost Averaging Program, the Owner may elect to have a specific dollar amount automatically transferred from the Money Market Sub-account to designated Sub-accounts on either a monthly, quarterly, semi-annual, or annual basis. The specific dollar amount is subject to a $50 minimum transfer amount pursuant to the Owner's election with a minimum 5% designated percentage proportion per Sub-account. If the periodic transfer would reduce the value in the Money Market Sub-account below the specific dollar amount, ANLIC reserves the right to include the entire remaining value to meet the transfer election. ANLIC also reserves the right to establish a minimum Money Market Sub-account balance before we allow you to elect the program.


     Transfers and adjustments pursuant to these Programs will occur on the Policy's Monthly Anniversary date in the month in which the transaction is to take place or the next succeeding business day if the Monthly Anniversary date falls on a day other than a Valuation Date. For more information on asset allocation programs, see Appendix B.



     TELEPHONE AND ELECTRONIC TRANSFER REQUESTS. At the time an application for a Policy is completed, or at any subsequent time, an Owner may request a telephone transfer authorization form. If the form is properly completed and on file with ANLIC, transfers may be made pursuant to telephone instructions, subject to the above terms and the terms of the authorization form. Otherwise, transfer requests must be in writing in a form acceptable to ANLIC. Transfer requests made by telephone are processed upon the date of receipt, if received prior to 4:00 p.m. Eastern Time. ANLIC may, at any time, revoke or modify the transfer privilege. When available, procedures for making transfers through our website can be accessed at the Internet address stated in the Acacia National Life Insurance Company section of this prospectus.


POLICY LAPSE AND REINSTATEMENT
     LAPSE. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction and a Grace Period expires without a sufficient payment, unless the Benchmark Premium or Guaranteed Death Benefit provision is in effect. The Grace Period is 62 days from the date ANLIC mails you a notice that the Grace Period has begun. ANLIC will notify you at the beginning of the Grace Period by mail addressed to your last known address on file with ANLIC. The notice will specify the premium required to keep the Policy in force. The required premium will equal the lesser of 1) monthly deductions plus Premium Expense Charges for the three Policy Months after commencement of the Grace Period, plus projected loan interest that would accrue over that period, or 2) the premium required under the Benchmark Premium or Guaranteed Death Benefit provisions, if applicable, to keep the Policy in effect for three months from the commencement of the Grace Period. Failure to pay the required premium within the Grace Period will result in lapse of the Policy. If the Insured dies during the Grace Period, any indebtedness and past due charges will be deducted from the Death Benefit Proceeds.

                                 ALLOCATOR 2000

     REINSTATEMENT. A lapsed Policy may be reinstated any time within 5 years after the date of lapse and before the maturity date by submitting the following items to ANLIC:

     1. A written application for reinstatement;

     2. Evidence of insurability satisfactory to ANLIC; and

     3. A premium that, after the deduction of premium expense charges, is large enough to cover the monthly deductions for at least three Policy Months commencing with the effective date of reinstatement for the Policy and any rider benefits. Any indebtedness on the date of lapse must be paid at the time of reinstatement.

     Upon approval of the application for reinstatement, the effective date of reinstatement will be the monthly anniversary on or prior to the date of approval.

     To the extent permitted under state law, ANLIC may contest the reinstatement of the Policy, and any rider attached, for any statements made in the application for reinstatement, until it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

                             CHARGES AND DEDUCTIONS

     Charges will be deducted in connection with the Policy and any optional insurance benefits added by rider to compensate ANLIC for: (1) providing the insurance benefits set forth in the Policy and any riders; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy and any riders. The nature and amount of these charges are described more fully below.

SURRENDER CHARGE
     Surrender Charges will not exceed the maximum charges as specified in the Policy. The surrender charge for the original face amount is determined by multiplying a surrender charge factor by the actual premiums paid up to Target Premium. The Surrender Charge factor depends on the number of years the Policy has been in force, as follows:

                       POLICY YEAR                            SURRENDER CHARGE FACTOR
                       -----------                            -----------------------
1-7.......................................................              30%
8.........................................................              20%
9.........................................................              10%
10+.......................................................               0%

     Paying less premium may reduce the surrender charge but will increase the cost of insurance for the Policy and may cause the Policy to lapse.

     Surrender Charges for any increase in face amount will be based solely on the Target Premium associated with the increase as stated in the Policy. The maximum surrender charge for an increase in face amount is 30% of the Target Premium for the increase during the seven years following the increase, and then declines by 10% per year until it reaches 0% in the tenth year following the increase. Surrender Charges are computed separately for the original face amount and each increase in face amount, and then combined.

PARTIAL SURRENDER CHARGE
     During the surrender charge period for the Policy and any increase, there will be a charge for a partial surrender equal to 8% of the amount withdrawn or $25, whichever is greater. Partial Surrender Charges will reduce the remaining Surrender Charge.

PREMIUM EXPENSE CHARGE
     ANLIC will deduct 2.25% from each premium before allocation to the Investment Options. The deduction represents an amount ANLIC considers necessary to pay all premium taxes imposed by the states and any subdivisions thereof and does not necessarily equal the premium taxes paid by ANLIC for a particular Policy.

                                 ALLOCATOR 2000

POLICY ACCOUNT VALUE CHARGES
     MONTHLY DEDUCTION. On each Monthly Anniversary, a charge will be deducted from the Policy Account Value to compensate ANLIC for administrative expenses and insurance provided. The monthly deduction consists of the cost of insurance, the administrative expense charge, and charges for any optional insurance benefits added by riders. The monthly deduction will be allocated pro-rata among the Investment Options.

     COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, the cost for each Policy month can vary from month to month. ANLIC will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month is based on the difference between the Death Benefit and the Policy Account Value on the Monthly Anniversary.

     COST OF INSURANCE RATE. Cost of insurance rates will be based on the Face Amount and the Insured's sex, Issue Age, Policy duration, and rate class. The rates reflect ANLIC's expectations of future experience with regard to mortality, interest, persistency, and expenses, but will not exceed the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the Policy. For standard risks, these guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table with smoker and non-smoker distinction and the Insured's sex (unless unisex rates are required by law). Any change in the cost of insurance rates will apply to all Insureds of the same Issue Age, sex, rate class, and whose Policies have been in force for the same length of time.

     The cost of insurance rate will also depend on the face amount of the Policy. At ANLIC's discretion, a Policy with a face amount in excess of $500,000 may incur a lower cost for each thousand dollars of net amount at risk than an otherwise identical Policy with a face amount less than that amount. ANLIC may, at its sole discretion, reduce the cost of insurance for other face amounts. Because the cost of insurance rate varies with the face amount, any increase or decrease in face amount, including those resulting from a change in the death benefit option and those resulting from partial surrenders, may affect the cost of insurance.

     RATE CLASS. The rate class of an Insured will affect the cost of insurance rate. ANLIC currently places Insureds into standard rate classes or substandard rate classes involving higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance rate than an Insured in a substandard rate class.

     ADMINISTRATIVE EXPENSE CHARGE. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, ANLIC assesses a charge of $27 per Policy Month during the first Policy Year and $8 per Policy Month thereafter. ANLIC does not anticipate that it will make any profit on this charge.

     OPTIONAL INSURANCE BENEFITS CHARGES. The monthly deduction will include charges for any optional insurance benefits added to the Policy by rider. (See the section on Optional Insurance Benefits.)

DAILY CHARGES AGAINST THE VARIABLE ACCOUNT
     MORTALITY AND EXPENSE RISK CHARGE. ANLIC has developed a new method of calculating mortality and expense charges which it believes is more favorable to Policy Owners. As compensation for mortality and expense risks assumed in connection with the Policy, ANLIC will deduct a daily mortality and expense risk charge from the value of the net assets of the Variable Account. For the first 15 years of your Policy, this charge is at the rate of 0.90% annually (0.0024590% daily). Beginning in the 16th Policy year, this charge is reduced by 0.05% annually until it reaches 0.45% annually (0.0012295% daily) in Policy year 24; the rate remains level thereafter. The daily charge will be deducted from the net asset value of the Variable Account, and therefore the Sub-accounts, on each Valuation Date. Where the previous day or days was not a Valuation Date, the deduction on the Valuation Date will be the applicable daily rate multiplied by the number of days since the last Valuation Date. No mortality and expense risk charges will be deducted from the amounts in the Fixed Account.

     The mortality risk assumed by ANLIC is that Insureds may live for a shorter time than projected, and that an aggregate amount of Death Benefit Proceeds greater than that projected will be payable. The

                                 ALLOCATOR 2000
expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the limits on administrative charges set in the Policies, which are in excess of the amount necessary to meet expenses currently. If the expenses do not increase to an amount in excess of the limits, ANLIC may profit from this charge. Any shortfall in meeting the distribution expenses will be met from ANLIC's general corporate funds which may include profit from the mortality and expense risk charge. ANLIC also assumes risks with respect to other contingencies, including the pattern of transfers between the Variable Account and the General Account which may cause ANLIC to incur greater costs than anticipated.

     TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. ANLIC may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See the section on Federal Tax Considerations.)

INVESTMENT ADVISORY FEE

     Policyowners who choose to allocate Net Premiums to one or more of the Sub-accounts will also bear a pro rata share of the investment advisory fee paid by each of the investment portfolios in which the various Sub-accounts invest. (See the Summary section on Fund Expense Summary.) No such fees are assessed against Net Premiums allocated to the Fixed Account . (See the section on General Account.)



     Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.



     ANLIC may receive administrative fees from the investment advisers of certain Funds.


REDUCTION OF CHARGES
     ANLIC may reduce monthly administration charges, other charges, and the minimum initial face amount in special circumstances that result in lower sales, administrative or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to Policyowners of ANLIC or its affiliates, or sales to employees or clients of subsidiaries and affiliates of Ameritas Acacia Mutual Holding Corporation. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees on an individual basis. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Owners and Owners of all other policies funded by the Variable Account.

                                 POLICY RIGHTS

LOAN PRIVILEGES

     POLICY LOAN. The Owner may borrow money from ANLIC using the Policy as the only security for the loan. The maximum amount that may be borrowed at any time is the loan value. The loan value equals 90% of the Cash Surrender Value. The minimum loan request ANLIC allows is $1,000. Loans usually are paid within seven days after ANLIC receives a written request. Loans have priority over the claims of any assignee or other person. The loan may be repaid all or in part at any time while the Insured is living. Loans from certain Policies may be taxed as Distributions. (See the section on Federal Tax Considerations.)


     INTEREST. ANLIC charges interest on Policy loans at regular and reduced rates. Regular loans will accrue interest at the daily equivalent of 6.45% per year. After the fifth Policy year, you may borrow a limited amount of the Cash Surrender Value at a reduced rate. Reduced rate loans will accrue interest at the daily equivalent of 4.50% per year. The amount available at the reduced loan rate is (1) the Policy Account Value, minus (2) total premiums paid minus any partial surrenders previously taken, and minus (3) any indebtedness held at a reduced rate. However, this amount may not exceed the maximum loan amount described above. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate.

                                 ALLOCATOR 2000

     EFFECT OF POLICY LOANS. When a loan is made, Policy Account Value equal to the amount of the loan will be transferred from the Investment Options to the General Account as security for the loan. The Policy Account Value transferred will be allocated from the Investment Options according to the instructions you give when you request the loan. If no instructions are given, the amounts will be transferred first from the Fixed Account. Any excess amount will be transferred from the sub-accounts in the same proportion that the Policy Account Value in each Sub-account bears to the Variable Account Value.

     Value in the General Account held as security for the loan will be credited with interest at 4.5% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THIS VALUE. The interest earned will be credited once each Policy Month. Upon partial repayment of indebtedness, value in the General Account equal to the amount of repayment will be released as security for the loan, and may be reallocated by the owner among the Investment Options. Upon full repayment of indebtedness, all collateral in the General Account may be reallocated by the Owner to the Investment Options.

     Interest earned on amounts held in the General Account will be allocated to the Investment Options on each Policy anniversary in the same proportion that Net Premiums are being allocated to the Investment Options at the time.

     INDEBTEDNESS. Indebtedness equals the total of all Policy Loans and accrued interest on Policy loans. If indebtedness exceeds Policy Account Value less Surrender Charges, ANLIC will notify the Owner and any assignee of record. If a sufficient payment equal to excess indebtedness is not made to ANLIC within 62 days from the date notice is sent, the Policy will lapse and terminate without value. The Policy, however, may later be reinstated. (See the section on Policy Lapse and Reinstatement.)

     REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time before the Maturity Date. (See the section on Payment of Policy Benefits.) ANLIC will deduct indebtedness from any amount payable under the Policy. Payments made by the Owner will be treated first as payment of premium and not as repayment of any outstanding Policy debt unless the Owner indicates that the payment should be treated otherwise. Loan repayments are not subject to the Premium Expense Charge.

SURRENDER PRIVILEGES
     The Owner may surrender the Policy for its Cash Surrender Value on any Valuation Date during the lifetime of the Insured by sending a written request to ANLIC. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at ANLIC's principal office. The Cash Surrender Value equals the Policy Account Value less the surrender charge and indebtedness. Surrenders from the Variable Account will generally be paid within seven days of receipt of the written request. Postponement of payments may, however, occur in certain circumstances. (See the section on Postponement of Payments.) Surrenders may have adverse tax consequences. (See the section on Federal Tax Considerations.)

     A surrender charge is imposed if the Policy is surrendered either partially or totally. For partial surrenders, the charge is 8% of the amount withdrawn or $25, whichever is greater, but will never exceed the charges for a total surrender. Decreases do not affect Surrender Charges, since Surrender Charges for coverage associated with the decrease will be taken at the time of Policy lapse or surrender.

     The Policy surrender charge is a product of a surrender charge factor multiplied by the actual premium paid up to the Target Premium from the Policy Date or the Increase Date of any increase in face amount, as applicable. The factor varies by the year of surrender measured from the Policy Date or increase date, as applicable. (The surrender charge will never exceed the Policy Account Value.) Any charge assessed for a partial surrender will reduce the remaining surrender charge dollar for dollar.

PARTIAL SURRENDER
     After the first Policy year, you may partially surrender the Policy on any Valuation Date during the lifetime of the Insured by sending us a written request. The amount of the partial surrender must not exceed the Cash Surrender Value. You may place on file with us a written request for systematic partial surrenders. The partial surrenders may be monthly, quarterly or annually in amounts of no less than $100.

                                 ALLOCATOR 2000

     Unless you request otherwise, the partial surrender will be allocated among the Investment Options in the same proportion that the Policy's value in each Investment Option bears to the total Policy Account Value in the Investment Options on the Valuation Date we receive the request.

     Any partial surrender will reduce the Policy Account Value by the amount of the partial surrender. The amount of reduction in the face amount will be:

     1. For Death Benefit Option A, 100% of the amount of the partial surrender.

     2. For Death Benefit Option B, no reduction.

     The face amount remaining in force after a partial surrender may not be less than the minimum face amount ANLIC allows.

     Each partial surrender will reduce the face amount in the following order:

     1. Each increase in order, starting with the last increase; and

     2. The face amount when the Policy was issued.

     For a partial surrender, the amount paid will be deducted from the Policy Account Value at the end of the Valuation Period during which the request is received.

COVERAGE BEYOND THE MATURITY DATE
     Unless prohibited under state law, you may elect to continue coverage beyond the Maturity Date provided the Policy is in force on the Maturity Date. If you so elect, on the Maturity Date the Variable Account Value will be transferred to the General Account where it will continue to earn interest as described in the Policy. Monthly deduction amounts will continue to be deducted, with the Cost of Insurance Rate equal to zero. Only payments required to keep the Policy in force will be accepted beyond the Maturity Date. All other rights and benefits as described in the Policy will be available.

     The Policy may be subject to certain adverse tax consequences when continued beyond the Maturity Date.


               EXAMINATION OF THE POLICY PRIVILEGE ("FREE LOOK")


     You may cancel the Policy within 20 days after you receive it or within 45 days of completing Part I of the application, whichever is later. You should mail or deliver the Policy to either our Administrative Service Office. (See the section on Acacia National Life Insurance Company.) or the registered representative who sold the Policy. If the Policy is canceled within the Free Look Period, ANLIC will refund the total premium paid. A refund of premium paid by check may be delayed until the check has cleared the Owner's bank. This privilege also applies to an increase for coverage under the Policy. (See the section on Postponement of Payments.)

                                GENERAL ACCOUNT

     You may allocate net premiums and transfer value to the General Account of ANLIC via an allocation to the Fixed Account. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered as securities under the Securities Act of 1933, as amended (the "1933 Act") and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the General Account.

GENERAL DESCRIPTION
     The General Account consists of all assets owned by ANLIC other than those in the Variable Account and other separate accounts. Subject to applicable law, ANLIC has sole discretion over the investment of the assets in the General Account.

     You may elect to allocate net premiums to the Fixed Account, the Variable Account, or both. You may also transfer value from the Sub-accounts to the Fixed Account, or from the Fixed Account to the

                                 ALLOCATOR 2000

Sub-accounts. The allocation or transfer of funds to the Fixed Account does not entitle an Owner to share in the investment experience of the General Account. Instead, ANLIC guarantees that value in the Fixed Account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the General Account. Any excess interest rate when declared will remain in effect at least one year.

THE POLICY
     This Prospectus describes a Flexible Premium Variable Life Insurance Policy. This Prospectus is generally intended to serve as a disclosure document for the aspects of the Policy involving the Variable Account. For complete details regarding the General Account, see the Policy itself.

GENERAL ACCOUNT VALUE
     Net premiums allocated to the General Account via the Fixed Account are credited to the Policy. ANLIC bears the full investment risk for these amounts. ANLIC guarantees that interest credited to the Fixed Account will not be less than 4.5% per year. ANLIC MAY, AT ITS SOLE DISCRETION, CREDIT A HIGHER RATE OF INTEREST, although it is not obligated to credit interest in excess of 4.5% per year, and might not do so. ANY INTEREST CREDITED TO THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4.5% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF ANLIC. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4.5% PER YEAR. The value in the Fixed Account will be calculated on each Monthly Anniversary.

     ANLIC guarantees that, at any time prior to the Maturity Date, the value in the Fixed Account will not be less than the amount of the net premiums allocated or value transferred to the Fixed Account, plus interest at the rate of 4.5% per year, plus any excess interest which ANLIC credits and any amounts transferred into the Fixed Account, less the sum of all charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial surrenders or transfers to the Variable Account.

                           GENERAL POLICY PROVISIONS

POSTPONEMENT OF PAYMENTS
     GENERAL. Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death or Maturity may be postponed whenever: (1) ANLIC or the New York Stock Exchange is closed such as customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers may also be postponed under these circumstances.

     PAYMENT BY CHECK. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT
     The Policy, riders and attached copy of the application and any supplemental applications are the entire contract. Only statements in the application and any supplemental applications can be used to void the Policy or defend a claim. The statements are considered representations and not warranties. Only Officers of ANLIC can agree to change or waive any provisions of the Policy. The change or waiver must be in writing and signed by an officer of ANLIC.

SUICIDE
     In most states, if the Insured, while sane or insane, commits suicide within two years after the Policy Date, ANLIC will pay only the premium received, less any partial surrenders and outstanding indebtedness. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in face amount requiring evidence of insurability, ANLIC will not pay the increase but will pay only an amount equal to the monthly deductions previously made for the increase.

                                 ALLOCATOR 2000

INCONTESTABILITY
     ANLIC cannot contest this Policy or any attached rider after it has been in force for two years from its effective date. It cannot contest an increase in face amount or in rider face amount after it has been in force for two years from its effective date. Reinstatement of a Policy, and any rider attached to the Policy, may be contested by ANLIC for any statements made in the application for reinstatement any time within two years of the effective date of reinstatement.

CHANGE OF OWNER OR BENEFICIARY
     Generally, as long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to ANLIC. The Policy need not be returned unless requested by ANLIC. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by ANLIC. ANLIC will not, however, be liable for any payment made or action taken before acknowledgment of the request. A change of Owner or Beneficiary may have tax consequences. (See the section on Federal Tax Considerations.)

COLLATERAL ASSIGNMENT
     The Policy may be assigned as collateral. ANLIC will not be bound by the assignment until a copy has been received by ANLIC and it assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. An Assignment may have tax consequences. (See the section on Federal Tax Considerations.)

MISSTATEMENT OF AGE OR SEX
     If the age or sex of the Insured has been misstated, the benefits will be those which the monthly deductions would have provided for the correct age and sex. In the case of policies issued with unisex rates, if the age of the Insured has been misstated, the benefits will be those which the monthly deductions would have provided for the correct age.

REPORTS AND RECORDS
     ANLIC will maintain all records relating to the Variable Account. ANLIC will mail to Owners, at their last known address of record, any reports required by applicable law or regulation. Each Owner will also be sent an annual and semi-annual report for Portfolios of the Funds that hold or have held Policy value during the reporting period and a list of the portfolio securities held in each Portfolio of the Funds, as required by the 1940 Act.

OPTIONAL INSURANCE BENEFITS
     Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. (See the section on Charges and Deductions -- Monthly Administration Charge.)

     ACCELERATED DEATH BENEFIT RIDER. Subject to certain terms and conditions, a reduced death benefit will be paid in advance to the Owner of the Policy if the Insured suffers from a terminal illness or injury. There is no charge for this rider but it will be subject to ANLIC's underwriting requirements. If certain requirements are satisfied, however, accelerated Death Benefit Proceeds paid under the Accelerated Death Benefit Rider to a terminally or chronically ill insured individual as defined in the Code, may not be subject to tax. A qualified tax advisor should be consulted before adding such a rider to a Policy.

     OTHER INSURED RIDER. Provides for level renewable term insurance on the life of any family member. Under the terms of this rider, ANLIC will pay the face amount of the rider to the Beneficiary upon receipt of proof of the other Insured's death. Subject to certain restrictions, the face amount of the rider may be increased or decreased. This rider may also be converted to a new Policy on the family member within 31 days after the Insured's death. Generally, the new Policy must meet the minimum face amount requirement, but ANLIC, in its sole discretion, may waive this provision. Additional evidence of insurability will not be required for conversion.

     CHILDREN'S INSURANCE RIDER. Provides for level term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon

                                 ALLOCATOR 2000
the death of any Insured child. Upon receipt of proof of the Insured's death, the rider will continue in force without additional monthly charges.

     GUARANTEED INSURABILITY RIDER. Provides that the Owner can purchase additional insurance at certain future dates without evidence of insurability. Under the terms of the rider the Owner may only increase the face amount of the Policy on an option date. An option date falls on the Policy Anniversary following certain birthdates and the Monthly Anniversary following the occurrence of certain events such as marriage of the Insured. Each increase in face amount will be subject to the maximum stated in the Policy. No evidence of insurability is required for any increase made under this rider. Increases may have tax consequences. (See the section on Federal Tax Considerations.)

     ACCIDENTAL DEATH BENEFIT RIDER. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in a Policy will be paid upon receipt of proof by ANLIC that death resulted directly and independently of all other causes from accidental bodily injury; occurred while the rider was in force; and occurred on or after the rider anniversary following the Insured's 5th birthday. The rider will terminate on the earliest of either the date of lapse, the rider anniversary following the Insured's 70th birthday or the Maturity Date of the Policy.

     LEVEL RENEWABLE TERM RIDER. Provides for level renewable term insurance coverage to increase the face amount of the Policy. The Owner may purchase additional insurance on a renewable term basis without evidence of insurability up to Insured's age 70. The rider will terminate on the earliest of either the date lapse, the rider anniversary following the Insured's 70th birthday or the Maturity Date of the Policy.

     TOTAL DISABILITY RIDER. Provides for the payment of the total disability amount by ANLIC as premiums while the Owner is disabled. Under the terms of the rider, the total disability amount will be paid as a premium upon receipt of proof adequate to ANLIC that: (1) the Insured is totally disabled as defined in the rider; (2) the disability commenced while the rider was in force; (3) the disability began on or after the rider anniversary following the Insured's 15th birthday; and (4) total disability continued without interruption for four months. The total disability amount is set forth in the Policy. The amount may, under certain circumstances, be increased. Evidence of insurability will generally be required for any increase. Because the total disability amount is a fixed dollar amount while the monthly deduction varies from month to month, the fixed dollar amount may be more or less than the amount necessary to keep the Policy in force.

     Upon approval of the claim, ANLIC will begin crediting total disability amounts, less premium expense charges, on the Monthly Anniversary after the date disability began. No amount will be credited for a period of more than 12 months before notice of disability is received by ANLIC unless it is shown that notice was given as soon as reasonably possible. ANLIC will continue to credit the net total disability amount while the Insured is totally disabled and the Policy is in force. However, if the disability begins on or after the rider Anniversary after the Insured's 60th birthday, payment will be credited only for the later of two years or until the rider Anniversary after the Insured's 65th birthday.

                           FEDERAL TAX CONSIDERATIONS

INTRODUCTION
     The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax laws except premium taxes. This discussion is based upon ANLIC's understanding of the relevant laws at the time of filing. Counsel or other competent tax advisors should be consulted for more complete information before a Policy is purchased. ANLIC makes no representation as to the likelihood of the continuation of present federal income tax laws nor of the interpretations by the Internal Revenue Service. Federal tax laws are subject to change and thus tax consequences to the Insured, Policy Owner or Beneficiary may be altered.

                                 ALLOCATOR 2000

(1) TAXATION OF ANLIC. ANLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, (the "Code".) At this time, since Separate Account I is not a separate entity from ANLIC, and its operations form a part of ANLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of Separate Account I are reinvested and automatically retained as a part of the reserves of the Policy and are taken into account in determining the Death Benefit and Accumulation Value of the Policy. ANLIC believes that Separate Account I net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.

     ANLIC does not currently expect to incur any federal income tax liability attributable to Separate Account I with respect to the sale of the Policies. Accordingly, no charge is being made currently to Separate Account I for federal income taxes. If, however, ANLIC determines that it may incur such taxes attributable to Separate Account I, it may assess a charge for such taxes against Separate Account I.

     ANLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made). At present, they are not charges against Separate Account I. If there is a material change in state or local tax laws, charges for such taxes attributable to Separate Account I, if any, may be assessed against Separate Account I.

(2) TAX STATUS OF THE POLICY. The Code (Section 7702) includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the Accumulation Value to the Death Benefit. ANLIC believes that the Policy meets the statutory definition of a life insurance contract.

     The Code (Section 7702A) also defines a "modified endowment contract" for federal tax purposes. If a life insurance policy is classified as a modified endowment contract, distributions from it (including loans) are taxed as ordinary income to the extent of any gain. This Policy will become a "modified endowment contract" if the premiums paid into the Policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.

     Certain benefits the Policy Owner may elect under this Policy may be material changes affecting the 7-pay premium test. These include, but are not limited to, changes in Death Benefits and changes in the Specified Amount. Should the Policy become a "modified endowment contract" partial withdrawals, full Surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution made prior to the taxpayer's age 59 1/2. The 10% penalty tax does not apply if the distribution is made because the taxpayer becomes disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the taxpayer or the joint lives of the taxpayer and Beneficiary. One may avoid a Policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a Policy Year, that portion that is returned by the insurance company within 60 days after the policy anniversary date will reduce the premiums paid to avoid the policy becoming a modified endowment contract. All modified endowment policies issued by ANLIC to the same Policy Owner in any 12 month period are treated as one modified endowment contract for purposes of determining taxable gain under Section 72(e) of the Internal Revenue Code. Any life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract. You should contact a competent tax professional before paying additional premiums or making other changes to the Policy to determine whether such payments or changes would cause the Policy to become a modified endowment contract.

     The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of Separate Account I to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. If the Policy is not treated as life insurance because it fails the diversification requirements, the Policy Owner is then subject to federal income tax on gain in the Policy as it is earned. Separate Account I, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Fund's assets may be invested.

                                 ALLOCATOR 2000

     While Calvert, an ANLIC affiliate, is the adviser to certain of the portfolios, ANLIC does not have control over any of the Funds or their investments. However, ANLIC believes that the Funds will be operated in compliance with the diversification requirements of the Internal Revenue Code. Thus, ANLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

     In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, ANLIC reserves the right to modify the Policy as necessary to prevent the Policy Owner from being considered the owner of the assets of Separate Account I or otherwise to qualify the Policy for favorable tax treatment.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.


(3) TAX TREATMENT OF POLICY PROCEEDS. ANLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, ANLIC believes that the Death Benefit payable prior to the original Maturity Date will generally be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code and the Policy Owner will not be deemed to be in constructive receipt of the Accumulation Value under the Policy until its actual Surrender. However there are certain exceptions to the general rule that death benefit proceeds are non-taxable. Federal, state and local tax consequences of ownership or receipt of proceeds under a Policy depends on the circumstances of each Policy Owner and Beneficiary.


     Distributions From Policies That Are Not "Modified Endowment
Contracts." Distributions (while the Insured is still alive) from a Policy that is not a modified endowment contract are generally treated as first a recovery of the investment in the Policy and then only after the return of all such investment, as disbursing taxable income. However, in the case of a decrease in the Death Benefit, a partial withdrawal, a change in Death Benefit option, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued an that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the
Section 7702 defined limits on premiums and Accumulation Values, such distributions may be taxable in whole or in part as ordinary income to the Policy Owner (to the extent of any gain in the Policy) as prescribed in Section 7702. In addition, upon a complete Surrender or lapse of a Policy that is not a "modified endowment contract," if the amount received plus the amount of any outstanding Policy debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income for tax purposes. Investment in the Policy means (1) the total amount of any premiums paid for the Policy plus the amount of any loan received under the Policy to the extent the loan is included in gross income of the Policy Owner minus (2) the total amount received under the Policy by the Policy Owner that was excludable from gross income, excluding any non-taxable loan received under the Policy.

     ANLIC also believes that loans received under a Policy will be treated as debt of the Policy Owner and that no part of any loan under a Policy will constitute income to the Policy Owner so long as the Policy remains in force. Should the Policy lapse while Policy loans are outstanding the portion of the loans attributable to earnings will become taxable. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.

     Except for policies with respect to a limited number of key persons of an employer (both as defined in the Internal Revenue Code), and subject to applicable interest rate caps and debt limits, the Health Insurance Portability and Accountability Act of 1996 (the "Health Insurance Act") generally repeals the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance policies on the lives of officers, employees or persons financially interested in the taxpayer's trade or business. Certain transitional rules for then existing debt are included in the Health Insurance Act. The transitional rules include a phase-out of the deduction for debt incurred (1) before January 1, 1996, or (2) before January 1, 1997, for policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurs over a transition period between October 13, 1995 and January 1, 1999. There is

                                 ALLOCATOR 2000
also a special rule for pre-June 21, 1986 policies. The Taxpayer Relief Act of 1997 ("TRA '97"), further expanded the interest deduction disallowance for businesses by providing, with respect to policies issued after June 8, 1997, that no deduction is allowed for interest paid or accrued on any debt with respect to life insurance covering the life of any individual (except as noted above under pre-'97 law with respect to key persons and pre-June 21, 1986 policies). Any material change in a policy (including a material increase in the death benefit) may cause the policy to be treated as a new policy for purposes of this rule. TRA '97 also provides that no deduction is permissible for premiums paid on a life insurance policy if the taxpayer is directly or indirectly a beneficiary under the policy. Also under TRA '97 and subject to certain exceptions, for policies issued after June 8, 1997, no deduction is allowed for that portion of a taxpayer's interest expense that is allocable to unborrowed policy cash values. This disallowance generally does not apply to policies owned by natural persons. Policy Owners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.

     Distributions From Policies That Are "Modified Endowment Contracts." Should the Policy become a "modified endowment contract" partial withdrawals, full Surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution made prior to the taxpayer is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the taxpayer or the joint lives of the taxpayer and Beneficiary.

     The right to change Policy Owners (See the section on General Provisions.), and the provision for partial withdrawals (See the section on Partial Surrender.) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete Surrender or when Maturity Benefits are paid, if the amount received plus any Outstanding Policy Debt exceeds the total premiums paid (the "basis") that are not treated as previously withdrawn by the Policy Owner, the excess generally will be taxed as ordinary income.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Death Benefit Proceeds depend on applicable law and the circumstances of each Policy Owner or Beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Internal Revenue Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply. Further, the tax consequences of using the Policy in nonqualified plan arrangements may vary depending on the particular facts and circumstances of the arrangement. The advice of competent counsel should be sought in connection with use of life insurance in a qualified or nonqualified plan.

     YOU SHOULD CONSULT QUALIFIED TAX AND/OR LEGAL ADVISORS TO OBTAIN COMPLETE INFORMATION OF FEDERAL, STATE AND LOCAL TAX CONSIDERATIONS APPLICABLE TO YOUR PARTICULAR SITUATION.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

     Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

     For EBS Policies, the maximum mortality rates used to determine the monthly Cost of Insurance Charge are based on the Commissioner's 1980 Standard Ordinary Mortality Tables. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and rate class. (See the section on Cost of Insurance.)

     Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of such Policies.

     There is no provision for misstatement of sex in the EBS Policies. (See the section on Misstatement of Age or Sex.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See the section on Settlement Options.)

                                 ALLOCATOR 2000

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

     In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus (other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies. (See the section on Policies Issued in Conjunction with Employee Benefit Plans.) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

                                 VOTING RIGHTS

     All of the assets held in the Sub-accounts of the Variable Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. ANLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, ANLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Owner in accordance with instructions received from Owners. Fund shares held in each Sub-account for which no timely instructions from Owners are received will be voted by ANLIC in the same proportion as those shares in that Subaccount for which instructions are received.

     Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Sub-accounts in which their Policy values are allocated. The number of shares held in each Sub-account attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Owner as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of an Owner for which Owners have no interest, ANLIC will cast votes, for or against any matter, in the same proportion as Owners vote.

     If required by state insurance officials, ANLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Owners, or to approve or disapprove an investment Policy or investment advice of one or more of the Owners. In addition, ANLIC may disregard voting instructions in favor of changes initiated by an Owner or a Fund's Board of Directors provided that ANLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on ANLIC. If ANLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

     Shares of the Portfolios may be offered to variable life insurance and variable annuity separate accounts of life insurance companies other than ANLIC that are not affiliated with ANLIC. ANLIC understands that shares of these Portfolios also will be voted by such other life insurance companies in accordance with instructions from their Owners invested in such separate accounts. This will dilute the effect of voting instructions of Owners of the Policies.

                                 ALLOCATOR 2000

                   EXECUTIVE OFFICERS AND DIRECTORS OF ANLIC

     This list shows name and position(s) with ANLIC followed by the principal occupations for the last five years. Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

CHARLES T. NASON, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER*
Vice Chairman of Board and President, Director: Ameritas Acacia Mutual Holding Company
Vice Chairman of Board and President, Director: Ameritas Holding Company Chairman of the Board and Chief Executive Officer: Acacia Life Insurance Company Also serves as a Director of direct and indirect subsidiaries of Acacia Life Insurance Company.

ROBERT W. CLYDE, PRESIDENT AND CHIEF OPERATING OFFICER*
Executive Vice President, Director: Ameritas Acacia Mutual Holding Company Executive Vice President, Director: Ameritas Holding Company
President and Chief Operating Officer: Acacia Life Insurance Company
Also serves as a Director of direct and indirect subsidiaries of Acacia Life Insurance Company.

HALUK ARITURK, SENIOR VICE PRESIDENT, PRODUCT MANAGEMENT AND ADMINISTRATION** Senior Vice President, Product Management and Administration: Acacia Life Insurance Company
Executive Vice President, Ameritas Acacia Shared Services Center: Ameritas Life Insurance Corp.
Formerly: Senior Vice President, Operations and Chief Actuary: Acacia Life Insurance Company.

JOANN M. MARTIN, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, DIRECTOR** Senior Vice President, Chief Financial Officer and Corporate Treasurer: Ameritas Acacia Mutual Holding Company and Ameritas Holding Company
Senior Vice President and Chief Financial Officer: Acacia Life Insurance Company

Senior Vice President and Chief Financial Officer: Ameritas Life Insurance Corp.

Also serves as officer and/or director of subsidiaries and/or affiliates of Ameritas Life Insurance Corp.

BRIAN J. OWENS, SENIOR VICE PRESIDENT, CAREER DISTRIBUTION*
Senior Vice President, Career Distribution: Acacia Life Insurance Company;
Director: The Advisors Group, Inc.

BARRY C. RITTER, SENIOR VICE PRESIDENT AND CHIEF INFORMATION OFFICER** Senior Vice President and Chief Information Officer, Acacia Life Insurance Company
Senior Vice President -- Information Services: Ameritas Life Insurance Corp.

ROBERT-JOHN H. SANDS, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY*
Senior Vice President and General Counsel: Ameritas Acacia Mutual Holding
Company
Senior Vice President and General Counsel: Ameritas Holding Company
Senior Vice President, General Counsel and Corporate Secretary: Acacia Life Insurance Company
Also serves as a Director of direct and indirect subsidiaries of Acacia Life Insurance Company.

JANET L. SCHMIDT, SENIOR VICE PRESIDENT, HUMAN RESOURCES*
Senior Vice President and Director of Human Resources: Ameritas Acacia Mutual Holding Company
Senior Vice President and Director of Human Resources: Ameritas Holding Company Senior Vice President, Human Resources: Acacia Life Insurance Company

RICHARD W. VAUTRAVERS, SENIOR VICE PRESIDENT AND CORPORATE ACTUARY** Senior Vice President and Corporate Actuary: Ameritas Life Insurance Corp. Senior Vice President and Corporate Actuary: Acacia Life Insurance Company

                                 ALLOCATOR 2000

WILLIAM W. LESTER, VICE PRESIDENT AND TREASURER**
Treasurer: Ameritas Life Insurance Corp.
Also serves as officer of subsidiaries of Ameritas Life Insurance Corp. Vice President and Treasurer, Acacia Life Insurance Company

RENO J. MARTINI, DIRECTOR***
Senior Vice President, Calvert Group, Ltd.
---------------
  * The principal business address of each person is Acacia National Life Insurance Company, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.

 ** The principal business address of each person is Ameritas Life Insurance
    Corp., 5900 "O" Street, Lincoln, Nebraska 68510.

*** The principal business address of each person is Calvert Group, Ltd., 4550
    Montgomery Avenue, Bethesda, Maryland 20814.

                          DISTRIBUTION OF THE POLICIES


     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell ANLIC's variable life insurance policies, and who are also registered representatives of The Advisors Group, Inc. ("TAG") or registered representatives of broker/dealers who have Selling Agreements with TAG or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. TAG, whose address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814, is a registered broker/dealer under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). TAG is a second tier wholly-owned subsidiary of Acacia Life Insurance Company of Washington, D.C. TAG acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement with ANLIC. In 1999, TAG received gross variable universal life compensation of $3,480,522 and retained $7,200 in underwriting fees, and $0 in brokerage commissions on ANLIC's variable universal life policies.



     The insurance underwriting and the determination of a proposed Insured's Rate Class and whether to accept or reject an application for a Policy is done by ANLIC. ANLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free Look provision. The Policies are offered and sold only in those states where their sale is lawful.


     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. Agents may also receive expense allowances or bonuses. The agent may be required to return the commissions if a Policy is not continued.

                                 ADMINISTRATION


     ANLIC has contracted with Ameritas Life Insurance Corp. ("ALIC"), having its principal place of business at 5900 "O" Street, Lincoln, Nebraska for it to provide ANLIC with certain administrative services for the Flexible Premium Variable Life Policies. Pursuant to the terms of a Service Agreement, ALIC will act as Recordkeeping Service Agent for the policies and riders for an initial term of three years and any subsequent renewals thereof. ALIC, under the guidance and direction of ANLIC, will perform administration functions including: issuance of policies for reinstatement, term conversion, plan changes and guaranteed insurability options, generation of billing and posting of premium, computation of valuations, calculation of benefits payable, maintenance of administrative controls over all activities, correspondence, and data, and providing management reports to ANLIC.



                                   YEAR 2000



     Like other insurance companies and their separate accounts, ANLIC and Separate Account I could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. This issue arose because both mainframe and PC-based computer hardware and software have traditionally used two digits to identify the year. For example, the year 1999 is input, stored and calculated as "99." Similarly, the year 2000 would be input,


                                 ALLOCATOR 2000
stored and calculated as "00." If computers assume this means 1900, it could cause errors in calculations, comparisons, and other computing functions.

     Like all insurance companies, ANLIC makes extensive use of dates and date calculations. We began a corporate-wide Year 2000 (Y2K) project in mid-1997. Our goal is to ensure that our computer systems continue to operate smoothly with no service disruptions before, during or after the year 2000.


     As of April 15, 2000, ANLIC has experienced no known Y2K problems. All of our computer application and operating systems had been updated for the year 2000 by July 31, 1999. Continuous testing and monitoring throughout the remainder of 1999 helped ANLIC continue to meet our contractual and service obligations to our customers. In addition to our internal efforts, ANLIC is working closely with vendors and other business partners to confirm that they too are addressing Y2K issues on a timely basis. In the event we or our service providers, vendors, financial institutions or others with which we conduct business, fail to be Y2K-compliant, there would be a materially adverse effect on us.


                                 POLICY REPORTS


     At least once each Policy year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the General Account Value, indebtedness, the value in each Sub-account, premiums paid since the last report, charges deducted since the last report, any partial surrenders since the last report, and the current Cash Surrender Value. At the present time, ANLIC plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to the Owner showing the status of the Policy following the transfer of amounts from one Sub-account to another, the taking out of a loan, a repayment of a loan, a partial surrender and the payment of any premiums (excluding those paid by bank draft which has not cleared). The Policy Owner should review the information in these statements carefully. An Owner may request that a similar report be prepared at other times. ANLIC may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.


     An Owner will be sent a semi-annual report containing the financial statements of the Funds as required by the 1940 Act.

                                STATE REGULATION


     ANLIC is subject to regulation and supervision by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with and, where required, approved by insurance officials in each jurisdiction where the Policies are sold. ANLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                                    EXPERTS


     The statutory basis financial statements of ANLIC as of December 31, 1999 and for the year then ended, and the financial statements of the subaccounts of Separate Account I as of December 31, 1999 and for the year then ended, included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.



     The statutory basis financial statements of ANLIC as of December 31, 1998 and for the year then ended, and the financial statements of the subaccounts of Separate Account I for each of the two years in the period ended December 31, 1998, included in this prospectus have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                                 ALLOCATOR 2000

     Actuarial matters included in the prospectus have been examined by Russell
J. Wiltgen, Vice President -- Individual Product Management of Ameritas Life Insurance Corp., as stated in his opinion filed as an exhibit to the Registration Statement.


                                 LEGAL MATTERS

     Matters of the State of Virginia law pertaining to the Policies, including ANLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Robert-John H. Sands, Senior Vice President and General Counsel of ANLIC.

                             ADDITIONAL INFORMATION

     A registration statement has been filed with the SEC, under the 1933 Act with respect to the Policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, ANLIC and the Policy offered hereby. Statements contained in this prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 ALLOCATOR 2000

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Acacia National Life Insurance Company
Bethesda, Maryland

We have audited the accompanying statement of net assets of each of the subaccounts of Acacia National Variable Life Insurance Separate Account I (comprising, respectively, the Social Money Market Portfolio, Social Balanced Portfolio, Social Small Cap Growth Portfolio, Social Mid Cap Growth Portfolio, and Social International Equity Portfolio of the Calvert Variable Series, Inc.; the Growth Portfolio, MidCap Growth Portfolio, and Small Capitalization Portfolio of the Alger American Fund; the Stock Index Portfolio of the Dreyfus Stock Index Fund; the Limited Maturity Bond Portfolio, and the Growth Portfolio of the Neuberger & Berman Advisers Management Trust; the International Stock Fund II Portfolio, and Discovery Fund II Portfolio of the Strong Variable Insurance Funds, Inc.; the Worldwide Hard Assets Portfolio of the Van Eck Worldwide Insurance Trust; and the Capital Appreciation Portfolio, Aggressive Growth Portfolio, Growth and Income Portfolio, High Income Portfolio, and Strategic Bond Portfolio of the Oppenheimer Variable Accounts Fund) as of December 31, 1999, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such 1999 financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Acacia National Variable Life Insurance Separate Account I as of December 31, 1999, and the results of its operations and changes in net assets for the year then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
April 7, 2000

                                     F-I- 1

[PRICEWATERHOUSECOOPERS LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Acacia National Life Insurance Company and Contract Owners of Acacia National Variable Life Insurance Separate Account I

In our opinion, the accompanying statements of operations and changes in net assets present fairly, in all material respects, the results of their operations and changes in their net assets of each of the following sub-accounts comprising the Acacia National Variable Life Insurance Separate Account I (the Account): the Social Money Market Portfolio, Social Balanced Portfolio, Social Small Cap Growth Portfolio, Social Mid Cap Growth Portfolio, and Social International Equity Portfolio of the Calvert Variable Series, Inc.; the Growth Portfolio, MidCap Growth Portfolio, and Small Capitalization Portfolio of The Alger American Fund; the Stock Index Portfolio of the Dreyfus Stock Index Fund; the Limited Maturity Bond Portfolio, and Growth Portfolio of the Neuberger & Berman Advisers Management Trust; the Advantage Fund II, Asset Allocation Fund II, International Stock Fund II Portfolio, and Discovery Fund II Portfolio of the Strong Variable Insurance Funds, Inc.; the Worldwide Hard Assets Portfolio of the Van Eck Worldwide Insurance Trust; and the Capital Appreciation Portfolio, Aggressive Growth Portfolio, Growth and Income Portfolio, High Income Portfolio, and Strategic Bond Portfolio of the Oppenheimer Variable Accounts Fund for each of the periods presented in the years ended December 31, 1998 and 1997, in conformity with accounting principles generally accepted in the United States. The financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                          [/s/ PRICEWATERHOUSECOOPERS LLP]

Washington, D.C.
April 30, 1999

                                     F-I- 2

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE

                               SEPARATE ACCOUNT I
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

                                                                 INVESTMENT     DUE (TO)/FROM
                                                                AT NET ASSET       GENERAL
                                                                   VALUE           ACCOUNT          TOTAL
                                                                ------------    -------------    -----------
ASSETS
CALVERT VARIABLE SERIES, INC.
  Social Money Market Portfolio -- 1,593,462.820 shares at
    $1.00 per share (cost $1,593,463).......................     $1,593,463        $11,356       $ 1,604,819
  Social Balanced Portfolio -- 150,081.351 shares at $2.169
    per share (cost $322,380)...............................        325,527          5,122           330,649
  Social Small Cap Growth Portfolio -- 10,561.351 shares at
    $13.27 per share (cost $119,854)........................        140,149             36           140,185
  Social Mid Cap Growth Portfolio -- 9,034.095 shares at
    $30.03 per share (cost $269,942)........................        271,294             47           271,341
  Social International Equity Portfolio -- 29,100.595 shares
    at $25.66 per share (cost $641,008).....................        746,721          3,890           750,611
THE ALGER AMERICAN FUND:
  Growth Portfolio -- 82,340.183 shares at $64.38 per share
    (cost $4,009,881).......................................      5,301,060          4,776         5,305,836
  MidCap Growth Portfolio -- 55,027.791 shares at $32.23 per
    share (cost $1,399,016).................................      1,773,545         (1,860)        1,771,685
  Small Capitalization Portfolio -- 73,412.631 shares at
    $55.15 per share (cost $3,008,216)......................      4,048,707          5,921         4,054,628
DREYFUS STOCK INDEX FUND:
  Stock Index Portfolio -- 346,564.572 shares at $38.45 per
    share (cost $10,584,530)................................     13,325,408         24,551        13,349,959
NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:
  Limited Maturity Bond Portfolio -- 235,622.603 shares at
    $13.24 per share (cost $3,133,285)......................      3,119,644         21,108         3,140,752
  Growth Portfolio -- 72,247.130 shares at $37.27 per share
    (cost $1,744,031).......................................      2,692,651         29,495         2,722,146
STRONG VARIABLE INSURANCE FUNDS, INC.:
  International Stock Fund II Portfolio -- 310,700.181
    shares at $16.37 per share (cost $2,859,587)............      5,086,161         13,561         5,099,722
  Discovery Fund II Portfolio -- 36,560.925 shares at $11.38
    per share (cost $408,153)...............................        416,063          2,048           418,111
VAN ECK WORLDWIDE INSURANCE TRUST:
  Worldwide Hard Assets Portfolio -- 94,197.681 shares at
    $10.96 per share (cost $1,022,812)......................      1,032,407          1,746         1,034,153
OPPENHEIMER VARIABLE ACCOUNTS FUND:
  Capital Appreciation Portfolio -- 86,724.242 shares at
    $49.84 per share (cost $3,441,580)......................      4,322,337             --         4,322,337
  Aggressive Growth Portfolio -- 39,022.477 shares at $82.31
    per share (cost $1,768,125).............................      3,211,939         24,156         3,236,095
  Growth and Income Portfolio -- 54,758.167 shares at $24.63
    per share (cost $1,152,379).............................      1,348,694          3,110         1,351,804
  High Income Portfolio -- 65,811.897 shares at $10.72 per
    share (cost $708,959)...................................        705,503          3,845           709,348
  Strategic Bond Portfolio -- 101,576.323 shares at $4.97
    per share (cost $525,198)...............................        504,835           (112)          504,723
                                                                                                 -----------
NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS..............                                     $50,118,904
                                                                                                 ===========

The accompanying notes are an integral part of these financial statements.

                                     F-I- 3

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE

                               SEPARATE ACCOUNT I
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                    CALVERT VARIABLE SERIES, INC.
                                                                --------------------------------------
                                                                                              SOCIAL
                                                                   SOCIAL        SOCIAL      SMALL CAP
                                                                MONEY MARKET    BALANCED      GROWTH
                                                                 PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                                ------------    ---------    ---------
                            1999
INVESTMENT INCOME:
  Dividend distributions received...........................      $43,128        $ 7,030      $    52
  Mortality and expense risk charge.........................        7,218          1,511          839
                                                                  -------        -------      -------
NET INVESTMENT INCOME (LOSS)................................       35,910          5,519         (787)
                                                                  -------        -------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions...........................           --         24,085           --
  Net change in unrealized appreciation (depreciation)......       12,253          1,900       23,977
                                                                  -------        -------      -------
NET GAIN (LOSS) ON INVESTMENTS..............................       12,253         25,985       23,977
                                                                  -------        -------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $48,163        $31,504      $23,190
                                                                  =======        =======      =======
                            1998
INVESTMENT INCOME:
  Dividend and capital gains distributions received.........      $21,621        $ 3,409      $ 1,105
  Mortality and expense risk charge.........................        4,679            308          588
                                                                  -------        -------      -------
NET INVESTMENT INCOME (LOSS)................................       16,942          3,101          517
                                                                  -------        -------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from redemptions of fund
     shares.................................................           99            611       (2,513)
  Net change in unrealized appreciation (depreciation)......        3,000          1,900       (1,616)
                                                                  -------        -------      -------
NET GAIN (LOSS) ON INVESTMENTS..............................        3,099          2,511       (4,129)
                                                                  -------        -------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $20,041        $ 5,612      $(3,612)
                                                                  =======        =======      =======
                            1997
INVESTMENT INCOME:
  Dividend and capital gains distributions received.........      $ 7,942        $ 1,565      $ 4,107
  Mortality and expense risk charge.........................        4,111             72          355
                                                                  -------        -------      -------
NET INVESTMENT INCOME (LOSS)................................        3,831          1,493        3,752
                                                                  -------        -------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from redemptions of fund
     shares.................................................           --            204       (1,773)
  Net change in unrealized appreciation (depreciation)......          440           (515)      (2,228)
                                                                  -------        -------      -------
NET GAIN (LOSS) ON INVESTMENTS..............................          440           (311)      (4,001)
                                                                  -------        -------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 4,271        $ 1,182      $  (249)
                                                                  =======        =======      =======

---------------
(1) Commenced business May, 1997

The accompanying notes are an integral part of these financial statements.

                                     F-I- 4

                                                                               DREYFUS STOCK
    CALVERT VARIABLE SERIES, INC.            THE ALGER AMERICAN FUND            INDEX FUND
    ------------------------------   ---------------------------------------   -------------
                        SOCIAL
        SOCIAL       INTERNATIONAL                 MIDCAP         SMALL
    MID CAP GROWTH      EQUITY         GROWTH      GROWTH     CAPITALIZATION    STOCK INDEX
     PORTFOLIO(1)    PORTFOLIO(1)    PORTFOLIO    PORTFOLIO     PORTFOLIO        PORTFOLIO
    --------------   -------------   ----------   ---------   --------------   -------------
       $    --         $    380      $    4,285   $     --      $       --      $  111,343
         1,517            3,400          28,150      9,224          21,737          75,772
       -------         --------      ----------   --------      ----------      ----------
        (1,517)          (3,020)        (23,865)    (9,224)        (21,737)         35,571
       -------         --------      ----------   --------      ----------      ----------
        20,944           52,658         292,559    152,575         303,027          98,876
         2,980          113,538         882,734    257,406         903,837       1,835,918
       -------         --------      ----------   --------      ----------      ----------
        23,924          166,196       1,175,293    409,981       1,206,864       1,934,794
       -------         --------      ----------   --------      ----------      ----------
       $22,407         $163,176      $1,151,428   $400,757      $1,185,127      $1,970,365
       =======         ========      ==========   ========      ==========      ==========
       $13,549         $ 15,115      $  232,531   $ 40,068      $  173,190      $  130,875
           594              990          14,481      5,140          12,562          38,276
       -------         --------      ----------   --------      ----------      ----------
        12,955           14,125         218,050     34,928         160,628          92,599
       -------         --------      ----------   --------      ----------      ----------
         2,455            1,263          98,690     13,059           4,107         184,713
        (1,025)          (5,285)        297,960     98,503          62,991         729,209
       -------         --------      ----------   --------      ----------      ----------
         1,430           (4,022)        396,650    111,562          67,098         913,922
       -------         --------      ----------   --------      ----------      ----------
       $14,385         $ 10,103      $  614,700   $146,490      $  227,726      $1,006,521
       =======         ========      ==========   ========      ==========      ==========
       $ 1,160         $  1,968      $    5,840   $  2,687      $   27,461      $   43,942
            28               50           5,914      1,692           6,075          11,588
       -------         --------      ----------   --------      ----------      ----------
         1,132            1,918             (74)       995          21,386          32,354
       -------         --------      ----------   --------      ----------      ----------
           100                4          39,995     11,425           9,397         112,714
          (603)          (2,540)         95,625     15,140          70,132         146,383
       -------         --------      ----------   --------      ----------      ----------
          (503)          (2,536)        135,620     26,565          79,529         259,097
       -------         --------      ----------   --------      ----------      ----------
       $   629         $   (618)     $  135,546   $ 27,560      $  100,915      $  291,451
       =======         ========      ==========   ========      ==========      ==========

                                     F-I- 5

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE

                               SEPARATE ACCOUNT I
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                         NEUBERGER & BERMAN             STRONG VARIABLE
                                                      ADVISERS MANAGEMENT TRUST      INSURANCE FUNDS, INC.
                                                     ---------------------------    ------------------------
                                                        LIMITED                                     ASSET
                                                     MATURITY BOND      GROWTH      ADVANTAGE     ALLOCATION
                                                       PORTFOLIO       PORTFOLIO    FUND II(2)    FUND II(2)
                                                     --------------    ---------    ----------    ----------
                      1999
INVESTMENT INCOME:
  Dividend distributions received................       $132,944       $     --        $ --        $    --
  Mortality and expense risk charge..............         20,050         14,860          --             --
                                                        --------       --------        ----        -------
NET INVESTMENT INCOME (LOSS).....................        112,894        (14,860)         --             --
                                                        --------       --------        ----        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain on distributions.............             --         88,404          --             --
  Net change in unrealized appreciation
     (depreciation)..............................        (30,899)       857,225          --             --
                                                        --------       --------        ----        -------
NET GAIN (LOSS) ON INVESTMENTS...................        (30,899)       945,629          --             --
                                                        --------       --------        ----        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS................................       $ 81,995       $930,769        $ --        $    --
                                                        ========       ========        ====        =======
                      1998
INVESTMENT INCOME:
  Dividend and capital gains distributions
     received....................................       $ 58,873       $188,569        $ --        $    --
  Mortality and expense risk charge..............         12,750          9,585          --             --
                                                        --------       --------        ----        -------
NET INVESTMENT INCOME (LOSS).....................         46,123        178,984          --             --
                                                        --------       --------        ----        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) from redemptions of
     fund shares.................................          1,107        (18,723)         --             --
  Net change in unrealized appreciation
     (depreciation)..............................         (2,543)        22,943          --             --
                                                        --------       --------        ----        -------
NET GAIN (LOSS) ON INVESTMENTS...................         (1,436)         4,220          --             --
                                                        --------       --------        ----        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS................................       $ 44,687       $183,204        $ --        $    --
                                                        ========       ========        ====        =======
                      1997
INVESTMENT INCOME:
  Dividend and capital gains distributions
     received....................................       $ 20,653       $ 23,873        $359        $ 6,377
  Mortality and expense risk charge..............          4,295          3,395          49            516
                                                        --------       --------        ----        -------
NET INVESTMENT INCOME (LOSS).....................         16,358         20,478         310          5,861
                                                        --------       --------        ----        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) from redemptions of
     fund shares.................................          1,905         16,065         (38)        11,629
  Net change in unrealized appreciation
     (depreciation)..............................         15,273         59,454          52          2,621
                                                        --------       --------        ----        -------
NET GAIN (LOSS) ON INVESTMENTS...................         17,178         75,519          14         14,250
                                                        --------       --------        ----        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS................................       $ 33,536       $ 95,997        $324        $20,111
                                                        ========       ========        ====        =======

---------------
(1) Commenced business May, 1997

(2) Subaccount closed November, 1997.

The accompanying notes are an integral part of these financial statements.

                                     F-I- 6

                                    VAN ECK
         STRONG VARIABLE           WORLDWIDE
      INSURANCE FUNDS, INC.     INSURANCE TRUST       OPPENHEIMER VARIABLE ACCOUNTS FUND
    -------------------------   ---------------   ------------------------------------------
    INTERNATIONAL   DISCOVERY      WORLDWIDE        CAPITAL       AGGRESSIVE     GROWTH AND
    STOCK FUND II    FUND II      HARD ASSETS     APPRECIATION      GROWTH         INCOME
      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO(1)   PORTFOLIO(1)   PORTFOLIO(1)
    -------------   ---------   ---------------   ------------   ------------   ------------
     $   11,187      $    --       $   9,610        $  9,060      $       --      $  3,439
         25,477        2,621           6,153          20,639          17,873         7,399
     ----------      -------       ---------        --------      ----------      --------
        (14,290)      (2,621)          3,457         (11,579)        (17,873)       (3,960)
     ----------      -------       ---------        --------      ----------      --------
             --       44,830              --          99,521              --         5,794
      2,395,242      (15,057)        164,247         634,969       1,323,874       197,475
     ----------      -------       ---------        --------      ----------      --------
      2,395,242       29,773         164,247         734,490       1,323,874       203,269
     ----------      -------       ---------        --------      ----------      --------
     $2,380,952      $27,152       $ 167,704        $722,911      $1,306,001      $199,309
     ==========      =======       =========        ========      ==========      ========
     $   61,955      $ 3,760       $  41,873        $ 82,136      $   13,351      $ 10,963
         16,284        2,398           3,681          12,581           7,499         3,138
     ----------      -------       ---------        --------      ----------      --------
         45,671        1,362          38,192          69,555           5,852         7,825
     ----------      -------       ---------        --------      ----------      --------
       (206,240)       5,905         (41,446)         24,932          10,354         1,441
         59,071        8,186        (148,313)        224,336         118,634        (4,187)
     ----------      -------       ---------        --------      ----------      --------
       (147,169)      14,091        (189,759)        249,268         128,988        (2,746)
     ----------      -------       ---------        --------      ----------      --------
     $ (101,498)     $15,453       $(151,567)       $318,823      $  134,840      $  5,079
     ==========      =======       =========        ========      ==========      ========
     $    8,037      $    --       $   5,120        $     --      $       --      $    267
          8,011        1,084           1,655           2,354           1,370           272
     ----------      -------       ---------        --------      ----------      --------
             26       (1,084)          3,465          (2,354)         (1,370)           (5)
     ----------      -------       ---------        --------      ----------      --------
         (3,230)       5,524           2,494           2,729           4,036         1,288
       (230,017)      12,920         (10,841)         21,451           1,306         3,027
     ----------      -------       ---------        --------      ----------      --------
       (233,247)      18,444          (8,347)         24,180           5,342         4,315
     ----------      -------       ---------        --------      ----------      --------
     $ (233,221)     $17,360       $  (4,882)       $ 21,826      $    3,972      $  4,310
     ==========      =======       =========        ========      ==========      ========

                                     F-I- 7

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE

                               SEPARATE ACCOUNT I
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                    OPPENHEIMER VARIABLE
                                                                       ACCOUNTS FUND
                                                                ----------------------------
                                                                                 STRATEGIC
                                                                HIGH INCOME         BOND
                                                                PORTFOLIO(1)    PORTFOLIO(1)
                            1999                                ------------    ------------
INVESTMENT INCOME:
  Dividend distributions received...........................      $ 30,951        $ 37,569
  Mortality and expense risk charge.........................         4,163           3,598
                                                                  --------        --------
NET INVESTMENT INCOME (LOSS)................................        26,788          33,971
                                                                  --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions...........................            --              --
  Net change in unrealized appreciation (depreciation)......         6,886         (19,428)
                                                                  --------        --------
NET GAIN (LOSS) ON INVESTMENTS..............................         6,886         (19,428)
                                                                  --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 33,674        $ 14,543
                                                                  ========        ========
                            1998
INVESTMENT INCOME:
  Dividend and capital gains distributions received.........      $  6,494        $ 14,163
  Mortality and expense risk charge.........................         1,942           1,297
                                                                  --------        --------
NET INVESTMENT INCOME (LOSS)................................         4,552          12,866
                                                                  --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from redemptions of fund
     shares.................................................        (1,436)         (5,635)
  Net change in unrealized appreciation (depreciation)......       (10,716)           (740)
                                                                  --------        --------
NET GAIN (LOSS) ON INVESTMENTS..............................       (12,152)         (6,375)
                                                                  --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ (7,600)       $  6,491
                                                                  ========        ========
                            1997
INVESTMENT INCOME:
  Dividend and capital gains distributions received.........      $  2,165        $    765
  Mortality and expense risk charge.........................           248              45
                                                                  --------        --------
NET INVESTMENT INCOME (LOSS)................................         1,917             720
                                                                  --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from redemptions of fund
     shares.................................................           270               4
  Net change in unrealized appreciation (depreciation)......           375            (196)
                                                                  --------        --------
NET GAIN (LOSS) ON INVESTMENTS..............................           645            (192)
                                                                  --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $  2,562        $    528
                                                                  ========        ========

---------------
(1) Commenced business May, 1997

The accompanying notes are an integral part of these financial statements.

                                     F-I- 8

                     [This page intentionally left blank.]

                                     F-I- 9

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE

                               SEPARATE ACCOUNT I
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                   CALVERT VARIABLE SERIES, INC.
                                                               --------------------------------------
                                                                                             SOCIAL
                                                                  SOCIAL        SOCIAL      SMALL CAP
                                                               MONEY MARKET    BALANCED      GROWTH
                                                                PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                               ------------    ---------    ---------
                           1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss).............................     $   35,910     $  5,519     $   (787)
  Net realized gain distributions..........................             --       24,085           --
  Net change in unrealized appreciation (depreciation).....         12,253        1,900       23,977
                                                                ----------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................         48,163       31,504       23,190
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS......        860,441      251,997       29,588
                                                                ----------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS....................        908,604      283,501       52,778
                                                                ----------     --------     --------
NET ASSETS AT JANUARY 1, 1999..............................     $  696,215     $ 47,148     $ 87,407
                                                                ----------     --------     --------
NET ASSETS AT DECEMBER 31, 1999............................     $1,604,819     $330,649     $140,185
                                                                ==========     ========     ========
                           1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss).............................     $   16,942     $  3,101     $    517
  Net realized gain (loss) from redemption of fund
     shares................................................             99          611       (2,513)
  Net change in unrealized appreciation (depreciation).....          3,000        1,900       (1,616)
                                                                ----------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................         20,041        5,612       (3,612)
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS......        309,331       18,777       44,873
                                                                ----------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS....................        329,372       24,389       41,261
                                                                ----------     --------     --------
NET ASSETS AT JANUARY 1, 1998..............................     $  366,843     $ 22,759     $ 46,146
                                                                ----------     --------     --------
NET ASSETS AT DECEMBER 31, 1998............................     $  696,215     $ 47,148     $ 87,407
                                                                ==========     ========     ========
                           1997
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss).............................     $    3,831     $  1,493     $  3,752
  Net realized gain (loss) from redemption of fund
     shares................................................             --          204       (1,773)
  Net change in unrealized appreciation (depreciation).....            440         (515)      (2,228)
                                                                ----------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................          4,271        1,182         (249)
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS......        216,346       18,745       25,899
                                                                ----------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS....................        220,617       19,927       25,650
                                                                ----------     --------     --------
NET ASSETS AT JANUARY 1, 1997..............................     $  146,226     $  2,832     $ 20,496
                                                                ----------     --------     --------
NET ASSETS AT DECEMBER 31, 1997............................     $  366,843     $ 22,759     $ 46,146
                                                                ==========     ========     ========

---------------
(1) Commenced business May, 1997

The accompanying notes are an integral part of these financial statements.

                                    F-I- 10

                                                                                DREYFUS STOCK
    CALVERT VARIABLE SERIES, INC.            THE ALGER AMERICAN FUND             INDEX FUND
    ------------------------------   ----------------------------------------   -------------
                        SOCIAL
        SOCIAL       INTERNATIONAL                 MID CAP         SMALL
    MID CAP GROWTH      EQUITY         GROWTH       GROWTH     CAPITALIZATION    STOCK INDEX
     PORTFOLIO(1)    PORTFOLIO(1)    PORTFOLIO    PORTFOLIO      PORTFOLIO        PORTFOLIO
    --------------   -------------   ----------   ----------   --------------   -------------
       $ (1,517)       $ (3,020)     $  (23,865)  $   (9,224)    $  (21,737)    $      35,571
         20,944          52,658         292,559      152,575        303,027            98,876
          2,980         113,538         882,734      257,406        903,837         1,835,918
       --------        --------      ----------   ----------     ----------     -------------
         22,407         163,176       1,151,428      400,757      1,185,127         1,970,365
        125,068         383,269       1,752,646      519,905        823,820         4,711,735
       --------        --------      ----------   ----------     ----------     -------------
        147,475         545,445       2,904,074      920,662      2,008,947         6,682,100
       --------        --------      ----------   ----------     ----------     -------------
       $123,866        $205,166      $2,401,762   $  851,023     $2,045,681     $   6,667,859
       --------        --------      ----------   ----------     ----------     -------------
       $271,341        $750,611      $5,305,836   $1,771,685     $4,054,628     $  13,349,959
       ========        ========      ==========   ==========     ==========     =============
       $ 12,955        $ 14,125      $  218,050   $   34,928     $  160,628     $      92,599
          2,455           1,263          98,690       13,059          4,107           184,713
         (1,025)         (5,285)        297,960       98,503         62,991           729,209
       --------        --------      ----------   ----------     ----------     -------------
         14,385          10,103         614,700      146,490        227,726         1,006,521
         98,279         175,356         898,671      387,686      1,009,524         3,632,941
       --------        --------      ----------   ----------     ----------     -------------
        112,664         185,459       1,513,371      534,176      1,237,250         4,639,462
       --------        --------      ----------   ----------     ----------     -------------
       $ 11,202        $ 19,707      $  888,391   $  316,847     $  808,431     $   2,028,397
       --------        --------      ----------   ----------     ----------     -------------
       $123,866        $205,166      $2,401,762   $  851,023     $2,045,681     $   6,667,859
       ========        ========      ==========   ==========     ==========     =============
       $  1,132        $  1,918      $      (74)  $      995     $   21,386     $      32,354
            100               4          39,995       11,425          9,397           112,714
           (603)         (2,540)         95,625       15,140         70,132           146,383
       --------        --------      ----------   ----------     ----------     -------------
            629            (618)        135,546       27,560        100,915           291,451
         10,573          20,325         431,691      198,748        303,922         1,185,520
       --------        --------      ----------   ----------     ----------     -------------
         11,202          19,707         567,237      226,308        404,837         1,476,971
       --------        --------      ----------   ----------     ----------     -------------
       $     --        $     --      $  321,154   $   90,539     $  403,594     $     551,426
       --------        --------      ----------   ----------     ----------     -------------
       $ 11,202        $ 19,707      $  888,391   $  316,847     $  808,431     $   2,028,397
       ========        ========      ==========   ==========     ==========     =============

                                    F-I- 11

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE
                               SEPARATE ACCOUNT I
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                           NEUBERGER & BERMAN            STRONG VARIABLE
                                                       ADVISERS MANAGEMENT TRUST      INSURANCE FUNDS, INC.
                                                       --------------------------    ------------------------
                                                         LIMITED
                                                        MATURITY                                     ASSET
                                                          BOND          GROWTH       ADVANTAGE     ALLOCATION
                                                        PORTFOLIO      PORTFOLIO     FUND II(2)    FUND II(2)
                                                       -----------    -----------    ----------    ----------
                        1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss).......................  $  112,894     $  (14,860)     $     --     $      --
  Net realized gain distributions....................          --         88,404            --            --
  Net change in unrealized appreciation
    (depreciation)...................................     (30,899)       857,225            --            --
                                                       ----------     ----------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................      81,995        930,769            --            --
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.......................................   1,025,930        243,298            --            --
                                                       ----------     ----------      --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS..............   1,107,925      1,174,067            --            --
                                                       ----------     ----------      --------     ---------
NET ASSETS AT JANUARY 1, 1999........................  $2,032,827     $1,548,079      $     --     $      --
                                                       ----------     ----------      --------     ---------
NET ASSETS AT DECEMBER 31, 1999......................  $3,140,752     $2,722,146      $     --     $      --
                                                       ==========     ==========      ========     =========
                        1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss).......................  $   46,123     $  178,984      $     --     $      --
  Net realized gain (loss) from redemption of fund
    shares...........................................       1,107        (18,723)           --            --
  Net change in unrealized appreciation
    (depreciation)...................................      (2,543)        22,943            --            --
                                                       ----------     ----------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................      44,687        183,204            --            --
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.......................................   1,124,307        735,204            --            --
                                                       ----------     ----------      --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS..............   1,168,994        918,408            --            --
                                                       ----------     ----------      --------     ---------
NET ASSETS AT JANUARY 1, 1998........................  $  863,833     $  629,671      $     --     $      --
                                                       ----------     ----------      --------     ---------
NET ASSETS AT DECEMBER 31, 1998......................  $2,032,827     $1,548,079      $     --     $      --
                                                       ==========     ==========      ========     =========
                        1997
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss).......................  $   16,358     $   20,478      $    310     $   5,861
  Net realized gain (loss) from redemption of fund
    shares...........................................       1,905         16,065           (38)       11,629
  Net change in unrealized appreciation
    (depreciation)...................................      15,273         59,454            52         2,621
                                                       ----------     ----------      --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................      33,536         95,997           324        20,111
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.......................................     624,805        352,564       (10,234)     (107,191)
                                                       ----------     ----------      --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS..............     658,341        448,561        (9,910)      (87,080)
                                                       ----------     ----------      --------     ---------
NET ASSETS AT JANUARY 1, 1997........................  $  205,492     $  181,110      $  9,910     $  87,080
                                                       ----------     ----------      --------     ---------
NET ASSETS AT DECEMBER 31, 1997......................  $  863,833     $  629,671      $      0     $       0
                                                       ==========     ==========      ========     =========


---------------

(1) Commenced business May, 1997



(2) Subaccount closed November, 1997


                                    F-I- 12

         STRONG VARIABLE        VAN ECK WORLDWIDE
      INSURANCE FUNDS, INC.      INSURANCE TRUST        OPPENHEIMER VARIABLE ACCOUNTS FUND
    -------------------------   -----------------   ------------------------------------------
    INTERNATIONAL   DISCOVERY       WORLDWIDE         CAPITAL       AGGRESSIVE      GROWTH &
    STOCK FUND II    FUND II       HARD ASSETS      APPRECIATION      GROWTH         INCOME
      PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO(1)   PORTFOLIO(1)   PORTFOLIO(1)
    -------------   ---------   -----------------   ------------   ------------   ------------
     $  (14,290)    $ (2,621)      $    3,457        $  (11,579)    $  (17,873)    $   (3,960)
             --       44,830               --            99,521             --          5,794
      2,395,242      (15,057)         164,247           634,969      1,323,874        197,475
     ----------     --------       ----------        ----------     ----------     ----------
      2,380,952       27,152          167,704           722,911      1,306,001        199,309
        305,865       54,601          284,172         1,345,599        582,546        514,599
     ----------     --------       ----------        ----------     ----------     ----------
      2,686,817       81,753          451,876         2,068,510      1,888,547        713,908
     ----------     --------       ----------        ----------     ----------     ----------
     $2,412,905     $336,358       $  582,277        $2,253,827     $1,347,548     $  637,896
     ----------     --------       ----------        ----------     ----------     ----------
     $5,099,722     $418,111       $1,034,153        $4,322,337     $3,236,095     $1,351,804
     ==========     ========       ==========        ==========     ==========     ==========
     $   45,671     $  1,362       $   38,192        $   69,555     $    5,852     $    7,825
       (206,240)       5,905          (41,446)           24,932         10,354          1,441
         59,071        8,186         (148,313)          224,336        118,634         (4,187)
     ----------     --------       ----------        ----------     ----------     ----------
       (101,498)      15,453         (151,567)          318,823        134,840          5,079
      1,227,685      112,491          479,900         1,330,394        856,576        557,879
     ----------     --------       ----------        ----------     ----------     ----------
      1,126,187      127,944          328,333         1,649,217        991,416        562,958
     ----------     --------       ----------        ----------     ----------     ----------
     $1,286,718     $208,414       $  253,944        $  604,610     $  356,132     $   74,938
     ----------     --------       ----------        ----------     ----------     ----------
     $2,412,905     $336,358       $  582,277        $2,253,827     $1,347,548     $  637,896
     ==========     ========       ==========        ==========     ==========     ==========
     $       26     $ (1,084)      $    3,465        $   (2,354)    $   (1,370)    $       (5)
         (3,230)       5,524            2,494             2,729          4,036          1,288
       (230,017)      12,920          (10,841)           21,451          1,306          3,027
     ----------     --------       ----------        ----------     ----------     ----------
       (233,221)      17,360           (4,882)           21,826          3,972          4,310
      1,076,576      114,093          170,829           582,784        352,160         70,628
     ----------     --------       ----------        ----------     ----------     ----------
        843,355      131,453          165,947           604,610        356,132         74,938
     ----------     --------       ----------        ----------     ----------     ----------
     $  443,363     $ 76,961       $   87,997        $       --     $       --     $       --
     ----------     --------       ----------        ----------     ----------     ----------
     $1,286,718     $208,414       $  253,944        $  604,610     $  356,132     $   74,938
     ==========     ========       ==========        ==========     ==========     ==========

                                    F-I- 13

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE
                               SEPARATE ACCOUNT I
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                     OPPENHEIMER VARIABLE
                                                                        ACCOUNTS FUND
                                                                ------------------------------
                                                                HIGH INCOME     STRATEGIC BOND
                                                                PORTFOLIO(1)     PORTFOLIO(1)
                            1999                                ------------    --------------
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income(loss)...............................      $ 26,788         $ 33,971
  Net realized gain distributions...........................            --               --
  Net change in unrealized appreciation(depreciation).......         6,886          (19,428)
                                                                  --------         --------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................        33,674           14,543
NET INCREASE(DECREASE) FROM POLICYOWNER TRANSACTIONS........       304,273          214,887
                                                                  --------         --------
TOTAL INCREASE(DECREASE) IN NET ASSETS......................       337,947          229,430
                                                                  --------         --------
NET ASSETS AT JANUARY 1, 1999...............................       371,401          275,293
                                                                  --------         --------
NET ASSETS AT DECEMBER 31, 1999.............................      $709,348         $504,723
                                                                  ========         ========
                            1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income(loss)...............................      $  4,552         $ 12,866
  Net realized gain(loss) from redemption of fund shares....        (1,436)          (5,635)
  Net change in unrealized appreciation(depreciation).......       (10,716)            (740)
                                                                  --------         --------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................        (7,600)           6,491
NET INCREASE(DECREASE) FROM POLICYOWNER TRANSACTIONS........       309,237          249,444
                                                                  --------         --------
TOTAL INCREASE(DECREASE) IN NET ASSETS......................       301,637          255,935
                                                                  --------         --------
NET ASSETS AT JANUARY 1, 1998...............................        69,764           19,358
                                                                  --------         --------
NET ASSETS AT DECEMBER 31, 1998.............................      $371,401         $275,293
                                                                  ========         ========
                            1997
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income(loss)...............................      $  1,917         $    720
  Net realized gain(loss) from redemption of fund shares....           270                4
  Net change in unrealized appreciation(depreciation).......           375             (196)
                                                                  --------         --------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................         2,562              528
NET INCREASE(DECREASE) FROM POLICYOWNER TRANSACTIONS........        67,202           18,830
                                                                  --------         --------
TOTAL INCREASE(DECREASE) IN NET ASSETS......................        69,764           19,358
                                                                  --------         --------
NET ASSETS AT JANUARY 1, 1997...............................            --               --
                                                                  --------         --------
NET ASSETS AT DECEMBER 31, 1997.............................      $ 69,764         $ 19,358
                                                                  ========         ========

---------------

(1) Commenced business May, 1997

The accompanying notes are an integral part of these financial statements.

                                    F-I- 14

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE

                               SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Acacia National Variable Life Insurance Separate Account I (the Account) began operations on December 1, 1995 as a separate investment account within Acacia National Life Insurance Company (the Company), a wholly owned subsidiary of Acacia Life Insurance Company. The assets of the Account are held by the Company and are segregated from all of the Company's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1999 there are nineteen subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of the Calvert Variable Series, Inc. which is a diversified open-end management investment company managed by the Calvert Asset Management Company, Inc. (see note 3). Three of the subaccounts invest only in a corresponding Portfolio of The Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. (Alger Management). One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Dreyfus Service Corporation. Two of the subaccounts invest only in a corresponding Portfolio of the Neuberger & Berman Advisers Management Trust which is a diversified open-end management investment company managed by Neuberger & Berman Management Incorporated. Two of the subaccounts invest only in a corresponding Portfolio of the Strong Variable Insurance Fund, Inc. which is a diversified open-end management investment company managed by Strong Capital Management, Inc. One of the subaccounts invest only in a corresponding Portfolio of the Van Eck Worldwide Insurance Trust which is a non-diversified open-end management investment company managed by Van Eck Associates Corporation. Five of the subaccounts invest only in a corresponding Portfolio of the Oppenheimer Variable Accounts Fund which is a diversified open-end management investment company managed by Oppenheimer Funds, Inc. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONSISTENCY

Due to changes in the processing environment during 1999, certain information is presented differently between years. In 1999, net realized gains/losses on redemption of fund shares is included in net change in unrealized appreciation/depreciation. Capital gain distributions received are reflected in net realized gain distributions.

In 1998 and 1997, net realized gains and losses on redemption of fund shares are separately presented. Capital gain distributions received from funds are included in dividend distributions received.

VALUATION OF INVESTMENTS

The assets of the account are carried at the net asset value of the underlying Portfolios. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis. However, dividends of $30,157 for the Stock Index Portfolio and $21,938 for the International Stock Fund II Portfolio were received in 1997 and recorded in 1998. All affected policyholder accounts were adjusted.

                                    F-I- 15

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE

                               SEPARATE ACCOUNT I
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED) FEDERAL AND STATE TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code. The Company has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, the Company does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2. POLICYOWNER CHARGES

The Company charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

3. RELATED PARTIES

Calvert Asset Management Company, Inc., an affiliate of the Company, serves as an investment advisor to the Calvert Variable Series, Inc. Social Money Market, Social Balanced, Social Small Cap Growth, Social Mid Cap Growth and Social International Equity Portfolios. The Advisors Group, Inc., an affiliate of the Company, acts as a principal underwriter of the policies pursuant to an underwriting agreement with the Company.

                                    F-I- 16

                     [This page intentionally left blank.]

                                    F-I- 17

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE

                               SEPARATE ACCOUNT I
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. UNITS OWNED

Units owned in the Account are as follows:


                                                             CALVERT VARIABLE SERIES, INC.
                                       -------------------------------------------------------------------------
                                                                     SOCIAL                           SOCIAL
                                          SOCIAL        SOCIAL      SMALL CAP        SOCIAL        INTERNATIONAL
                                       MONEY MARKET    BALANCED      GROWTH      MID CAP GROWTH       EQUITY
                                        PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO         PORTFOLIO
                                       ------------    ---------    ---------    --------------    -------------
Units owned at January 1, 1999.....       598,035        2,990        7,476           7,670           15,712
Units acquired.....................     5,307,754       17,585        7,132          26,315           33,694
Units disposed.....................     4,539,913        2,073        4,511          18,191            6,276
                                        ---------       ------       ------          ------           ------
Units owned at December 31, 1999...     1,365,876       18,502       10,097          15,794           43,130
                                        =========       ======       ======          ======           ======

Units owned at January 1, 1998.....       330,489        1,678        3,703             900            1,788
Units acquired.....................     2,498,903        2,971        5,008           7,984           17,004
Units disposed.....................     2,231,357        1,659        1,235           1,214            3,080
                                        ---------       ------       ------          ------           ------
Units owned at December 31, 1998...       598,035        2,990        7,476           7,670           15,712
                                        =========       ======       ======          ======           ======

Units owned at January 1, 1997.....       138,906          251        1,482              --               --
Units acquired.....................     1,439,931        1,655        4,603             994            1,939
Units disposed.....................     1,248,348          228        2,382              94              151
                                        ---------       ------       ------          ------           ------
Units owned at December 31, 1997...       330,489        1,678        3,703             900            1,788
                                        =========       ======       ======          ======           ======

                                    F-I- 18

                                           DREYFUS      NEUBERGER & BERMAN
                                            STOCK            ADVISERS                STRONG VARIABLE
       THE ALGER AMERICAN FUND           INDEX FUND      MANAGEMENT TRUST         INSURANCE FUNDS, INC.
--------------------------------------   -----------   ---------------------   ----------------------------
                                                        LIMITED
             MIDCAP         SMALL                      MATURITY
 GROWTH      GROWTH     CAPITALIZATION   STOCK INDEX     BOND       GROWTH     ADVANTAGE   ASSET ALLOCATION
PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO    PORTFOLIO   PORTFOLIO    FUND II        FUND II
---------   ---------   --------------   -----------   ---------   ---------   ---------   ----------------
 113,872     50,595        153,159         320,865      173,713      97,419         --              --
 146,269     79,523        151,870         357,435      200,479      48,449         --              --
  71,718     49,811         92,843         144,982      111,058      33,014         --              --
 -------     ------        -------         -------      -------     -------      -----          ------
 188,423     80,307        212,186         533,318      263,134     112,854         --              --
 =======     ======        =======         =======      =======     =======      =====          ======

  62,387     24,543         69,933         125,133       77,059      45,761         --              --
  78,302     32,437        103,745         230,164      136,118      65,880         --              --
  26,817      6,385         20,519          34,432       39,464      14,222         --              --
 -------     ------        -------         -------      -------     -------      -----          ------
 113,872     50,595        153,159         320,865      173,713      97,419         --              --
 =======     ======        =======         =======      =======     =======      =====          ======

  28,351      8,066         38,887          45,236       19,571      16,990        984           7,816
  64,768     26,097         83,058         141,619       84,591      46,395        677          11,884
  30,732      9,620         52,012          61,722       27,103      17,624      1,661          19,700
 -------     ------        -------         -------      -------     -------      -----          ------
  62,387     24,543         69,933         125,133       77,059      45,761         --              --
 =======     ======        =======         =======      =======     =======      =====          ======

                                    F-I- 19

                    ACACIA NATIONAL VARIABLE LIFE INSURANCE

                               SEPARATE ACCOUNT I
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. UNITS OWNED -- (CONTINUED)

Units owned in the Account are as follows:

                                                                                               VAN ECK
                                                                  STRONG VARIABLE             WORLDWIDE
                                                               INSURANCE FUNDS, INC.       INSURANCE TRUST
                                                             --------------------------    ---------------
                                                             INTERNATIONAL    DISCOVERY       WORLDWIDE
                                                             STOCK FUND II     FUND II       HARD ASSETS
                                                               PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                             -------------    ---------    ---------------
Units owned at January 1, 1999...........................       262,868        28,197           73,721
Units acquired...........................................       258,376        91,292          105,757
Units disposed...........................................       223,453        86,116           71,150
                                                                -------        ------          -------
Units owned at December 31, 1999.........................       297,791        33,373          108,328
                                                                =======        ======          =======

Units owned at January 1, 1998...........................       137,912        18,742           22,198
Units acquired...........................................       201,600        14,670           59,926
Units disposed...........................................        76,644         5,215            8,403
                                                                -------        ------          -------
Units owned at December 31, 1998.........................       262,868        28,197           73,721
                                                                =======        ======          =======

Units owned at January 1, 1997...........................        39,763         7,708            7,560
Units acquired...........................................       132,459        17,417           22,271
Units disposed...........................................        34,310         6,383            7,633
                                                                -------        ------          -------
Units owned at December 31, 1997.........................       137,912        18,742           22,198
                                                                =======        ======          =======

                                    F-I- 20

                   OPPENHEIMER VARIABLE ACCOUNTS FUND
    ----------------------------------------------------------------
      CAPITAL      AGGRESSIVE   GROWTH AND                 STRATEGIC
    APPRECIATION     GROWTH       INCOME     HIGH INCOME     BOND
     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
    ------------   ----------   ----------   -----------   ---------
      150,216        95,687       47,458     33,313..       24,847
      135,346       159,858       93,705     60,039..       54,441
       82,628       131,625       58,251     32,216..       34,723
      -------       -------       ------       ------       ------
      202,934       123,920       82,912     61,136..       44,565
      =======       =======       ======       ======       ======
       49,967        28,422        5,836     6,274...        1,797
      119,856        77,765       48,498     33,123..       77,960
       19,607        10,500        6,876     6,084...       54,910
      -------       -------       ------       ------       ------
      150,216        95,687       47,458     33,313..       24,847
      =======       =======       ======       ======       ======

           --            --           --           --           --
       59,904        36,728        7,354     7,955...        2,265
        9,937         8,306        1,518     1,681...          468
      -------       -------       ------       ------       ------
       49,967        28,422        5,836     6,274...        1,797
      =======       =======       ======       ======       ======

                                    F-I- 21

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Acacia National Life Insurance Company
Bethesda, Maryland

We have audited the accompanying statement of admitted assets, liabilities, and surplus -- statutory basis of Acacia National Life Insurance Company (a wholly owned subsidiary of Acacia Life Insurance Company) as of December 31, 1999, and the related statements of operations -- statutory basis, changes in surplus -- statutory basis, and cash flows -- statutory basis for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the 1999 financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Acacia National Life Insurance Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Acacia National Life Insurance Company as of December 31, 1999, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.


/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
April 7, 2000

                                    F-II- 1

[PRICEWATERHOUSECOOPERS LOGO]

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Acacia National Life Insurance Company

We have audited the accompanying statement of admitted assets, liabilities, and surplus -- statutory basis of Acacia National Life Insurance Company (the Company) as of December 31, 1998, and the related statutory statements of operations and changes in surplus, and cash flow, for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia, which practices differ from accounting principles generally accepted in the United states. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States are material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 1998 or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 1998, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Note 1.

                                          /s/ PRICEWATERHOUSECOOPERS LLP
                                          PricewaterhouseCoopers LLP

Washington, D.C.
March 31, 1999

                                    F-II- 2

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

   STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS -- STATUTORY BASIS
                        (COLUMNAR AMOUNTS IN THOUSANDS)

                                                                    DECEMBER 31,
                                                                --------------------
                                                                  1999        1998
                                                                --------    --------
                      ADMITTED ASSETS
Investments
  Bonds.....................................................    $522,328    $556,127
  Mortgage loans............................................         894          --
  Preferred stocks..........................................          70         546
  Common stocks.............................................         385       1,778
  Short-term investments....................................       5,685      13,614
  Other investments.........................................         495         682
  Loans on insurance policies...............................       7,955       7,579
                                                                --------    --------
     Total investments......................................     537,812     580,326
Cash........................................................       5,195          64
Accrued investment income...................................       9,157       9,775
Reinsurance recoverable -- affiliate........................       1,162          --
Income taxes receivable -- affiliate........................       1,203         400
Other assets................................................         370       2,169
Separate accounts...........................................     140,638      73,334
                                                                --------    --------
                                                                $695,537    $666,068
                                                                ========    ========
                  LIABILITIES AND SURPLUS
LIABILITIES
  Life and annuity reserves.................................    $464,615    $483,126
  Funds left on deposit.....................................      65,002      62,065
  Reserve for unpaid claims.................................       1,461       2,113
  Interest maintenance reserve..............................       1,684       3,202
  Accrued separate account transfers........................      (7,702)     (6,297)
  Accounts payable -- affiliates............................         999       7,586
  Other liabilities.........................................       2,927       3,736
  Asset valuation reserve...................................       1,805       5,513
  Separate accounts.........................................     140,638      73,334
                                                                --------    --------
                                                                 671,429     634,378
                                                                --------    --------
SURPLUS
  Preferred stock, 8% non-voting, non-cumulative, $1,000 par value, 10,000 shares authorized; 6,000 shares issued
     and outstanding........................................       6,000       6,000
  Common stock, $170 par value; 15,000 shares authorized,
     issued and outstanding.................................       2,550       2,550
  Additional paid-in capital................................      13,450      13,450
  Retained earnings.........................................       2,108       9,690
                                                                --------    --------
                                                                  24,108      31,690
                                                                --------    --------
                                                                $695,537    $666,068
                                                                ========    ========

The accompanying notes are an integral part of these statutory basis financial statements.

                                    F-II- 3

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED
                                                                    DECEMBER 31,
                                                                --------------------
                                                                  1999        1998
                                                                --------    --------
INCOME
  Premium income............................................    $ 79,057    $ 67,919
  Less net reinsurance:
     Yearly renewable term..................................      (5,318)     (4,601)
                                                                --------    --------
       Net premium income...................................      73,739      63,318
  Funds left on deposit.....................................       8,257       8,292
  Net investment income.....................................      41,553      46,305
  Miscellaneous insurance income............................       1,481          25
                                                                --------    --------
                                                                 125,030     117,940
                                                                --------    --------
EXPENSES
  Benefits to policyowners..................................      86,472      83,190
  Decrease in reserves......................................     (15,569)    (18,937)
  Commissions...............................................       7,256       7,353
  General insurance expenses................................      13,562      16,377
  Taxes, licenses and fees..................................       2,154       1,167
  Amortization of goodwill..................................         382         684
  Net premium transferred to separate accounts..............      34,764      30,725
                                                                --------    --------
                                                                 129,021     120,559
                                                                --------    --------
  Loss before federal income taxes and realized capital
     losses.................................................      (3,991)     (2,619)
  Income taxes (benefit)....................................        (439)     (1,822)
                                                                --------    --------
  Loss before realized capital losses.......................      (3,552)       (797)
  Realized capital losses (net of tax of ($972) and $760 and transfers to interest maintenance reserve of ($1,111)
     and $965 for 1999 and 1998, respectively)..............      (6,244)       (209)
                                                                --------    --------
  Net loss..................................................    $ (9,796)   $ (1,006)
                                                                ========    ========

The accompanying notes are an integral part of these statutory basis financial statements.

                                    F-II- 4

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN SURPLUS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                         (IN THOUSANDS, EXCEPT SHARES)

                                           PREFERRED STOCK       COMMON STOCK      ADDITIONAL
                                           ----------------    ----------------     PAID-IN      RETAINED
                                           SHARES    AMOUNT    SHARES    AMOUNT     CAPITAL      EARNINGS     TOTAL
                                           ------    ------    ------    ------    ----------    --------    -------
BALANCE, January 1, 1998...............    6,000     $6,000    15,000    $2,550     $13,450      $10,506     $32,506
  Change in non-admitted assets........       --        --         --       --           --          684         684
  Change in net unrealized capital
    gains..............................       --        --         --       --           --          (49)        (49)
  Change in valuation basis of
    reserves...........................       --        --         --       --           --         (120)       (120)
  Transfer to asset valuation
    reserve............................       --        --         --       --           --         (325)       (325)
  Net loss.............................       --        --         --       --           --       (1,006)     (1,006)
                                           -----     ------    ------    ------     -------      -------     -------
BALANCE, December 31, 1998.............    6,000     6,000     15,000    2,550       13,450        9,690      31,690
  Change in non-admitted assets........       --        --         --       --           --           (3)         (3)
  Change in net unrealized capital
    gains..............................       --        --         --       --           --       (1,491)     (1,491)
  Transfer from asset valuation
    reserve............................       --        --         --       --           --        3,708       3,708
  Net loss.............................       --        --         --       --           --       (9,796)     (9,796)
                                           -----     ------    ------    ------     -------      -------     -------
BALANCE, December 31, 1999.............    6,000     $6,000    15,000    $2,550     $13,450      $ 2,108     $24,108
                                           =====     ======    ======    ======     =======      =======     =======

The accompanying notes are an integral part of these statutory basis financial statements.

                                    F-II- 5

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
OPERATING ACTIVITIES:
  Net premium income received...............................    $  74,462     $  63,318
  Miscellaneous insurance income............................        8,904         8,176
  Net investment income received............................       43,690        44,953
  Net premium transferred to separate accounts..............      (37,511)      (34,192)
  Benefits paid to policyowners.............................      (89,096)      (84,359)
  Commissions, expenses and taxes, other than federal income
     tax....................................................      (21,394)      (23,804)
  Federal income tax received...............................          608         2,596
  Other operating income and disbursements..................       (7,174)        8,488
                                                                ---------     ---------
  Net cash used in operating activities.....................      (27,511)      (14,824)
                                                                ---------     ---------
INVESTING ACTIVITIES:
  Proceeds from investments sold, matured or repaid.........      337,366       182,412
  Purchase of investments...................................     (312,277)     (161,169)
  Net decrease (increase) in loans on insurance policies....         (376)          522
                                                                ---------     ---------
  Net cash provided by investing activities.................       24,713        21,765
                                                                ---------     ---------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS...............................................       (2,798)        6,941
CASH AND SHORT-TERM INVESTMENTS -- BEGINNING OF PERIOD......       13,678         6,737
                                                                ---------     ---------
CASH AND SHORT-TERM INVESTMENTS -- END OF PERIOD............    $  10,880     $  13,678
                                                                =========     =========

The accompanying notes are an integral part of these statutory basis financial statements.

                                    F-II- 6

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS
Acacia National Life Insurance Company (the Company) is a wholly owned subsidiary of Acacia Life Insurance Company (Acacia Life). Acacia Life is a wholly owned subsidiary of Ameritas Holding Company (AHC) which is a wholly owned subsidiary of Ameritas Acacia Mutual Holding Company (AAMHC).

The Board of Directors of Ameritas Mutual Insurance Holding Company (AMIHC) and Acacia Mutual Holding Corporation (AMHC) approved and adopted a plan of merger under which the two would merge to form AAMHC. In addition their two wholly owned subsidiaries, AHC and Acacia Financial Group, Ltd. (AFG), would merge to form Ameritas Holding Company. Public informational hearings on the proposed merger were held on November 20, 1998 with the Nebraska Insurance Director and on December 17, 1998 with the D.C. Insurance Commissioner. Following the commissioner's approval a special meeting with the eligible members of AMHC was held on December 22, 1998 and with the members of AMIHC on December 29, 1998. With the members approval the merger became effective January 1, 1999. The business combination was accounted for as a pooling of interests.

AMHC was formed in 1997 in conjunction with a plan of reorganization (Reorganization) of the former Acacia Life, Acacia Mutual Life Insurance Company (Acacia). Pursuant to the Reorganization which was approved by the Department of Insurance and Securities Regulation of the District of Columbia and the eligible members of Acacia and became effective June 30, 1997, Acacia was converted to a mutual insurance holding company structure whereby AMHC and AFG were formed and Acacia was converted to a stock life insurance company wholly owned by AFG. As of the effective date of the reorganization, the membership interests and the contractual rights of the policyowners of Acacia were separated -- the membership interests automatically became, by operation of law, membership interests in AMHC and the contractual rights remained in Acacia. Each person who becomes the owner of a designated policy issued by Acacia after the effective date of the Reorganization became a member of AMHC, now AAMHC.

The Company, domiciled in Virginia, underwrites and markets deferred and immediate annuities and life insurance products within the United States and is licensed to operate in 46 states and the District of Columbia. On December 1, 1995 and September 9, 1996, respectively, operations began for the Acacia National Variable Life Insurance Separate Account I and Acacia National Variable Annuity Separate Account II which are separate investment accounts within the Company.

Non-insurance products and services are offered by an affiliate of the Company, Acacia Financial Corporation (AFC), a wholly owned subsidiary of Acacia Life, which is a holding company of several financial service companies. Principal subsidiaries include: Calvert Group Ltd. (Calvert), a provider of investment advisory, management and administrative services to The Calvert Group of mutual funds; Acacia Federal Savings Bank (AFSB), a federally chartered savings bank; and The Advisors Group, Inc., a broker/dealer.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared, except as to form, on the basis of accounting practices prescribed or permitted by the Bureau of Insurance, State Corporate Commission of the Commonwealth of Virginia (statutory basis or SAP), which are designed primarily to demonstrate ability to meet claims of policyowners. These practices differ in certain respects, which in some cases may be material, from generally accepted accounting principles (GAAP) applied in the presentation of financial condition and results of operations on the "going concern" basis commonly followed by other types of enterprises.

In March of 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize

                                    F-II- 7

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)

BASIS OF PRESENTATION -- (CONTINUED)

regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of Virginia will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

The accompanying statutory financial statements vary in some respects from generally accepted accounting principles. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities;
(b) costs related to acquiring new business are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) policy reserves are carried at amounts which approximate surrender values rather than accumulation values and statutory investment reserves are established; (d) a provision has not been made for federal income taxes resulting from all of the cumulative differences in assets and liabilities determined on a tax return and financial statement basis; and (e) changes in certain assets designated as "non-admitted" assets have been charged to surplus.

In 1998, the Company's financial information was included in the determination of consolidated GAAP amounts for Acacia Mutual Holding Corporation. The Acacia National Life Insurance Company GAAP amounts were derived from this consolidated financial information. The Company does not prepare separate financial statements on a GAAP basis.

The impact of the estimated differences between SAP and GAAP in 1998 were as follows:



                                                                                    CAPITAL
                                                                   NET LOSS       AND SURPLUS
                                                                   --------       -----------
AS REPORTED UNDER SAP.......................................       $(1,006)        $ 31,690
Adjustments:
  Deferred policy acquisition costs.........................         2,874           58,017
  AVR and IMR...............................................           615            8,715
  Deferred Federal income tax...............................          (732)         (20,077)
  Net policyholder liabilities..............................        (1,601)         (11,291)
  Investments...............................................           (59)          20,013
  Other.....................................................          (500)            (946)
                                                                   -------         --------
AMOUNTS UNDER GAAP..........................................       $  (409)        $ 86,121
                                                                   =======         ========


For 1999, it is not practicable to determine the above information.

USE OF ESTIMATES
The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                    F-II- 8

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

USE OF ESTIMATES -- (CONTINUED)
The principal accounting and reporting practices followed are:

INVESTMENTS
Investments are reported according to valuation procedures prescribed by the National Association of Insurance Commissioners (NAIC), and generally: bonds and mortgage loans are valued at amortized cost; preferred stock at cost; common stock at fair value; other investments on the equity method; and separate account assets are carried at fair value.

Realized capital gains and losses, including valuation allowances on specific investments, are recorded in the Statement of Operations and unrealized gains and losses are credited or charged to retained earnings.

SEPARATE ACCOUNTS
The Company operates separate accounts on which the earnings or losses accrue exclusively to contract holders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Amounts are reported at fair value.

NON-ADMITTED ASSETS
Certain assets (primarily goodwill) are designated as "non-admitted" under statutory accounting requirements. These assets are excluded from the statements of admitted assets, liabilities and surplus by adjustments to retained earnings. Total "non-admitted assets" were $2,981 and $2,978 in 1999 and 1998, respectively.

RESERVES
Life policy reserves are computed by using the Commissioners Reserve Valuation Method (CRVM) and the Commissioners Standard Ordinary Mortality table. Annuity reserves are calculated using the Commissioners Annuity Reserve Valuation Method (CARVM) and the maximum valuation interest rate; for annuities with life contingencies, the prescribed valuation mortality table is used. Reserves for unpaid claims include claims reported and unpaid and claims not yet reported, the latter estimated on the basis of historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Accrued separate account transfers primarily consists of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

The interest maintenance reserve (IMR) is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $407 and $350 for 1999 and 1998, respectively.

The asset valuation reserve (AVR) is a required appropriation of surplus to provide for possible losses that may occur on certain investments held by the Company. The reserve is computed based on holdings of bonds, stocks, and short-term investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to retained earnings.

INCOME TAXES
The Company, beginning in 1999, will file a consolidated tax return with Acacia Life Insurance Company. Prior to 1999, Acacia National filed a consolidated return with Acacia Mutual Holding Corporation and its

                                    F-II- 9

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

USE OF ESTIMATES -- (CONTINUED)
INCOME TAXES -- (CONTINUED)
subsidiaries. An agreement among the members of the consolidated group, generally, provides for distribution of consolidated tax results as if filed on a separate return basis.

The Company's federal income tax returns have been examined by and settled with the Internal Revenue Service through 1995.

Under statutory accounting practices, no provision is made for deferred federal income taxes related to temporary differences between statutory and taxable income. Such temporary differences arise primarily from capitalization and amortization of deferred policy acquisition costs, certain reserve calculations and recognition of realized gains or losses on sales of bonds.

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as "policyholders' surplus". Generally, this policyholders' surplus account (PSA) will become subject to tax at the then current rates only if the accumulated PSA exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 1999 and 1998, the Company has $6.6 million in their policyholders' surplus accounts which is not reflected in the financial statements.

RECOGNITION OF PREMIUM INCOME AND RELATED EXPENSES
Premiums are reported as income when collected over the premium paying periods of the policies. Annuity and fund deposits are included as income when received. Policy acquisition costs, such as commissions and other marketing and issuance expenses incurred in connection with acquiring new business, are charged to operations as incurred. Premium income consists of:

                                                                   YEARS ENDED
                                                                   DECEMBER 31
                                                                ------------------
                                                                 1999       1998
                                                                -------    -------
Life........................................................    $27,747    $23,552
Annuity.....................................................     51,310     44,367
                                                                -------    -------
                                                                $79,057    $67,919
                                                                =======    =======

RECLASSIFICATIONS
Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

2. FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate a value:

          BONDS -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

          MORTGAGE LOANS -- Mortgage loans in good standing are valued on the basis of discounted cash flow. The interest rate that is assumed is based upon the weighted average term of the mortgage and appropriate spread over Treasuries. There were no mortgage loans in default at December 31, 1999.

          PREFERRED STOCKS -- For publicly traded securities, fair value is determined using an independent pricing source.

                                    F-II- 10

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

2. FINANCIAL INSTRUMENTS -- (CONTINUED)
          COMMON STOCKS -- For publicly traded securities, fair value is determined using an independent pricing source.

          SHORT-TERM INVESTMENTS -- The carrying amount approximates fair value because of the short maturity of these instruments.

          OTHER INVESTMENTS -- Fair value for venture capital partnerships is estimated based on values as last reported by the partnership and discounted for their lack of marketability.

          LOANS ON INSURANCE POLICIES -- Fair values for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

          CASH -- The carrying amount equals fair value.

          ACCRUED INVESTMENT INCOME -- Fair value of accrued investment income equals book value.

          INVESTMENT-TYPE CONTRACTS -- Reserves held on investment-type insurance contracts, i.e. contracts which do not contain significant morbidity risks, are carried at amounts which approximate fair value.

          FUNDS LEFT ON DEPOSIT -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

The estimated fair values of the Company's financial instruments are as follows:

                                                                        DECEMBER 31,
                                                        --------------------------------------------
                                                                1999                    1998
                                                        --------------------    --------------------
                                                        CARRYING      FAIR      CARRYING      FAIR
                                                         AMOUNT      VALUE       AMOUNT      VALUE
                                                        --------    --------    --------    --------
Financial assets:
  Bonds.............................................    $522,328    $517,993    $556,127    $591,776
  Preferred stocks..................................          70         106         546         798
  Common stocks.....................................         385         385       1,778       1,778
  Mortgage loans....................................         894         861          --          --
  Short-term investments............................       5,685       5,685      13,614      13,614
  Other investments.................................         495         495         682         682
  Loans on insurance policies.......................       7,955       6,816       7,579       6,996
  Cash..............................................       5,195       5,195          64          64
  Accrued investment income.........................       9,157       9,157       9,775       9,775
Financial Liabilities:
  Investment-type contracts.........................    $357,515    $357,515    $380,641    $380,641
  Funds left on deposit.............................      65,002      65,002      62,065      62,065

These values do not necessarily represent the value for which the financial instrument could be sold.

                                    F-II- 11

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

3. INVESTMENTS

The table below provides additional information relating to bonds and stocks held by the Company as of December 31, 1999:

                                                                    DECEMBER 31, 1999
                                                   ----------------------------------------------------
                                                                     GROSS UNREALIZED
                                                   AMORTIZED       ---------------------         FAIR
                                                     COST           GAINS        LOSSES         VALUE
                                                   ---------       -------       -------       --------
U.S. Corporate.................................    $292,892        $ 6,818       $ 8,603       $291,107
Mortgage-backed................................     102,157            803         2,465        100,495
U.S. Treasury securities and obligations of
  U.S. government agencies.....................      68,397          3,284           314         71,367
Foreign........................................      15,237             15           603         14,649
Asset backed...................................      43,645              9         3,279         40,375
                                                   --------        -------       -------       --------
  Total bonds..................................    $522,328        $10,929       $15,264       $517,993
                                                   --------        -------       -------       --------
Preferred stocks...............................    $     70        $    36       $    --       $    106
                                                   --------        -------       -------       --------
Common stocks..................................    $  1,137        $    --       $   752       $    385
                                                   --------        -------       -------       --------

The comparative data as of December 31, 1998 is summarized as follows:

                                                                    DECEMBER 31, 1998
                                                   ----------------------------------------------------
                                                                     GROSS UNREALIZED
                                                   AMORTIZED       ---------------------         FAIR
                                                     COST           GAINS         LOSSES        VALUE
                                                   ---------       -------        ------       --------
U.S. Corporate.................................    $294,538        $24,557        $2,729       $316,366
Mortgage-backed................................     166,042          4,928           708        170,262
U.S. Treasury securities and obligations of
  U.S. government agencies.....................      72,543          9,705            --         82,248
Foreign........................................      23,004            624           728         22,900
                                                   --------        -------        ------       --------
  Total bonds..................................    $556,127        $39,814        $4,165       $591,776
                                                   --------        -------        ------       --------
Preferred stocks...............................    $    546        $   252        $   --       $    798
                                                   --------        -------        ------       --------
Common stocks..................................    $  1,870        $   118        $  210       $  1,778
                                                   --------        -------        ------       --------

The amortized cost and fair value of bonds at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                AMORTIZED      FAIR
                                                                  COST        VALUE
                                                                ---------    --------
Due in one year or less.....................................    $ 18,671     $ 18,764
Due after one year through five years.......................     148,661      149,293
Due after five years through ten years......................     106,308      105,839
Due after ten years.........................................     102,886      103,227
Mortgage-backed securities..................................     102,157      100,495
Asset backed................................................      43,645       40,375
                                                                --------     --------
  Total.....................................................    $522,328     $517,993
                                                                ========     ========

At December 31, 1999, the Company had bonds with a book value of $6,870 and a fair value of $7,818 on deposit with various State Insurance Departments.

                                    F-II- 12

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
         FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 -- (CONTINUED)
                                 (IN THOUSANDS)

3. INVESTMENTS -- (CONTINUED)
Sales of bond investments in 1999 and 1998 resulted in proceeds of $294,291 and $112,603, respectively. Gains of $1,489 and $505 and losses of $3,316 and $50 were realized on those sales in 1999 and 1998, respectively.

The Company's bond investment portfolio is predominantly comprised of investment grade securities. At December 31, 1999 and 1998, approximately $16,276 and $8,865, respectively, in bonds (3.1% and 1.6%, respectively, of the total bond portfolio) are considered "below investment grade". Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC. During 1999, the Company took other than temporary write downs on bonds of $6,759.

4. RELATED PARTY TRANSACTIONS

The Company has no employees, affiliates (primarily Acacia Life and Ameritas entities) provide technical, financial, legal, marketing and investment advisory support to the Company under various administrative service agreements. The cost of these services to the Company for years ended December 31, 1999 and 1998 was $15,929 and $17,695, respectively.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under these agreements, these affiliates assume life insurance risk in excess of the Company's retention limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners, (see footnote 5).

The assets of the defined contribution plan under Internal Revenue Code Section 401(k) for the employees of Acacia Life include an investment in a deposit administration contract with the Company of $18,305 and $18,665 at December 31, 1999 and 1998, respectively.

5. REINSURANCE

The Company reinsures all life insurance risks over its retention limit of ten thousand per policy under yearly renewable term insurance agreements with Acacia Life and several other non-affiliated companies. The Company remains obligated for amounts ceded in the event that reinsurers do not meet their obligations. Since the reinsurance treaties are of such a nature as to pass economic risk to the reinsurer, appropriate reductions are made from income, claims, expense and liability items in accounting for the reinsurance ceded.

Premiums and benefits have been reduced by amounts reinsured as follows:

                                                                 1999      1998
                                                                ------    ------
Premiums ceded:
  Acacia Life...............................................    $4,634    $3,971
  Others....................................................       684       630
                                                                ------    ------
Total premium ceded.........................................    $5,318    $4,601
                                                                ======    ======
Death benefits reimbursed:
  Acacia Life...............................................    $3,186    $3,610
  Others....................................................     1,082       233
                                                                ------    ------
Total benefits reimbursed...................................    $4,268    $3,843
                                                                ======    ======
Life and annuity reserves ceded:
  Acacia Life...............................................    $2,501    $2,108
  Others....................................................       497       392
                                                                ------    ------
Total life and annuity reserves ceded.......................    $2,998    $2,500
                                                                ======    ======

                                    F-II- 13

APPENDIX A

ILLUSTRATIONS
     The following tables indicate how the account values and Death Benefit Proceeds vary with the investment experience of the Funds and differences between the guaranteed and current costs of the Policy. The tables show how the account values and Death Benefit Proceeds of a Policy, issued to an Insured of a certain age with regular annual premiums, differ over time if the investment return on the assets of each Portfolio were a uniform annual rate of 0%, 8% and 12%. The tables beginning on page A-2 illustrate a Policy issued to a male, age 35, under a standard non-smoker rate class. The account values and Death Benefit Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy years. The values also assume that no loans or partial surrenders are made by the Owner.


     The columns headed Guaranteed Charges reflect that throughout the life of the Policy the monthly charge for the cost of insurance is based on the maximum level permitted under the Policy, a Premium expense charge of 2.25%, a monthly administrative charge of $27 for the first Policy year and $8 each month thereafter, and a daily charge for mortality and expense risks equal to an annual rate of .90% for the first fifteen years. This charge is then reduced by
 .05% each year until it reaches .45% in the 24th year and thereafter. The columns headed Current Charges assume that, throughout the life of the Policy, the monthly cost of insurance is based on the current cost of insurance rate, a Premium expense charge of 2.25%, a monthly administrative charge of $27 for the first Policy year and $8 each month thereafter and a daily charge for mortality and expense risks equal to an annual rate of .90% for the first fifteen years. This charge is then reduced by .05% each year until it reaches .45% in the 25th year and thereafter.



     The amounts shown in the tables for account values and Death Benefit Proceeds reflect that the net investment return of the Portfolios is lower than the gross return listed due to investment advisory and other fees of the Funds. The values shown take into account an average of the expenses paid by each portfolio available for investment at an equivalent annual rate of 0.90% (which is in excess of the current equivalent annual rate of 0.86% of the aggregate average daily net assets of the Funds). The investment adviser or other affiliates of various Funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolios may exclude certain items) were in excess of an annual rate of average daily net assets. These agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. After a deduction of these amounts, the illustrated gross investment rates of 0%, 8%, and 12% correspond to approximate net annual rates of -1.80%, 6.20% and 10.20% respectively.


     The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account, since ANLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 8% and 12% by an amount to cover the tax charges to produce the Death Benefit Proceeds and account values illustrated. (See the section on Federal Tax Considerations.)

     The tables illustrate the Policy values that would result based upon hypothetical investment rates and premium payment schedules, if all net premiums are allocated to the Variable Account and if no Policy loans, partial surrenders or changes in benefits are applied for. Upon request, ANLIC will provide a comparable illustration based upon the Insured's age, sex, rate class, face amount or premium schedule requested, and additional benefits. For unisex policies, ANLIC will supply such illustrations without regard to the Insured's sex. ANLIC reserves the right to charge a fee not to exceed $25 for this service.

                                 ALLOCATOR 2000

ACACIA NATIONAL LIFE INSURANCE COMPANY


                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE

Prepared for: Valued Client                             Annual Premium: $  1,838
Male     Age 35     Non-Tobacco    Riders: None    Option A Face Amount $250,000

                   12.00% HYPOTHETICAL GROSS ANNUAL RATE OF RETURN
                                     CURRENT CHARGES             GUARANTEED CHARGES
                            ---------------------------------   ---------------------
END OF         NET ANNUAL    ACCOUNT    SURRENDER     DEATH     SURRENDER     DEATH
 YEAR    AGE     OUTLAY       VALUE       VALUE      BENEFIT      VALUE      BENEFIT
------   ---   ----------    -------    ---------    -------    ---------    -------
   1     36      1,838          1,197         645     250,000         645     250,000
   2     37      1,838          2,737       2,186     250,000       2,173     250,000
   3     38      1,838          4,407       3,856     250,000       3,829     250,000
   4     39      1,838          6,217       5,666     250,000       5,623     250,000
   5     40      1,838          8,183       7,632     250,000       7,569     250,000
   6     41      1,838         10,312       9,760     250,000       9,676     250,000
   7     42      1,838         12,617      12,066     250,000      11,958     250,000
   8     43      1,838         15,120      14,753     250,000      14,616     250,000
   9     44      1,838         17,834      17,651     250,000      17,482     250,000
  10     45      1,838         20,781      20,781     250,000      20,575     250,000
  11     46      1,838         23,978      23,978     250,000      23,730     250,000
  12     47      1,838         27,448      27,448     250,000      27,152     250,000
  13     48      1,838         31,218      31,218     250,000      30,867     250,000
  14     49      1,838         35,317      35,317     250,000      34,904     250,000
  15     50      1,838         39,775      39,775     250,000      39,291     250,000
  16     51      1,838         44,644      44,644     250,000      44,079     250,000
  17     52      1,838         49,964      49,964     250,000      49,307     250,000
  18     53      1,838         55,780      55,780     250,000      55,019     250,000
  19     54      1,838         62,144      62,144     250,000      61,265     250,000
  20     55      1,838         69,119      69,119     250,000      68,104     250,000
  25     60      1,838        116,076     116,076     250,000     114,047     250,000
  30     65      1,838        194,211     194,211     250,000     190,287     250,000
  35     70      1,838        327,327     327,327     379,699     319,357     370,454
  40     75      1,838        546,948     546,948     585,235     529,078     566,113
  45     80      1,838        910,835     910,835     956,377     873,967     917,666
  50     85      1,838      1,502,043   1,502,043   1,577,146   1,421,806   1,492,897
  55     90      1,838      2,446,560   2,446,560   2,568,888   2,271,862   2,385,455
  60     95      1,838      4,001,649   4,001,649   4,041,666   3,658,602   3,695,188

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                                 ALLOCATOR 2000

ACACIA NATIONAL LIFE INSURANCE COMPANY

                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE

Prepared for: Valued Client                             Annual Premium: $  1,838

Male     Age 35     Non-Tobacco    Riders: None    Option A Face Amount $250,000

                    8.00% HYPOTHETICAL GROSS ANNUAL RATE OF RETURN
                                       CURRENT CHARGES          GUARANTEED CHARGES
                                -----------------------------   -------------------
    END OF         NET ANNUAL   ACCOUNT   SURRENDER    DEATH    SURRENDER    DEATH
     YEAR    AGE     OUTLAY      VALUE      VALUE     BENEFIT     VALUE     BENEFIT
    ------   ---   ----------   -------   ---------   -------   ---------   -------
    1...     36      1,838        1,140        589    250,000       589     250,000
    2...     37      1,838        2,569      2,018    250,000     2,005     250,000
    3...     38      1,838        4,058      3,507    250,000     3,481     250,000
    4...     39      1,838        5,610      5,059    250,000     5,019     250,000
    5...     40      1,838        7,229      6,678    250,000     6,620     250,000
    6...     41      1,838        8,910      8,359    250,000     8,282     250,000
    7...     42      1,838       10,655     10,104    250,000    10,007     250,000
    8...     43      1,838       12,469     12,101    250,000    11,982     250,000
    9...     44      1,838       14,349     14,165    250,000    14,021     250,000
    10..     45      1,838       16,299     16,299    250,000    16,125     250,000
    11..     46      1,838       18,316     18,316    250,000    18,110     250,000
    12..     47      1,838       20,399     20,399    250,000    20,158     250,000
    13..     48      1,838       22,551     22,551    250,000    22,271     250,000
    14..     49      1,838       24,772     24,772    250,000    24,447     250,000
    15..     50      1,838       27,059     27,059    250,000    26,685     250,000
    16..     51      1,838       29,423     29,423    250,000    28,994     250,000
    17..     52      1,838       31,859     31,859    250,000    31,368     250,000
    18..     53      1,838       34,360     34,360    250,000    33,802     250,000
    19..     54      1,838       36,922     36,922    250,000    36,286     250,000
    20..     55      1,838       39,538     39,538    250,000    38,815     250,000
    25..     60      1,838       53,227     53,227    250,000    51,876     250,000
    30..     65      1,838       66,183     66,183    250,000    63,686     250,000
    35..     70      1,838       78,873     78,873    250,000    69,324     250,000
    40..     75      1,838       93,580     93,580    250,000    57,560     250,000
    45..     80      1,838      106,518    106,518    250,000        --          --
    50..     85      1,838      109,942    109,942    250,000        --          --
    55..     90      1,838       74,382     74,382    250,000        --          --
    59..     94      1,838           --         --         --        --          --

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                                 ALLOCATOR 2000

ACACIA NATIONAL LIFE INSURANCE COMPANY
                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE
Prepared for: Valued Client                             Annual Premium: $  1,838
Male     Age 35     Non-Tobacco    Riders: None    Option A Face Amount $250,000

                0.00% HYPOTHETICAL GROSS ANNUAL RATE OF RETURN
                                   CURRENT CHARGES          GUARANTEED CHARGES
                            -----------------------------   -------------------
END OF         NET ANNUAL   ACCOUNT   SURRENDER    DEATH    SURRENDER    DEATH
 YEAR    AGE     OUTLAY      VALUE      VALUE     BENEFIT     VALUE     BENEFIT
------   ---   ----------   -------   ---------   -------   ---------   -------
   1     36      1,838       1,029        477     250,000       477     250,000
   2     37      1,838       2,247      1,695     250,000     1,683     250,000
   3     38      1,838       3,416      2,865     250,000     2,840     250,000
   4     39      1,838       4,535      3,983     250,000     3,948     250,000
   5     40      1,838       5,604      5,053     250,000     5,003     250,000
   6     41      1,838       6,616      6,065     250,000     6,001     250,000
   7     42      1,838       7,569      7,018     250,000     6,941     250,000
   8     43      1,838       8,464      8,097     250,000     8,004     250,000
   9     44      1,838       9,296      9,112     250,000     9,005     250,000
  10     45      1,838      10,063     10,063     250,000     9,938     250,000
  11     46      1,838      10,760     10,760     250,000    10,615     250,000
  12     47      1,838      11,380     11,380     250,000    11,217     250,000
  13     48      1,838      11,924     11,924     250,000    11,739     250,000
  14     49      1,838      12,385     12,385     250,000    12,177     250,000
  15     50      1,838      12,758     12,758     250,000    12,525     250,000
  16     51      1,838      13,039     13,039     250,000    12,778     250,000
  17     52      1,838      13,216     13,216     250,000    12,926     250,000
  18     53      1,838      13,275     13,275     250,000    12,953     250,000
  19     54      1,838      13,201     13,201     250,000    12,842     250,000
  20     55      1,838      12,977     12,977     250,000    12,577     250,000
  25     60      1,838       9,013      9,013     250,000     8,325     250,000
  30     65      1,838          --         --     250,000        --     250,000
  35     70         --          --         --          --        --          --

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                                 ALLOCATOR 2000

ACACIA NATIONAL LIFE INSURANCE COMPANY
                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE
Prepared for: Valued Client                             Annual Premium: $  1,838
Male     Age 35     Non-Tobacco    Riders: None    Option B Face Amount $250,000

                  12.00% HYPOTHETICAL GROSS ANNUAL RATE OF RETURN
                                     CURRENT CHARGES            GUARANTEED CHARGES
                            ---------------------------------   -------------------
END OF         NET ANNUAL    ACCOUNT    SURRENDER     DEATH     SURRENDER    DEATH
 YEAR    AGE     OUTLAY       VALUE       VALUE      BENEFIT      VALUE     BENEFIT
------   ---   ----------   ---------   ---------   ---------   ---------   -------
   1     36      1,838          1,194         643     251,194        643    251,194
   2     37      1,838          2,730       2,179     252,730      2,166    252,717
   3     38      1,838          4,391       3,840     254,391      3,812    254,363
   4     39      1,838          6,187       5,636     256,187      5,592    256,143
   5     40      1,838          8,132       7,581     258,132      7,517    258,068
   6     41      1,838         10,231       9,679     260,231      9,593    260,145
   7     42      1,838         12,496      11,945     262,496     11,834    262,386
   8     43      1,838         14,946      14,578     264,946     14,438    264,805
   9     44      1,838         17,590      17,406     267,590     17,233    267,417
  10     45      1,838         20,446      20,446     270,446     20,234    270,234
  11     46      1,838         23,527      23,527     273,527     23,271    273,271
  12     47      1,838         26,850      26,850     276,850     26,543    276,543
  13     48      1,838         30,435      30,435     280,435     30,071    280,071
  14     49      1,838         34,302      34,302     284,302     33,872    283,872
  15     50      1,838         38,471      38,471     288,471     37,966    287,966
  16     51      1,838         42,980      42,980     292,980     42,389    292,389
  17     52      1,838         47,853      47,853     297,853     47,164    297,164
  18     53      1,838         53,112      53,112     303,112     52,313    302,313
  19     54      1,838         58,786      58,786     308,786     57,859    307,859
  20     55      1,838         64,903      64,903     314,903     63,829    313,829
  25     60      1,838        103,389     103,389     353,389    101,210    351,210
  30     65      1,838        157,555     157,555     407,555    153,283    403,283
  35     70      1,838        237,409     237,409     487,409    222,203    472,203
  40     75      1,838        362,146     362,146     612,146    307,679    557,679
  45     80      1,838        551,258     551,258     801,258    401,683    651,683
  50     85      1,838        832,477     832,477   1,082,477    487,926    737,926
  55     90      1,838      1,233,634   1,233,634   1,483,634    527,018    777,018
  60     95      1,838      1,840,116   1,840,116   2,090,116    461,827    711,827

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                                 ALLOCATOR 2000

ACACIA NATIONAL LIFE INSURANCE COMPANY

                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE

Prepared for: Valued Client                             Annual Premium: $  1,838

Male     Age 35     Non-Tobacco    Riders: None    Option B Face Amount $250,000

                8.00% HYPOTHETICAL GROSS ANNUAL RATE OF RETURN
                                   CURRENT CHARGES          GUARANTEED CHARGES
                            -----------------------------   -------------------
END OF         NET ANNUAL   ACCOUNT   SURRENDER    DEATH    SURRENDER    DEATH
 YEAR    AGE     OUTLAY      VALUE      VALUE     BENEFIT     VALUE     BENEFIT
------   ---   ----------   -------   ---------   -------   ---------   -------
   1     36      1,838       1,138        587     251,138       587     251,138
   2     37      1,838       2,562      2,011     252,562     1,998     252,549
   3     38      1,838       4,043      3,492     254,043     3,466     254,017
   4     39      1,838       5,583      5,032     255,583     4,991     255,542
   5     40      1,838       7,185      6,633     257,185     6,574     257,126
   6     41      1,838       8,842      8,291     258,842     8,212     258,764
   7     42      1,838      10,555     10,004     260,555     9,906     260,457
   8     43      1,838      12,329     11,962     262,329    11,839     262,206
   9     44      1,838      14,158     13,975     264,158    13,827     264,010
  10     45      1,838      16,045     16,045     266,045    15,867     265,867
  11     46      1,838      17,983     17,983     267,983    17,771     267,771
  12     47      1,838      19,971     19,971     269,971    19,722     269,722
  13     48      1,838      22,006     22,006     272,006    21,717     271,717
  14     49      1,838      24,085     24,085     274,085    23,750     273,750
  15     50      1,838      26,204     26,204     276,204    25,816     275,816
  16     51      1,838      28,364     28,364     278,364    27,919     277,919
  17     52      1,838      30,555     30,555     280,555    30,046     280,046
  18     53      1,838      32,764     32,764     282,764    32,184     282,184
  19     54      1,838      34,976     34,976     284,976    34,315     284,315
  20     55      1,838      37,174     37,174     287,174    36,421     286,421
  25     60      1,838      47,271     47,271     297,271    45,869     295,869
  30     65      1,838      52,255     52,255     302,255    49,722     299,722
  35     70      1,838      50,178     50,178     300,178    39,140     289,140
  40     75      1,838      40,310     40,310     290,310        --          --
  45     80      1,838      10,361     10,361     260,361        --          --
  50     85      1,838          --         --          --        --          --

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                                 ALLOCATOR 2000

ACACIA NATIONAL LIFE INSURANCE COMPANY

                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE

Prepared for: Valued Client                             Annual Premium: $  1,838

Male     Age 35     Non-Tobacco    Riders: None    Option B Face Amount $250,000

                0.00% HYPOTHETICAL GROSS ANNUAL RATE OF RETURN
                                   CURRENT CHARGES          GUARANTEED CHARGES
                            -----------------------------   -------------------
END OF         NET ANNUAL   ACCOUNT   SURRENDER    DEATH    SURRENDER    DEATH
 YEAR    AGE     OUTLAY      VALUE      VALUE     BENEFIT     VALUE     BENEFIT
------   ---   ----------   -------   ---------   -------   ---------   -------
   1     36      1,838       1,027        475     251,027       475     251,027
   2     37      1,838       2,241      1,690     252,241     1,677     252,228
   3     38      1,838       3,404      2,852     253,404     2,828     253,379
   4     39      1,838       4,513      3,962     254,513     3,926     254,477
   5     40      1,838       5,571      5,020     255,571     4,969     255,521
   6     41      1,838       6,568      6,016     256,568     5,952     256,503
   7     42      1,838       7,502      6,951     257,502     6,873     257,424
   8     43      1,838       8,375      8,008     258,375     7,914     258,281
   9     44      1,838       9,181      8,997     259,181     8,888     259,072
  10     45      1,838       9,918      9,918     259,918     9,791     259,791
  11     46      1,838      10,580     10,580     260,580    10,433     260,433
  12     47      1,838      11,161     11,161     261,161    10,994     260,994
  13     48      1,838      11,660     11,660     261,660    11,472     261,472
  14     49      1,838      12,071     12,071     262,071    11,859     261,859
  15     50      1,838      12,388     12,388     262,388    12,151     262,151
  16     51      1,838      12,608     12,608     262,608    12,343     262,343
  17     52      1,838      12,717     12,717     262,717    12,422     262,422
  18     53      1,838      12,701     12,701     262,701    12,373     262,373
  19     54      1,838      12,543     12,543     262,543    12,179     262,179
  20     55      1,838      12,229     12,229     262,229    11,823     261,823
  25     60      1,838       7,738      7,738     257,738     7,057     257,057
  30     65      1,838          --         --     250,000        --     250,000
  35     70      1,838          --         --          --        --          --

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                                 ALLOCATOR 2000

APPENDIX B


         AUTOMATIC REBALANCING, MODEL ASSET ALLOCATION AND DOLLAR COST
                               AVERAGING PROGRAMS


     To assist the Owner in making a premium allocation decision among Sub-accounts, ANLIC offers automatic transfer programs. These programs are designed to meet individual needs of the Owner and are not guaranteed to improve performance of the Policy.


     The Owner may elect the Automatic Rebalancing Program which will adjust values in the Sub-accounts to align with a specific percentage of total value in the Variable Account. By placing a written allocation election form on file with ANLIC, the Owner may have amounts automatically transferred from the Sub-accounts on either a quarterly, semi-annual or annual basis. The Owner chooses the percentages to be used under the Automatic Rebalancing Program.



     Model Asset Allocation is offered through The Advisors Group, Inc. (TAG) in conjunction with the services of Ibbotson Associates who were among the first to develop the modern science of asset allocation. TAG representatives offer a service created by Ibbotson Associates to match the Owner's risk tolerance and investment objectives with a model Sub-account percentage allocation formula. To use this service, the Owner first completes a questionnaire about risk tolerance and Policy performance objectives. The TAG representative uses the completed responses to match the Owner's needs to one of ten different model percentage allocation formulas designed by Ibbotson. The Owner may then elect to follow the recommended percentage allocation formula, or select a different formula.


     Ibbotson Associates provides a valuable service to an Owner who seeks to follow the science of asset allocation. Some research studies have shown that the asset allocation decision is the single largest determinant of Portfolio performance. Asset allocation combines the concepts of asset-liability management, mean-variance optimization, simulation and economic forecasting. Its objectives are to match asset classes and strategies to achieve better returns, to reduce volatility and to attain specific goals such as avoidance of interest rate or market risk.

     As an alternative, ANLIC also offers the Owner the option to elect the Dollar Cost Averaging Program. Dollar cost averaging is a long term investment method that uses periodic premium allocations from the Money Market Sub-account to other Sub-accounts. Under the theory of dollar cost averaging, the Owner may pursue a strategy of regular and systematic purchases to take advantage of market value fluctuations. More Sub-account accumulation units will be purchased when Sub-account unit values are low and fewer units will be purchased when unit values are high. There is no guarantee that the Dollar Cost Averaging Program will protect against market loss or improve performance of the Policy.


     The Dollar Cost Averaging Program provides a valuable service to an Owner who is able to sustain a long term transfer schedule and who seeks to avoid the volatility often associated with equity investments.


                                 ALLOCATOR 2000

                           INCORPORATION BY REFERENCE

The Registrant, Separate Account I, purchases or will purchase units from the portfolios of these Funds at the direction of its Policy Owners. The prospectuses of these Funds will be distributed with this prospectus and are hereby incorporated by reference. The prospectuses incorporated by reference are as follows:

                             The Alger American Fund
                              SEC File No. 33-21722

                          Calvert Variable Series, Inc.
                              SEC File No. 2-80154


                       Deutsche Asset Management VIT Funds
                             SEC File No. 333-00479


                        Variable Insurance Products Fund
                              SEC File No. 2-75010
                       Variable Insurance Products Fund II
                              SEC File No. 33-20773

              Franklin Templeton Variable Insurance Products Trust
                              SEC File No. 33-23493

                   Neuberger Berman Advisers Management Trust
                              SEC File No. 2-88566

                       Oppenheimer Variable Account Funds
                              SEC File No. 2-931-77

                        Van Eck Worldwide Insurance Trust
                              SEC File No. 33-13019

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

Registrant makes the following representation pursuant to the National Securities Markets Improvements Act of 1996:

Acacia National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                              RULE 484 UNDERTAKING

ANLIC'S By-laws provide as follows:

In the event any action, suit or proceeding is brought against a present or former Director, elected officer, appointed officer or other employee because of any action taken by such person as a Director, officer or other employee of the Company or which he omitted to take as a Director, officer or employee of the Company, the Company shall reimburse or indemnify him for all loss reasonably incurred by him in connection with such action to the fullest extent permitted by ss.13.1-696 through ss.13.1-704 of the Code of Virginia, as is now or hereafter amended, except in relation to matters as to which such person shall have been finally adjudged to be liable by reason of having been guilty of gross negligence or willful misconduct in the performance of duties as such Director, officer or employee. In case any such suit, action or proceeding shall result in a settlement prior to final judgment and if, in the judgment of the Board of Directors, such person in taking the action or failing to take the action complained of was not grossly negligent or guilty of wilful misconduct in the performance of his duty, the Company shall reimburse or indemnify him for the amount of such settlement and for all expenses reasonably incurred in connection with such action and its settlement. This right of indemnification shall not be exclusive of any other rights to which such person may be entitled.

                    REPRESENTATION PURSUANT TO RULE 6E-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

PART II
CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:
The facing sheet.
The prospectus consisting of 82 pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484.
Representations pursuant to Rule 6e-3(T).
The signatures.



The Following Exhibits:
1. The Following exhibits correspond to those required by paragraph IX A of the instructions as to exhibits in Form N-8B-2. (A)(1) Board Resolution Establishing Separate Account I-Incorporated by reference to the like numbered exhibit to the Pre-effective Amendment #3 filed on October 11, 1995 to the Form S-6 Registration #33-90208.
(A)(2) Not applicable
(A)(3)(a) Underwriting Agreement
between The Advisors Group, Inc. and Acacia National Life Insurance Company - Incorporated by reference to the initial Registration Statement for Acacia National Life Insurance Company Separate Account II on Form N-4 ( File No 333 -03963), August 26, 1996.
(A)(3)(b) Representative Agent Agreement, Supplement and Schedule proposed form of Selling Agreement Incorporated by reference to the initial Registration Statement for Acacia National Life Insurance Company Separate Account II on
Form N-4 ( File No 333 -03963), Filed August 26, 1996.
(A)(3)(c) None
(A)(3)(d) Form of Selling Agreement between the Advisors Group, Inc. ('TAG") and Broker Dealers - Incorporated by reference to the like numbered to the initial Form S-6 Registration Statement #33-90208, filed March 10, 1995.
(A)(4) Not Applicable
(A)(5)(a) Individual Flexible Premium Variable Life Insurance Policy - Incorporated by reference to the like numbered exhibit to the Pre-Effective Amendment #3 filed on October 11, 1995 to the Form S-6 Registration Statement # 33-90208.
(A)(6) Restated Articles of Incorporation of Acacia National Life Insurance Company - Incorporated by reference to the like numbered exhibit to the Post-Effective Amendment #3 filed on May 1, 1997 to the Form S-6 Registration Statement # 33-90208. (A)(6) Bylaws of Acacia National Life Insurance Company - Incorporated by reference to the like numbered exhibit to the Post-Effective Amendment #3 filed on May 1, 1997 to the Form S-6 Registration Statement # 33-90208.
(A)(7) Not applicable (A)(8)(a) Participation Agreement Alger American Fund
(A)(8)(b) Participation Agreement Calvert Variable Series, Inc.
(A)(8)(d) Participation Agreement Neuberger Berman Advisers Management Trust
(A)(8)(f) Participation Agreement Van Eck Worldwide Hard Assets Fund
All incorporated by reference to the like numbered exhibit to the Pre-Effective Amendment #3 filed on October 11, 1995 to the Form S-6 Registration Statement # 33-90208.
(A)(8)(g) Participation Agreement Oppenheimer Variable Account Funds - Incorporated by reference to the like numbered exhibit to the Post-Effective Amendment #3 filed on May 1, 1997 to the Form S-6 Registration Statement # 33-90208.
(A)(8)(h) Participation Agreement - Deutsche Asset Management VIT Funds
(A)(8)(i) Participation Agreement - Franklin Templeton Variable Insurance Products Trust Incorporated by reference to the like named exhibit to the Post-Effective Amendment #1 filed on February 25, 2000 to the Form S-6 Registration Statement # 333-81057.
(A)(8)(j) Participation Agreement - Variable Insurance Products Fund
(A)(8)(k) Participation Agreement - Variable Insurance Products Fund II Incorporated by reference to the like named exhibit to the Pre-Effective Amendment #1 filed on April 27, 2000 to the Form S-6 Registration Statement # 333-95593.
(A)(9) Not Applicable
(A)(10) Application for Policy - Incorporated by reference to the like numbered exhibit to the Pre-effective Amendment#2 filed on July 19,1995 to the Form S-6 Registration Statement #33-90208.


2. (a)(b)  Opinion and Consent of Robert-John H. Sands.
3. No financial statements will be omitted from the final Prospectus pursuant to Instruction 1(b) or (c) or Part I. 4. Not applicable.
5. Not applicable.

6. Consent of Russell J. Wiltgen.

7. Consent of Independent Auditors.
8. Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Acacia National Life Insurance Company Separate Account I, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 8 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Bethesda, County of Montgomery, State of Maryland on this 26th day of April, 2000.

                    ACACIA NATIONAL VARIABLE LIFE SEPARATE ACCOUNT I, Registrant
                               ACACIA NATIONAL LIFE INSURANCE COMPANY, Depositor

Attest:/s/ Robert-John H. Sands               By: /s/ Charles T. Nason
       -------------------------------           -------------------------------
              Secretary                                  Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the Directors and Principal Officers of Acacia National Life Insurance Company on the dates indicated.


      SIGNATURE                                    TITLE                                       DATE
      ---------                                    -----                                       ----


/s/ Charles T. Nason
-------------------------                   Chairman of the Board                           April 26, 2000
      Charles T. Nason                      and Chief Executive Officer
                                            and Director

/s/ Robert W. Clyde
-------------------------                   President and Chief                             April 26, 2000
      Robert W. Clyde                       Operating Officer and
                                            Director

/s/ Robert-John H. Sands
-------------------------                   Senior Vice President,                          April 26, 2000
    Robert-John H. Sands                    General Counsel, Corporate
                                            Secretary and Director

/s/ Haluk Ariturk
-------------------------                   Senior Vice President,                          April 26, 2000
        Haluk Ariturk                       Product Management and
                                            Administration and Director

/s/ JoAnn M. Martin
-------------------------                   Senior Vice President,                          April 26, 2000
        JoAnn M. Martin                     Chief Financial Officer
                                            and Director

/s/ Reno J. Martini
-------------------------                   Director                                        April 26, 2000
        Reno J. Martini



/s/ Brian J. Owens
-------------------------                   Senior Vice President,                          April 26, 2000
       Brian J. Owens                       Career Distribution

/s/ Janet L. Schmidt
-------------------------                   Senior Vice President                           April 26, 2000
        Janet L. Schmidt                    Human Resources

/s/ Barry C. Ritter
-------------------------                   Senior Vice President                           April 26, 2000
       Barry C. Ritter                      and Chief Information Officer

/s/ Richard W. Vautravers
-------------------------                   Senior Vice President                           April 26, 2000
    Richard W. Vautravers                   and Corporate Actuary


                                  EXHIBIT INDEX

                                     EXHIBIT



2. (a)(b) Opinion and Consent of Robert-John H. Sands

7. (a)(b) Opinion and Consent of Russell J. Wiltgen

8. (a) Consent of Deloitte & Touche LLP

8. (b) Consent of PricewaterhouseCoopers LLP